As filed with the Securities and Exchange Commission on August 26, 2022
Registration Nos. 2-75503, 811-03364
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ( )
Post-Effective Amendment No. 177 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 177 (X)
EMPOWER FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
8515 E. Orchard Road
Greenwood Village, Colorado 80111
Registrant’s Telephone Number, including Area Code: (866) 831-7129
Jonathan D. Kreider
President & Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copies of Communications to:
Ryan L. Logsdon
Chief Legal Officer & Secretary
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
It is proposed that this filing will become effective (check appropriate box)
X	immediately upon filing pursuant to paragraph (b) of Rule 485 on , pursuant to paragraph (b) of Rule 485
60 days after filing, pursuant to paragraph (a)(1) of Rule 485 on , pursuant to paragraph (a)(1) of Rule 485
75 days after filing, pursuant to paragraph (a)(2) of Rule 485 on , pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

EMPOWER FUNDS, INC.
(formerly Great-West Funds, Inc.)
Empower Core Strategies: Flexible Bond Fund
(formerly Great-West Core Strategies: Flexible Bond Fund)
Institutional Class Ticker: MXEDX
Investor Class Ticker: MXEWX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is August 26, 2022

Fund Summary
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.38%	0.38%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.50%	0.38%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.50%	0.03%
Total Annual Fund Operating Expenses	0.88%	0.76%
Fee Waiver and Expense Reimbursement[1]	0.43%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.45%	0.76%
1
The investment adviser, has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.45% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2023 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds, Inc. (“Empower Funds”) or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$238	$445	$1,045
Investor Class	$78	$243	$422	$942
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 210% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of fixed income securities of any maturity and duration. The fixed income securities in which the Fund may invest include corporate bonds, U.S. government securities, mortgage- and asset-backed securities, and bank loans. The Fund primarily invests in investment grade securities but may also invest up to 35% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”).
The Fund may invest up to 30% of its total assets in foreign fixed income securities, including emerging markets securities, and the Fund may invest without limitation in obligations of supranational entities (e.g., the World Bank). The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and to-be-announced (“TBA”) securities. The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ECM and one sub-adviser: Loomis, Sayles & Company, L.P. (the “Sub-Adviser” or “Loomis Sayles”).
ECM combines a “top-down” or macroeconomic analysis of the fixed income markets together with “bottom-up” security-by-security fundamental research to identify relative value opportunities.
Loomis Sayles invests in fixed income securities that are attractively valued, based on the credit outlook of an issuer and maximum total return potential.
ECM intends to maintain a strategic allocation of the Fund’s assets with Loomis Sayles and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to ECM and a 50% allocation of the Fund’s assets to Loomis Sayles. Actual allocations may vary from the target allocations, from time to time, and ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in “pools” of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall, or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may
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cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in “pools” of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
To-Be-Announced and When-Issued Transaction Risk - TBA and when-issued securities involve the risk that a security the Fund buys will lose value prior to its delivery. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Mortgage Dollar Roll Risk - Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund's portfolio turnover rate, which can increase the Fund's expenses and decrease returns. There is no assurance that the Fund's use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
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Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account.
Multi-Manager Risk - Because the Adviser and Sub-Adviser make investment decisions independently, it is possible that the security selection processes of the Adviser and Sub-Adviser may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund's Institutional Class shares average annual total return to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	3.94%
Worst Quarter	March 31, 2021	-2.64%
Year-to-Date	June 30, 2022	-5.01%
Average Annual Total Returns for the Periods Ended December 31, 2021
	One Year	Since Inception	Inception Date
Institutional Class before taxes	-1.40%	4.60%	6/25/2018
Institutional Class after taxes on distributions	-1.40%	3.99%
Institutional Class after taxes on distributions and sale of fund shares	-1.58%	3.96%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	4.66%
Investor Class before taxes	-1.72%	-0.82%	9/3/2020
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	-1.00%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Sub-Adviser
Loomis Sayles
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Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
ECM
Jack Brown, CFA	Chief Investment Officer	2018
Darrin Clough, CFA	Portfolio Manager	2020
Loomis Sayles
Matthew J. Eagan, CFA	Executive Vice President and Portfolio Manager	2018
Elaine M. Stokes	Executive Vice President and Portfolio Manager	2018
Brian P. Kennedy	Vice President and Portfolio Manager	2018
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. You may purchase or redeem shares of the Fund on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three (3) business days after your payment request is received in good order, but in any event within seven (7) days, except that your proceeds may be delayed for up to ten (10) days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of fixed income securities of any maturity and duration. The fixed income securities in which the Fund may invest include corporate bonds, U.S. government securities, mortgage- and asset-backed securities, and bank loans.
Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit
6

of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.
Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
Bank loans, which include institutionally traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions and refinancings.
The Fund primarily invests in investment grade securities but may also invest up to 35% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”). Investment grade securities are those rated in one of the four highest rating categories by Standard & Poor’s Global Ratings or which have a comparable rating from another nationally recognized statistical rating organization or are of comparable quality if unrated. If a security held by the Fund is downgraded below the minimum quality grade discussed above, the portfolio managers will re-evaluate the security, but will not be required to sell it. Below investment grade securities are rated BB or lower by Standard & Poor’s Global Ratings or have a comparable rating from another nationally recognized statistical rating organization or are of comparable quality if unrated.
The Fund may invest up to 30% of its total assets in foreign fixed income securities, including emerging markets securities, and the Fund may invest without limitation in obligations of supranational entities (e.g., the World Bank). Foreign fixed income securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S.
The Fund may enter into forward roll obligations on U.S. government securities, including mortgage dollar rolls and TBA securities. In a mortgage dollar roll transaction, the Fund sells securities (usually mortgage-backed securities) for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party. TBA securities are purchased or sold for a fixed price with the underlying securities to be announced at a future date. The seller does not specify the particular securities to be delivered, but instead the Fund agrees to accept any security that meets specified terms.

The Fund may also invest in derivatives, including but not limited to futures contracts on U.S. Treasury securities. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by ECM and Loomis Sayles. ECM intends to maintain a strategic allocation of the Fund’s assets with Loomis Sayles and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to ECM and a 50% allocation of the Fund’s assets to Loomis Sayles. Actual allocations may vary from the target allocations, from time to time, and ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
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How the Adviser and Sub-Adviser Select Investments
Each of the Adviser and Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.
ECM uses a “top-down,” “bottom-up” investment approach. The portfolio managers assess the market environment, evaluating current economic, political and fundamental conditions as they relate to the outlook for interest rates and credit. This assessment forms the backdrop for identifying relative value opportunities as well as determining the sizing and allocation of risk within the Fund. Individual securities are thoroughly analyzed to ascertain risk and to evaluate relative value within the context of the current market environment. Securities are added based on the appropriateness of their risk and their ability to add value to the Fund.
Loomis Sayles has three themes that typically drive its investment approach. First, Loomis Sayles generally seeks fixed income securities that are attractively valued relative to the Loomis Sayles credit research team’s assessment of credit risk. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, Loomis Sayles may invest significantly in securities the prices of which it believes are more sensitive to events related to the underlying issuer than to changes in general interest rates or overall market default rates. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed income securities (U.S. government securities, investment grade corporate securities, securitized assets, high yield corporate securities, emerging market securities, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to its risk.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by ECM or the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
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Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in “pools” of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall, or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Call Risk - An issuer may redeem a fixed income security before maturity (a “call”) at a price below its current market value. An increase in the likelihood of a call may reduce a security's price. If a fixed income security is called, the Fund may have to reinvest the proceeds in other securities with lower interest rates, higher credit risks or other less favorable characteristics. The Fund may also lose any premium it paid to purchase the securities.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Extraordinary and sudden changes in interest rates could disrupt the market for fixed income securities and result in fluctuations in the Fund’s net asset value. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
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Asset-Backed Securities Risk - Asset-backed securities represent interests in “pools” of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
To-Be-Announced and When-Issued Transaction Risk - TBA and when-issued securities involve the risk that a security the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for the transaction. There is also risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. These transactions have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date. These investments therefore increase the Fund’s overall investment exposure and, as a result, its volatility.
Mortgage Dollar Roll Risk - Mortgage dollar roll transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund's portfolio turnover rate, which can increase the Fund's expenses and decrease returns. There is no assurance that the Fund's use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts on U.S. Treasury securities, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
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A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, and greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments than developed countries. Investments in companies in developing and emerging market countries may be considered speculative.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are generally subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven (7) days. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. While there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which the Fund invests, the Fund
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relies on the portfolio managers’ research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Multi-Manager Risk - Because the Adviser and Sub-Adviser make investment decisions independently, it is possible that the security selection processes of the Adviser and Sub-Adviser may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single adviser. It is possible the Adviser and Sub-Adviser may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Adviser and Sub-Adviser may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. The Adviser and Sub-Adviser selected may underperform the market generally or other advisers or sub-advisers that could have been selected.
Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAIC”) and an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund's benchmark index is the Bloomberg U.S. Aggregate Bond Index, which covers the U.S. investment grade bond market, including corporate, government and mortgage-backed securities.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of EAIC and an affiliate of Empower Retirement, LLC (“Empower”). As of March 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $54.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Listed below are the ECM portfolio managers that have responsibility for the day-to-day management of the Fund.

•Jack Brown, CFA, Chief Investment Officer, has managed the Fund since 2018 and joined ECM in 2015.

•Darrin Clough, CFA, Portfolio Manager, has managed the Fund since 2020 and joined ECM in 2020; prior to joining ECM, Mr. Clough was employed at Oppenheimer Funds.
Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.38% of the Fund’s average daily net assets. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or
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reimburse expenses if total annual Fund operating expenses of any Class exceed 0.45% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2023 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Annual Report to shareholders for the period ended April 30, 2022.
Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

•Matthew J. Eagan, CFA, Executive Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Loomis Sayles in 1997.

•Elaine M. Stokes, Executive Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Loomis Sayles in 1988.

•Brian P. Kennedy, Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Loomis Sayles in 1994.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser is responsible for the investment and reinvestment of a portion of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
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This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures adopted by the Board. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. The Fund’s distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
The Fund will normally send redemption proceeds within three (3) business days following the receipt of a redemption request that is in “good order” for all methods of payment. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances under which it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends twice annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains
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distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividend and capital gain distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of
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various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income tax. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that the Fund is not purchased as part of an IRA or other tax-advantaged account.
Dividend and Capital Gain Distributions
Dividends and capital gain distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders at long-term capital gain rates, regardless of how long a shareholder has held shares of the Fund.
Distributions declared to shareholders of record in October, November or December and paid before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
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If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold or redeemed. Covered securities are Fund shares purchased on or after January 1, 2012. Empower Funds will report your adjusted basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions and redemption proceeds from the Fund. Currently, the backup withholding rate is 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of EAIC. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
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Cash and Non-Cash Incentive Arrangements
EAIC, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “EAIC affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The EAIC affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the EAIC affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain EAIC affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
EAIC and/or its affiliates (collectively, the “EAIC Funds Group” or “EFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on April 30 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
4/30/2022	$9.85	0.07	(0.86)	(0.79)	(0.04)	—	(0.04)	$9.02	(8.04%)
4/30/2021(c)	$10.00	0.03	(0.17)	(0.14)	(0.01)	—	(0.01)	$9.85	(1.35%) (d)
Institutional Class
4/30/2022	$11.14	0.12	(0.98)	(0.86)	(0.05)	—	(0.05)	$10.23	(7.72%)
4/30/2021	$10.86	0.17	0.11	0.28	(0.00) (e)	—	— (e)	$11.14	2.60%
4/30/2020	$10.13	0.28	0.65	0.93	(0.20)	—	(0.20)	$10.86	9.32%
4/30/2019(f)	$10.00	0.27	0.12	0.39	(0.26)	(0.00)(e)	(0.26)	$10.13	3.93% (d)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)(h)
Investor Class
04/30/2022	$1,773,436	0.76%	0.76%	0.76%	210%
04/30/2021(c)	$951,807	0.79% (i)	0.79% (i)	0.42% (i)	180%
Institutional Class
04/30/2022	$10,647	0.88%	0.45%	1.09%	210%
04/30/2021	$4,298	1.13%	0.45%	1.50%	180%
04/30/2020	$10,459	1.37%	0.45%	2.64%	60%
04/30/2019(f)	$8,949	1.67% (i)	0.45% (i)	3.21% (i)	17%(d)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Investor Class inception date was September 3, 2020.
(d)	Not annualized for periods less than one full year.
(e)	Amount was less than $0.01 per share.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)
Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period, if any. Excluding these transactions, the portfolio turnover would have been 40% and 51% for the years ended April 30, 2022 and 2021, respectively.

(i)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
20

EMPOWER FUNDS, INC.
(formerly Great-West Funds, Inc.)
Empower Core Strategies: Inflation-Protected Securities Fund
(formerly Great-West Core Strategies: Inflation-Protected Securities Fund)
Institutional Class Ticker: MXEGX
Investor Class Ticker: MXEYX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is August 26, 2022

Fund Summary
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.33%	0.33%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	3.10%	1.57%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	3.10%	1.22%
Total Annual Fund Operating Expenses	3.43%	1.90%
Fee Waiver and Expense Reimbursement[1]	3.08%	1.20%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.35%	0.70%
1
The investment adviser, has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2023 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds, Inc. (“Empower Funds”) or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$765	$1,517	$3,504
Investor Class	$72	$480	$915	$2,124
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 50% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-protected securities (“IPS”) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations, and other instruments, including inflation-linked swaps, with similar economic characteristics.
The Fund may invest in derivatives, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps that reference the Consumer Price Index For All Urban Consumers (“CPI-U”) as well as other measures of inflation.
The remainder of the Fund’s assets may be invested in other fixed income securities, including U.S. government securities, asset-backed securities, mortgage-backed securities, corporate bonds, below investment grade securities (commonly known as “high yield securities” or “junk bonds”) and securities issued by foreign corporate and governmental issuers.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, plus or minus one year. As of April 30, 2022, the duration of this index was 4.84 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by Goldman Sachs Asset Management, L.P. (the “Sub-Adviser” or “GSAM”). GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Derivatives Risk - The use of derivative instruments, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a
2

counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not.
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid and difficult to value, and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
CPI-U Measurement Risk - There can be no assurance that the CPI-U, a measurement of changes in the cost of living, will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Tax Consequences Risk - Adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable for federal income tax purposes in the Fund’s gross income in the year accrued, even though the Fund will not receive the principal, including any increase thereto, until maturity.
Deflation Risk - If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in “pools” of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall, or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
Asset-Backed Securities Risk - Asset-backed securities represent interests in “pools” of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
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Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund's average annual total return to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	4.72%
Worst Quarter	March 31, 2020	-0.88%
Year-to-Date	June 30, 2022	-3.57%
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Average Annual Total Returns for the Periods Ended December 31, 2021
	One Year	Since Inception	Inception Date
Institutional Class before taxes	5.00%	5.57%	6/25/2018
Institutional Class after taxes on distributions	-5.83%	-1.51%
Institutional Class after taxes on distributions and sale of fund shares	-6.07%	-1.53%
Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index (reflects no deduction for fees, expenses or taxes)	5.69%	5.86%
Investor Class before taxes	4.55%	5.17%	9/3/2020
Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index (reflects no deduction for fees, expenses or taxes)	5.69%	5.38%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Sub-Adviser
GSAM
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Jon Calluzzo	Vice President	2022
Peter Stone	Managing Director	2020
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. You may purchase or redeem shares of the Fund on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three (3) business days after your payment request is received in good order, but in any event within seven (7) days, except that your proceeds may be delayed for up to ten (10) days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More Information About the Fund
Investment Objective
The Fund seeks real return consistent with the preservation of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. government agencies and corporations, and other instruments, including inflation-linked swaps, with similar economic characteristics.
Designed to provide inflation protection to investors, IPS are income-generating instruments whose interest and principal payments are periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.
The inflation adjustment, which is typically applied monthly to the principal of a bond, follows a designated inflation index. The U.S. Treasury uses the CPI-U as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed income bonds.
The Fund may invest in derivatives, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps that reference the CPI-U as well as other measures of inflation. Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument.
•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

•A swap is an agreement obligating two counterparties to exchange periodic payments at specific dates based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. The notional amount is used to calculate the payment stream but is generally not exchanged.
The remainder of the Fund’s assets may be invested in other fixed income securities, including U.S. government securities, asset-backed securities, mortgage-backed securities, corporate bonds, below investment grade securities (commonly known as “high yield securities” or “junk bonds”) and securities issued by foreign corporate and governmental issuers.
U.S. government securities are issued by the U.S. government, its agencies or instrumentalities. Certain U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Asset-backed securities represent interests in pools of consumer loans, auto loans, student loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
A mortgage-backed security is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.
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Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions.
Corporate bonds are debt obligations issued by corporations or similar entities. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime.
Foreign securities are issued by entities organized outside the U.S., may be denominated in a foreign currency and are traded primarily in markets outside the U.S. Foreign government securities generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies.
Below investment grade securities are rated BB or lower by Standard & Poor’s Global Ratings or have a comparable rating from another nationally recognized statistical rating organization or are of comparable quality if unrated.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of its benchmark index, the Bloomberg 1-10 Year U.S. Treasury Inflation-Protected Securities Index, plus or minus one year. As of April 30, 2022, the duration of this index was 4.84 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price will be to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a three-year effective duration will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by GSAM.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
How the Sub-Adviser Selects Investments
GSAM seeks to generate consistent risk-adjusted performance by capitalizing on inefficiencies in markets that cause security prices to diverge from their fair value. GSAM has a committed focus on security selection, and expects that the Fund’s investments will tend to be repeatable, scalable and generally exhibit high information ratios over time. GSAM implements its investment philosophy through an investment process that seeks to maximize risk-adjusted performance by utilizing a diverse set of investment strategies that revolve around: (1) developing a long-term risk budget; (2) generating investment views and strategies; (3) constructing the portfolio; and (4) implementing dynamic adjustments based on market conditions.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Adviser, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend its securities to broker-dealers and financial institutions to realize additional income. The Fund will not lend securities or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
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Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Inflation-Protected Securities Risk - The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. The maturity of a security is a measure of the time remaining until the final payment of the security is due. Duration is a measure of a portfolio’s price sensitivity to changes in prevailing interest rates. For example, if interest rates rise by 1%, a portfolio with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a portfolio with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal. Recent and potential future changes in monetary policy by central banks may affect the level of interest rates. While interest rates were at or near historic lows, they have risen in recent periods which may have unpredictable effects on the markets and the Fund’s investments. Actions taken by the Federal Reserve Board or foreign central banks to stimulate or stabilize economic growth, such as increases or decreases in short-term interest rates, may adversely affect markets, which could, in turn, negatively impact the Fund’s performance.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk). U.S. government securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when the security is held to maturity. Accordingly, the market values of these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Yields available from U.S. government securities are generally lower than yields from many other fixed income securities.
U.S. Government-Sponsored Securities Risk - Securities issued by GSEs, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE (credit risk). Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. The U.S. government has provided financial support to GSEs in the past, but there can be no assurance that it will support these or other GSEs in the future and, as such, GSE securities may involve risk of loss of principal and interest.
Derivatives Risk - The use of derivative instruments, including but not limited to exchange-traded futures, interest rate swaps, and inflation-linked swaps, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.
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•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Swaps Risk. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference index does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying reference assets and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Counterparty Risk - A counterparty to a transaction may be unwilling or unable to make timely interest, principal or settlement payments or otherwise honor its obligations. Counterparty risk may arise because of a counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. To the extent that a counterparty defaults on its obligations and the Fund is delayed or prevented from exercising its rights with respect to the investments in its portfolio, it may experience a decline in the value of its position, lose income and incur costs associated with asserting its rights.
Inflation-linked Swaps Risk - Inflation-linked swaps may expose the Fund to additional volatility in comparison to investing directly in bonds and other fixed income securities. Inflation-linked swaps can be illiquid and difficult to value, and may involve leverage so that small changes produce disproportionate losses for the Fund. Since inflation-linked swaps are not traded on an exchange, they are subject to the risk that a counterparty to the transaction will fail to meet its obligations. Inflation-linked swaps involve the risk that the level of inflation and consumer prices will not be accurately predicted, which could significantly harm the Fund’s performance. The value of an inflation-linked swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect the security’s value.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
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CPI-U Measurement Risk - The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Tax Consequences Risk - Adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable for federal income tax purposes in the Fund’s gross income in the year accrued, even though the Fund will not receive the principal, including any increase thereto, until maturity. As a result, the Fund may be required to make distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so in order to satisfy the distribution requirements for qualifying as a regulated investment company.
Deflation Risk - The Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation.” In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely. If deflation occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Mortgage-Backed Securities Risk - Mortgage-backed securities represent interests in “pools” of commercial or residential mortgages that are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) when mortgage rates fall, or more slowly than expected (extension risk) when mortgage rates rise, which may affect the yield, average life and price of the securities. Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Mortgage-backed securities issued by a government agency are protected from principal loss through guarantees provided by the agency, while mortgage-backed securities issued by non-government issuers are not and therefore carry the additional risk of default should the credit performance of the underlying loans decline. This risk is mitigated through credit enhancements that cover losses in stressed scenarios, however, principal loss is possible should credit conditions deteriorate to a point where the enhancements prove to be insufficient.
Asset-Backed Securities Risk - Asset-backed securities represent interests in “pools” of assets, including consumer loans, auto loans, student loans, or receivables held in trust. The value of asset-backed securities may be affected by certain factors such as interest rate risk, the credit performance of the pool of underlying assets, the creditworthiness of the servicing agent or the originator of the underlying assets, the ability of the servicing agent to service the underlying collateral, and the availability of information concerning the pool of underlying assets and its structure. Certain asset-backed securities do not have the benefit of the same security interest in the underlying financial assets as do mortgage-backed securities, nor are they provided government guarantees of repayment. Accordingly, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the asset-backed securities, if any, may be inadequate to protect investors in the event of default. Asset-backed securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) in a declining interest rate environment or more slowly than expected (extension risk) in a rising interest rate environment.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Foreign Government Securities Risk - Foreign government securities may involve risks similar to those of foreign securities. They also may present additional risks, such as the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments may be influenced by the issuer’s balance of payments, its access to international credits and investments, fluctuations in foreign interest rates, as well as the government’s foreign currency reserves and currency devaluations.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities. The lower a security’s quality, the more it is subject to credit risk and the more speculative it becomes with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of its obligations. Changes in interest rates, the market's perception of the issuer, and the creditworthiness of the issuer may significantly
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affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield securities may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAIC”) and an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the Bloomberg U.S. 1-10 Year Treasury Inflation-Protected Securities Index, which is a market value-weighted index designed to measure the performance of inflation-protected securities issued by the U.S. Treasury with maturity dates of more than 1 year and less than 10 years.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of EAIC and an affiliate of Empower Retirement, LLC (“Empower”). As of March 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $54.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.33% of the Fund’s average daily net assets up to $1 billion dollars, 0.28% of the Fund’s average daily net assets over $1 billion and 0.23% of the Fund’s average daily net assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.35% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2023 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreement is available in the Fund’s Annual Report to shareholders for the period ended April 30, 2022.
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Sub-Adviser
Listed below is the Sub-Adviser and its portfolio managers who have responsibility for the day-to-day management of the Fund.
GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York 10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC.

•Jon Calluzzo, Vice President, has served as portfolio manager of the Fund since 2022 and joined GSAM in 2016.

•Peter Stone, Managing Director, has served as portfolio manager of the Fund since 2020 and joined GSAM in 2007.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Adviser may manage other mutual funds having similar names, investment objectives, and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.
The Sub-Adviser is responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Adviser for its services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring the Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board with a recommendation as to whether the Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or
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market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures adopted by the Board. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. The Fund’s distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
The Fund will normally send redemption proceeds within three (3) business days following the receipt of a redemption request that is in “good order” for all methods of payment. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances under which it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends twice annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividend and capital gain distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as lower-rated securities, and which may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for lower-rated securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because lower-rated securities may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
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When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures
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at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income tax. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that the Fund is not purchased as part of an IRA or other tax-advantaged account.
Dividend and Capital Gain Distributions
Dividends and capital gain distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders at long-term capital gain rates, regardless of how long a shareholder has held shares of the Fund.
Distributions declared to shareholders of record in October, November or December and paid before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold or redeemed. Covered securities are Fund shares purchased on or after January 1, 2012. Empower Funds will report your adjusted
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basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions and redemption proceeds from the Fund. Currently, the backup withholding rate is 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of EAIC. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
EAIC, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “EAIC affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The EAIC affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the EAIC affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain EAIC affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
EAIC and/or its affiliates (collectively, the “EAIC Funds Group” or “EFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or
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recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on April 30 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
4/30/2022	$6.46	0.24	(0.13)	0.11	(1.64)	(0.21)	(1.82)	(3.67)	$2.90	0.54%
4/30/2021(c)	$10.00	0.25	0.01	0.26	—	(1.97)	(1.83)	(3.80)	$6.46	3.22% (d)
Institutional Class
4/30/2022	$7.32	0.28	(0.16)	0.12	(1.61)	(0.14)	(1.82)	(3.57)	$3.87	0.73%
4/30/2021	$10.39	0.15	0.66	0.81	—	(2.05)	(1.83)	(3.88)	$7.32	8.43%
4/30/2020	$10.22	0.22	0.26	0.48	—	(0.27)	(0.04)	(0.31)	$10.39	4.68%
4/30/2019(e)	$10.00	0.19	0.07	0.26	—	(0.04)	—	(0.04)	$10.22	2.60% (d)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Investor Class
04/30/2022	$12,843	1.90%	0.70%	5.02%	50%
04/30/2021(c)	$9,062	0.96% (g)	0.70% (g)	4.14% (g)	147%
Institutional Class
04/30/2022	$2,181	3.43%	0.35%	5.18%	50%
04/30/2021	$658	8.35%	0.35%	1.72%	147%
04/30/2020	$209	22.01%	0.38%	2.08%	59%
04/30/2019(e)	$88	1.72% (g)	0.40% (g)	2.26% (g)	121%(d)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Investor Class inception date was September 3, 2020.
(d)	Not annualized for periods less than one full year.
(e)	Institutional Class inception date was June 25, 2018.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(formerly Great-West Funds, Inc.)
Empower Core Strategies: International Equity Fund
(formerly Great-West Core Strategies: International Equity Fund)
Institutional Class Ticker: MXECX
Investor Class Ticker: MXEVX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is August 26, 2022

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.70%	0.53%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.70%	0.18%
Total Annual Fund Operating Expenses	1.23%	1.06%
Fee Waiver and Expense Reimbursement[1]	0.58%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.65%	1.00%
1
The investment adviser, has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.65% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2023 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds, Inc. (“Empower Funds”) or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$66	$333	$620	$1,437
Investor Class	$102	$331	$579	$1,289
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
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The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers economically tied to countries other than the U.S., including those in emerging markets. The Fund may from time to time, have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index which is representative of that country.
Equity securities include common stock and other investment instruments such as depositary receipts, derivatives and exchange-traded funds (“ETFs”) that track the return of a broad-based international securities index. The derivatives the Fund may invest in include, but are not limited to, futures contracts and forward foreign currency contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by three sub-advisers: Franklin Templeton Institutional, LLC (“Franklin Templeton”), Irish Life Investment Managers Limited (“ILIM”), and LSV Asset Management (“LSV”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”).
Franklin Templeton employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that are expected to have higher revenue and earnings growth than their peers.
ILIM utilizes a passive investment strategy designed to track, as closely as possible, the performance of the MSCI EAFE® Index by investing in the common stocks of each company in the MSCI EAFE Index in approximately the same proportion as their weighting in the MSCI EAFE Index.
LSV employs a quantitative investment model that seeks to invest in undervalued international companies with high potential for near-term price appreciation.
ECM intends to maintain a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 15% allocation of the Fund’s assets to Franklin Templeton, a 50% allocation of the Fund’s assets to ILIM, and a 35% allocation of the Fund’s assets to LSV. Actual allocations may vary from the target allocations, from time to time, and ECM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
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Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Index Risk - Because the ILIM sub-advised portion of the Fund is not actively managed but is designed to track the performance of the MSCI EAFE Index, investors should generally expect the value of the ILIM sub-advised portion of the Fund to decline when
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the performance of the MSCI EAFE Index declines. The MSCI EAFE Index may perform unfavorably and/or underperform the market as a whole. As a result, the ILIM sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the MSCI EAFE Index because the adverse performance of a particular security normally will not result in eliminating the security from the ILIM sub-advised portion of the Fund.
Tracking Error Risk - The ILIM sub-advised portion of the Fund may not be able to precisely track the performance of the MSCI EAFE Index. Unlike the ILIM sub-advised portion of the Fund, the performance of the MSCI EAFE Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the ILIM sub-advised portion of the Fund may own less than all the securities of the MSCI EAFE Index, which also may cause a variance between the performance of the ILIM sub-advised portion of the Fund and the performance of the MSCI EAFE Index. Tracking error risk may cause the ILIM sub-advised portion of the Fund’s performance to be less than expected.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by LSV, requires adherence to a systematic, disciplined process. LSV's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund's average annual total return to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
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Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	17.73%
Worst Quarter	March 31, 2020	-24.95%
Year-to-Date	June 30, 2022	-13.79%
Average Annual Total Returns for the Periods Ended December 31, 2021
	One Year	Since Inception	Inception Date
Institutional Class before taxes	10.07%	7.12%	6/25/2018
Institutional Class after taxes on distributions	7.76%	4.96%
Institutional Class after taxes on distributions and sale of fund shares	7.29%	4.95%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	11.26%	7.36%
Investor Class before taxes	9.78%	19.14%	9/3/2020
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	11.26%	18.69%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Sub-Advisers
Franklin Templeton, ILIM, and LSV
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Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Franklin Templeton
John P. Remmert, J.D.	Senior Vice President and Portfolio Manager	2018
Donald G. Huber, CFA	Senior Vice President and Portfolio Manager	2018
ILIM
Nicola Dowdall	Head of ETFs & Affiliates	2018
Michael Lynch, CFA	Head of Indexed Equities	2018
Peter Leonard, CFA	Head of Passive Solutions & ESG	2018
LSV
Josef Lakonishok	Founding Partner, CEO, CIO and Portfolio Manager	2018
Menno Vermeulen, CFA	Partner, Portfolio Manager	2018
Puneet Mansharamani, CFA	Partner, Portfolio Manager	2018
Greg Sleight	Partner, Portfolio Manager	2018
Guy Lakonishok, CFA	Partner, Portfolio Manager	2018
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. You may purchase or redeem shares of the Fund on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three (3) business days after your payment request is received in good order, but in any event within seven (7) days, except that your proceeds may be delayed for up to ten (10) days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers economically tied to countries other than the U.S., including those in emerging markets. The Fund may from time to time, have significant investments in a particular country, a small number of countries, or a particular geographic region. The Fund may have exposure to non-U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
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The issuer of a security or other investment is generally deemed to be economically tied to a particular country other than the U.S. if: (1) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (2) the issuer is organized under the laws of that country; (3) the issuer maintains a principal office in that country; (4) the issuer has its principal securities trading market in that country; (5) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (6) the issuer has 50% or more of its assets in that country; or (7) the issuer is included in an index which is representative of that country.
Equity securities include common stock and other investment instruments such as depositary receipts, derivatives and ETFs that track the return of a broad-based international securities index. Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer.
Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock also entitles the holder to share in any of the company’s dividends.
Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument. The derivatives the Fund may invest in include, but are not limited to, futures contracts and forward foreign currency contracts.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by Franklin Templeton, ILIM, and LSV. ECM intends to maintain a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 15% allocation of the Fund’s assets to Franklin Templeton, a 50% allocation of the Fund’s assets to ILIM, and a 35% allocation of the Fund’s assets to LSV. Actual allocations may vary from the target allocations, from time to time, and ECM may change the asset allocations at any time and without shareholder notice or approval.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
Franklin Templeton employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that are expected to have higher revenue and earnings growth than their peers. Franklin Templeton uses a growth investment style and in-depth, fundamental research to identify high-quality companies, across all industry groups, with sustainable business models that offer the most attractive combination of growth, quality and valuation.
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ILIM utilizes a passive investment strategy designed to track, as closely as possible, the performance of the MSCI EAFE Index by investing in the common stocks of each company in the MSCI EAFE Index in approximately the same proportion as their weighting in the MSCI EAFE Index. In the event it is not possible or practicable to fully replicate all of the securities in the MSCI EAFE Index, or in the same weightings, ILIM may use sampling techniques to attempt to replicate the returns of the MSCI EAFE Index.
LSV generally focuses on investing in the stocks of companies that it believes are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in price and increase in earnings. Factors LSV considers in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. LSV believes that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations. LSV uses a quantitative investment model to make investment decisions. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a “mindset” about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-term recovery (such as recent price appreciation). This investment strategy seeks to manage overall portfolio risk while attempting to increase the expected return.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a
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result, foreign securities may subject the Fund to greater risk of potential loss than U.S. securities. Foreign countries can prevent or delay the Fund from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in the Fund being unable to sell its investments in a timely manner. Current sanctions or the threat of potential sanctions may also impair the value or liquidity of affected securities and negatively impact the Fund.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect, a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Developing and Emerging Markets Risk - Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, and greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments than developed countries. Investments in companies in developing and emerging market countries may be considered speculative.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly. When investing a substantial amount of assets in issuers located in a single country, a limited number of countries or a particular geographic region, there is a risk that economic, political and social conditions in those countries or that region will have a significant impact on the performance of the Fund’s investments. Investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging markets countries or regions.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.
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•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered. Currency risk is especially high in emerging markets.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small
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and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Index Risk - Because the ILIM sub-advised portion of the Fund is not actively managed but is designed to track the performance of the MSCI EAFE Index, investors should generally expect the value of the ILIM sub-advised portion of the Fund to decline when the performance of the MSCI EAFE Index declines. The MSCI EAFE Index may perform unfavorably and/or underperform the market as a whole. As a result, the ILIM sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the MSCI EAFE Index because the adverse performance of a particular security normally will not result in eliminating the security from the ILIM sub-advised portion of the Fund. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The ILIM sub-advised portion of the Fund may not be able to precisely track the performance of the MSCI EAFE Index. Unlike the ILIM sub-advised portion of the Fund, the performance of the MSCI EAFE Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the ILIM sub-advised portion of the Fund may own less than all the securities of the MSCI EAFE Index, which also may cause a variance between the performance of the ILIM sub-advised portion of the Fund and the performance of the MSCI EAFE Index. Further, there may be timing differences associated with additions to and deletions from the MSCI EAFE Index, changes in the shares outstanding of the component securities, and the ILIM sub-advised portion of the Fund may not be fully invested - either as a result of cash flows into the ILIM sub-advised portion of the Fund or as a result of reserves of cash held by the ILIM sub-advised portion of the Fund to meet redemptions. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the ILIM sub-advised portion of the Fund’s performance to be less than expected.
Quantitative Model Risk - Quantitative model performance depends upon the quality of its design and effective execution under actual market conditions. A quantitative model used by LSV, requires adherence to a systematic, disciplined process. LSV's ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Quantitative models may underperform in certain market environments including stressed or volatile market conditions. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into
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depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAIC”) and an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
Benchmark Index
The Fund’s benchmark index is the MSCI EAFE Index (Europe, Australasia, Far East) which is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of April 30, 2022, the MSCI EAFE Index consisted of 21 developed market country indices.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of EAIC and an affiliate of Empower Retirement, LLC (“Empower”). As of March 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $54.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.53% of the Fund’s average daily net assets on assets up to $1 billion, 0.48% of average daily net assets on assets over $1 billion but less than $2 billion, and 0.43% of average daily net assets on assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.65% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2023 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
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A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Annual Report to shareholders for the period ended April 30, 2022.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
Franklin Templeton, a Delaware limited liability company with its principal business address at One Franklin Parkway, San Mateo, California 94403, is registered as an investment adviser pursuant to the Advisers Act. Franklin Templeton is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange and has been in the investment management business since 1947.

•John P. Remmert, J.D., Senior Vice President and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Franklin Templeton in 2002.

•Donald G. Huber, CFA, Senior Vice President, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Franklin Templeton in 2002.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
ILIM is an affiliate of ECM, EAIC and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2018 and joined ILIM in 1998.

•Michael Lynch, CFA, Head of Indexed Equities has served as portfolio manager of the Fund since 2018 and joined ILIM in 2006.

•Peter Leonard, CFA, Head of Passive Solutions & ESG, has served as portfolio manager of the Fund since 2018 and joined ILIM in 2012.
LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, is registered as an investment adviser pursuant to the Advisers Act. LSV’s general partners include its management team and current and retired employee partners of LSV, who collectively own a majority of LSV, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position. LSV provides active, quantitative value equity management through the application of a proprietary model.

•Josef Lakonishok, Founding Partner, CEO, CIO and Portfolio Manager, has served as portfolio manager of the Fund since 2018 and founded LSV in 1994.

•Menno Vermeulen, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 1994.

•Puneet Mansharamani, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2000.

•Greg Sleight, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2006.

•Guy Lakonishok, CFA, Partner, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined LSV in 2009.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
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The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures adopted by the Board. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. The Fund’s distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
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The Fund will normally send redemption proceeds within three (3) business days following the receipt of a redemption request that is in “good order” for all methods of payment. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances under which it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends twice annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividend and capital gain distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than
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once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income tax. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the
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Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that the Fund is not purchased as part of an IRA or other tax-advantaged account.
Dividend and Capital Gain Distributions
Dividends and capital gain distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders at long-term capital gain rates, regardless of how long a shareholder has held shares of the Fund.
Distributions declared to shareholders of record in October, November or December and paid before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold or redeemed. Covered securities are Fund shares purchased on or after January 1, 2012. Empower Funds will report your adjusted basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities. The Fund may elect to pass through such foreign taxes to shareholders. In such event, shareholders will be required to treat as part of the amounts distributed to them their pro rata portion of such taxes and may claim a credit or deduction for such taxes, subject in each case to certain limitations. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions and redemption proceeds from the Fund. Currently, the backup withholding rate is 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on
17

shareholders. Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of EAIC. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
EAIC, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “EAIC affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The EAIC affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the EAIC affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain EAIC affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
EAIC and/or its affiliates (collectively, the “EAIC Funds Group” or “EFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EFG and any services it provides, as well as about fees and/or commissions it charges.
18

Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on April 30 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
19

Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
4/30/2022	$11.19	0.14	(1.22)	(1.08)	(0.67)	(0.13)	(0.33)	(1.13)	$8.98	(10.82%)
4/30/2021(c)	$10.00	0.24	2.06	2.30	—	(0.33)	(0.78)	(1.11)	$11.19	23.84% (d)
Institutional Class
4/30/2022	$10.66	0.18	(1.17)	(0.99)	(0.47)	(0.18)	(0.47)	(1.12)	$8.55	(10.51%)
4/30/2021	$8.25	0.11	3.47	3.58	—	(0.39)	(0.78)	(1.17)	$10.66	44.45%
4/30/2020	$9.85	0.28	(1.47)	(1.19)	0.00 (e)	(0.41)	—	(0.41)	$8.25	(12.88%)
4/30/2019(f)	$10.00	0.11	(0.19)	(0.08)	—	(0.07)	—	(0.07)	$9.85	(0.83%) (d)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Investor Class
04/30/2022	$273,921	1.06%	1.00%	1.32%	58%
04/30/2021(c)	$98,555	1.41% (h)	1.00% (h)	3.42% (h)	94%(d)
Institutional Class
04/30/2022	$7,023	1.23%	0.65%	1.79%	58%
04/30/2021	$3,994	2.10%	0.65%	1.06%	94%
04/30/2020	$1,531	1.37%	0.65%	2.91%	26%
04/30/2019(f)	$11,640	2.07% (h)	0.65% (h)	1.39% (h)	29%(d)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Investor Class inception date was September 3, 2020.
(d)	Not annualized for periods less than one full year.
(e)	Amount was less than $0.01 per share.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
21

EMPOWER FUNDS, INC.
(formerly Great-West Funds, Inc.)
Empower Core Strategies: U.S. Equity Fund
(formerly Great-West Core Strategies: U.S. Equity Fund)
Institutional Class Ticker: MXEBX
Investor Class Ticker: MXETX
(the “Fund”)
This Prospectus contains important information about the Fund that you should consider before investing. Please read it carefully and save it for future reference.
This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.
The date of this Prospectus is August 26, 2022

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.55%	1.10%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.55%	0.75%
Total Annual Fund Operating Expenses	1.02%	1.57%
Fee Waiver and Expense Reimbursement[1]	0.47%	0.67%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.55%	0.90%
1
The investment adviser, has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2023 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds, Inc. (“Empower Funds”) or the investment adviser upon written notice within 90 days of the end of the current term. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Empower Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$278	$518	$1,205
Investor Class	$92	$430	$792	$1,811
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 132% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
1

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies. The Fund currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in equity securities of large capitalization (“large cap”) companies that, at the time of purchase, are similar in size to companies in the Russell 1000® Index and 10-40% of its net assets in equity securities of small capitalization (“small cap”) companies that, at the time of purchase, are similar in size to companies in the Russell 2000® Index; however the Fund may have exposure to U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
Equity securities include common stock and other investment instruments such as derivatives and exchange-traded funds (“ETFs”) that track the return of a broad-based U.S. securities index. The derivatives the Fund may invest in include, but are not limited to, futures contracts and forward foreign currency contracts.
Empower Capital Management, LLC (“ECM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Empower Funds (the “Board”), selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by four sub-advisers: Irish Life Investment Managers Limited (“ILIM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Putnam Investment Management, LLC (“Putnam”) (each, a “Sub-Adviser”, and collectively, the “Sub-Advisers”).
ILIM utilizes a passive investment strategy designed to track, as closely as possible, the performance of the Standard & Poor’s 500® Index (“S&P 500 Index”) by investing in the common stocks of each company in the S&P 500 Index in approximately the same proportion as their weighting in the S&P 500 Index.
JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics.
Loomis Sayles believes that known and recurring inefficiencies are available in the small cap market, and through a repeatable investment process, seeks to invest in higher quality businesses trading at a discount to intrinsic value utilizing rigorous fundamental research.
Putnam invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both.
ECM intends to maintain a strategic asset allocation of the Fund’s assets with each Sub-Adviser and among asset classes and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to ILIM, a 10% allocation of the Fund’s assets to JPMorgan, a 20% allocation of the Fund’s assets to Loomis Sayles, and a 20% allocation of the Fund’s assets to Putnam. Actual allocations may vary from the target allocations, from time to time and ECM may change the allocations at any time without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, a particular industry or industries, or general market conditions that are not specifically related to a company or an industry.
2

Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Index Risk - Because the ILIM sub-advised portion of the Fund is not actively managed but is designed to track the performance of the S&P 500 Index, investors should generally expect the value of the ILIM sub-advised portion of the Fund to decline when the performance of the S&P 500 Index declines. The S&P 500 Index may perform unfavorably and/or underperform the market as a whole. As a result, the ILIM sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the S&P 500 Index because the adverse performance of a particular security normally will not result in eliminating the security from the ILIM sub-advised portion of the Fund.
Tracking Error Risk - The ILIM sub-advised portion of the Fund may not be able to precisely track the performance of the S&P 500 Index. Unlike the ILIM sub-advised portion of the Fund, the performance of the S&P 500 Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the ILIM sub-advised portion of the Fund may own less than all the securities of the S&P 500 Index, which also may cause a variance between the performance of the ILIM sub-advised portion of the Fund and the performance of the S&P 500 Index. Tracking error risk may cause the ILIM sub-advised portion of the Fund’s performance to be less than expected.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares.
3

Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for each full calendar year since inception and by comparing the Fund's average annual total return to the performance of a broad-based securities market index. The returns shown below (before and after taxes) are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	June 30, 2020	23.14%
Worst Quarter	March 31, 2020	-22.73%
Year-to-Date	June 30, 2022	-14.62%
4

Average Annual Total Returns for the Periods Ended December 31, 2021
	One Year	Since Inception	Inception Date
Institutional Class before taxes	25.92%	16.53%	6/25/2018
Institutional Class after taxes on distributions	22.59%	15.17%
Institutional Class after taxes on distributions and sale of fund shares	19.20%	15.01%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	25.66%	18.18%
Investor Class before taxes	25.40%	29.67%	9/3/2020
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	25.66%	25.97%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
ECM
Sub-Advisers
ILIM, JPMorgan, Loomis Sayles, and Putnam
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
ILIM
Nicola Dowdall	Head of ETFs & Affiliates	2018
Michael Lynch, CFA	Head of Indexed Equities	2018
Peter Leonard, CFA	Head of Passive Solutions & ESG	2018
JPMorgan
Giri Devulapally, CFA	Managing Director	2018
Holly Fleiss	Managing Director	2020
Larry H. Lee	Managing Director	2020
Joseph Wilson	Managing Director	2020
Loomis Sayles
Joseph R. Gatz, CFA	Vice President and Portfolio Manager	2018
Jeffrey Schwartz, CFA	Vice President and Portfolio Manager	2018
Putnam
Darren Jaroch, CFA	Portfolio Manager	2018
Lauren B. DeMore, CFA	Portfolio Manager	2019
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. You may purchase or redeem shares of the Fund on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three (3) business days after your payment request is received in good order, but in any event within seven (7) days, except that your proceeds may be delayed for up to ten (10) days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
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Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
More Information About the Fund
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The principal investment strategies of the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund’s investment strategies are applied at the time the Fund acquires a security.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies. The Fund currently expects (as of the date of this Prospectus) to invest 60-90% of its net assets in equity securities of large cap companies that, at the time of purchase, are similar in size to companies in the Russell 1000® Index and 10-40% of its net assets in equity securities of small cap companies that, at the time of purchase, are similar in size to companies in the Russell 2000® Index; however the Fund may have exposure to U.S. stocks across any market capitalization and style and the Fund’s exposure will vary from time to time across sectors.
Equity securities include common stock and other investment instruments such as derivatives and ETFs that track the return of a broad-based U.S. securities index. Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer and generally have greater price volatility than fixed income securities. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer.
Common stock is a type of equity security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). Common stock also entitles the holder to share in any of the company’s dividends.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, currency, commodity, or other financial instrument moves in price. If the Fund enters into a derivatives contract, it would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of the underlying financial instrument. The derivatives the Fund may invest in include, but are not limited to, futures contracts and forward foreign currency contracts.
•A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific security, currency or other instrument for an agreed price at a future date. Forward contracts are negotiated on an individual basis and are not standardized or traded on exchanges.

•Futures contracts are standardized, exchange-traded contracts that require a purchaser to take delivery, and a seller to make delivery, of a specified amount of an asset at a specified future date and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
Index ETFs are a type of registered investment company whose shares are bought and sold on a securities exchange and generally represent a portfolio of securities designed to track a particular market index.
ECM, subject to the approval of the Board, selects the Fund’s Sub-Advisers and monitors their performance on an ongoing basis. The Fund’s investment portfolio is managed by ILIM, JPMorgan, Loomis Sayles and Putnam. ECM intends to maintain a strategic asset allocation of the Fund’s assets with each Sub-Adviser and among asset classes and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of
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the Fund’s assets to ILIM, a 10% allocation of the Fund’s assets to JPMorgan, a 20% allocation of the Fund’s assets to Loomis Sayles, and a 20% allocation of the Fund’s assets to Putnam. Actual allocations may vary from the target allocations, from time to time and ECM may change the allocations at any time without shareholder notice or approval.
The Fund’s investment objective and principal investment strategies are non-fundamental and can be changed by the Board without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders of any change in its 80% policy described above.
How the Sub-Advisers Select Investments
Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets it manages.
ILIM utilizes a passive investment strategy designed to track, as closely as possible, the performance of the S&P 500 Index by investing in the common stocks of each company in the S&P 500 Index in approximately the same proportion as their weighting in the S&P 500 Index. In the event it is not possible or practicable to fully replicate all of the securities in the S&P 500 Index, or in the same weightings, ILIM may use sampling techniques to attempt to replicate the returns of the S&P 500 Index.
JPMorgan invests primarily in equity securities of large, well-established companies with market-capitalization equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. JPMorgan employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. JPMorgan seeks structural disconnects which it believes allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. JPMorgan seeks to identify long-term imbalances in supply and demand.
Loomis Sayles invests primarily in equity securities of small companies, which are of a size similar to those in the Russell 2000® Index at the time of purchase. Loomis Sayles believes that known and recurring inefficiencies are available in the small cap market, and through a repeatable investment process, seeks to invest in higher quality businesses trading at a discount to intrinsic value utilizing rigorous fundamental research. Loomis Sayles seeks to build a small cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market and have favorable prospects for recovery. Stocks may be under-valued due to negative investor sentiment, short-term fundamental problems, or investor misperceptions. Loomis Sayles will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery.
Putnam invests mainly in common stocks of large and midsize U.S. companies, which are of a size similar to those in the Russell 1000® Value Index, with a focus on value stocks that offer the potential for capital growth, current income, or both. Putnam may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.
Temporary Investment Strategies
The Fund may hold cash or cash equivalents and, if deemed appropriate by the Sub-Advisers, may invest up to 100% of its assets in money market instruments for temporary defensive purposes to respond to adverse market, economic or political conditions. Should the Fund take this action, it may be inconsistent with the Fund’s principal investment strategies and the Fund may not achieve its investment objective. Money market instruments include a variety of short-term fixed income securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.
Securities Lending
Although not considered a principal investment strategy, the Fund may lend common stock or other assets to broker-dealers and financial institutions to realize additional income. The Fund will not lend common stock or other assets if, as a result, more than 33 1∕3% of the Fund’s total assets would be lent to other parties. When the Fund loans its portfolio securities, it will receive collateral equal to at least 102% of the market value of domestic securities and 105% of the market value of foreign securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.
Principal Investment Risks
The principal investment risks associated with investing in the Fund are summarized in the “Fund Summary” section at the front of this Prospectus. More detailed descriptions of the principal investment risks are set forth below. These risks are presented in an
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order that reflects ECM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, sanctions, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns. For example, since the first quarter of 2020 the operating environment across a variety of industries has been impacted by the global spread of the COVID-19 virus, which has significantly increased market volatility. The duration of the COVID-19 pandemic, and the continuing impact that it may have on the financial markets and global economy, cannot be foreseen. During such a general downturn in the markets, multiple asset classes may decline in value. Moreover, when markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.
Equity Securities Risk - The value of equity securities held by the Fund may decline as a result of factors directly related to a company, such as lower demand for the company’s products or services or poor management decisions. The value of equity securities may also decline due to factors that affect, a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, the value of equity securities may decline due to general market conditions that are not specifically related to a company or an industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or generally adverse investor sentiment.
Small and Medium Size Company Risk - The stocks of small and medium size companies often trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of larger companies. Stocks of small and medium size companies may not have wide marketability, which may cause the Fund to lose money if it needs to sell the stocks when there are few interested buyers. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Accordingly, stocks of small and medium size companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term, and are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. In addition, there may be less publicly available information concerning small and medium size companies upon which to base an investment decision.
Large Size Company Risk - Large size companies may go in and out of favor based on market and economic conditions. Large size companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large size companies could trail the returns on investments in securities of smaller companies.
Derivatives Risk - The use of derivative instruments, including but not limited to futures contracts and forward foreign currency contracts, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions. A derivative contract would obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts could have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.
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•Forward Contracts Risk. The market for forward contracts is substantially unregulated and can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. A relatively small price movement in a forward contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. Forward contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.

•Futures Contracts Risk. Certain futures contract markets are highly volatile, and futures contracts may be illiquid. Futures exchanges may limit fluctuations in futures contract prices by imposing a maximum permissible daily price movement. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. At or prior to maturity of a futures contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been adverse movement in futures contract prices. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants make or take delivery, liquidity in the futures market could be reduced. Because of the low margin deposits normally required in futures trading, it is possible that the Fund may employ a high degree of leverage in the portfolio. As a result, a relatively small price movement in a futures contract may result in substantial losses to the Fund, exceeding the amount of the margin paid. For certain types of futures contracts, losses are potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures contracts executed (if any) on foreign exchanges may not provide the same protection as U.S. exchanges. Futures contracts can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Value Stock Risk - A “value” style of investing is subject to the risk that returns on “value” stocks are less than returns on other styles of investing or the overall stock market. Value stocks tend to trade at lower price-to-book and price-to-earnings ratios which suggest the market as a whole views their potential future earnings as limited. Investing in value stocks carries the risk that the market will not recognize a stock's potential value for a long time, or that a stock judged to be undervalued may actually be appropriately valued.
Growth Stock Risk - A “growth” style of investing is subject to the risk that returns on “growth” stocks are less than returns on other styles of investing or the overall stock market. Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, the Fund may underperform other investment funds that invest more broadly or that favor different investment styles.
Index Risk - Because the ILIM sub-advised portion of the Fund is not actively managed but is designed to track the performance of the S&P 500 Index, investors should generally expect the value of the ILIM sub-advised portion of the Fund to decline when the performance of the S&P 500 Index declines. The S&P 500 Index may perform unfavorably and/or underperform the market as a whole. As a result, the ILIM sub-advised portion of the Fund may have poor investment results even if it closely tracks the performance of the S&P 500 Index because the adverse performance of a particular security normally will not result in eliminating the security from the ILIM sub-advised portion of the Fund. The Fund’s portfolio managers do not attempt to take defensive positions in declining markets. Maintaining investments in securities regardless of market conditions or the performance of individual securities may cause the Fund’s returns to be lower than if the Fund employed an active strategy.
Tracking Error Risk - The ILIM sub-advised portion of the Fund may not be able to precisely track the performance of the S&P 500 Index. Unlike the ILIM sub-advised portion of the Fund, the performance of the S&P 500 Index is not impacted by fees and expenses, including trading costs associated with implementing portfolio changes. In addition, the ILIM sub-advised portion of the Fund may own less than all the securities of the S&P 500 Index, which also may cause a variance between the performance of the ILIM sub-advised portion of the Fund and the performance of the S&P 500 Index. Further, there may be timing differences associated with additions to and deletions from the S&P 500 Index, changes in the shares outstanding of the component securities, and the ILIM sub-advised portion of the Fund may not be fully invested - either as a result of cash flows into the ILIM sub-advised portion of the Fund or as a result of reserves of cash held by the ILIM sub-advised portion of the Fund to meet redemptions. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Tracking error risk may cause the ILIM sub-advised portion of the Fund’s performance to be less than expected.
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Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. If the portfolio managers are incorrect in their expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, this could result in losses. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of derivatives or other instruments used by the portfolio managers to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
Exchange-Traded Fund Risk - Shares in an ETF represent an interest in a portfolio of securities generally designed to track the performance of a particular market index. The Fund could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market, for example, while awaiting purchase of underlying securities. The risks associated with owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the Fund invests. An ETF may trade at a premium or discount; and as a result, the Fund may pay more than net asset value when purchasing shares and receive less than net asset value when selling shares. It is possible that an active trading market for an ETF will not be maintained, or that trading will be halted for reasons such as market-wide trading halts or an ETF no longer meeting the listing requirements of the exchange. For index ETFs, a number of factors may affect an ETF’s ability to achieve a high degree of correlation with its market index, including index exposure, market disruption or closure, regulatory restrictions or extreme market volatility. Lack of liquidity in an ETF could result in it being more volatile. There is no guarantee that an ETF will achieve a high degree of correlation to its market index.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of the Fund. Additionally, the sale of less liquid or illiquid securities may involve substantial delays (including delays in settlement) and additional costs and the Fund may be unable to sell such securities when necessary to meet its liquidity needs. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Multi-Manager Risk - Because the Sub-Advisers make investment decisions independently, it is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible the Sub-Advisers may, at any time, take positions that are opposite of each other. In such cases, the Fund will incur higher expenses without accomplishing any net investment results. The Sub-Advisers may also be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher brokerage commissions and other transaction costs. A Sub-Adviser may underperform the market generally and may underperform other sub-advisers that ECM could have selected.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders) and may result in higher taxes when Fund shares are held in a taxable account. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Asset Allocation Program Risk
The Fund is used as part of an asset allocation program managed by Empower Advisory Group, LLC, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAIC”) and an affiliate of ECM, and sub-advised by an unaffiliated third party. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund is required to sell securities or invest cash at times when it would otherwise not do so. This activity could also increase the Fund’s transaction costs and have tax consequences.
Portfolio Holdings Disclosure
A description of the policies and procedures of Empower Funds with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.
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Benchmark Index
The Fund’s benchmark index is the Russell 3000® Index which is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization which represents about 98% of all U.S incorporated equity securities.
Management and Organization
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). ECM provides investment advisory, accounting and administrative services to Empower Funds, and is the investment adviser of the Fund. ECM is a wholly-owned subsidiary of EAIC and an affiliate of Empower Retirement, LLC (“Empower”). As of March 31, 2022, ECM provided investment management services for mutual funds and other investment portfolios representing assets of $54.7 billion. ECM and its affiliates have been providing investment management services since 1969.
Advisory Fees
For its services, ECM is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.47% of the Fund’s average daily net assets on assets up to $1 billion, 0.42% of average daily net assets on assets over $1 billion, and 0.37% of average daily net assets on assets over $2 billion. Pursuant to the investment advisory agreement, ECM is responsible for all of its fees and expenses incurred in performing the services set forth in the agreement. The Fund pays all other fees and expenses incurred in its operation, all of its general administrative expenses, all shareholder services fees (“Shareholder Services Fees”) with respect to Investor Class shares, and any extraordinary expenses, including litigation costs. ECM has contractually agreed to waive advisory fees or reimburse expenses if total annual Fund operating expenses of any Class exceed 0.55% of the Class's average daily net assets, excluding Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2023 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or ECM upon written notice within 90 days of the end of the current term. Under the agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual Fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
A discussion regarding the basis for the Board approving the investment advisory agreement and sub-advisory agreements is available in the Fund’s Annual Report to shareholders for the period ended April 30, 2022.
Sub-Advisers
Listed below are the Sub-Advisers and their respective portfolio managers who have responsibility for the day-to-day management of the Fund.
ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.
ILIM is an affiliate of ECM, EAIC and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Nicola Dowdall, Head of ETFs & Affiliates, has served as portfolio manager of the Fund since 2018 and joined ILIM in 1998.

•Michael Lynch, CFA, Head of Indexed Equities has served as portfolio manager of the Fund since 2018 and joined ILIM in 2006.

•Peter Leonard, CFA, Head of Passive Solutions & ESG, has served as portfolio manager of the Fund since 2018 and joined ILIM in 2012.
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JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, is registered as an investment adviser pursuant to the Advisers Act. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and provides discretionary investment services to institutional clients.

•Giri Devulapally, CFA, Managing Director, has served as portfolio manager of the Fund since 2018 and joined JPMorgan in 2003.

•Holly Fleiss, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in 2012.

•Larry H. Lee, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in
2006.

•Joseph Wilson, Managing Director, has served as portfolio manager of the Fund since 2020 and joined JPMorgan in
2014.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

•Joseph R. Gatz, CFA, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since 2018 and joined Loomis Sayles in 1999.

•Jeffrey Schwartz, CFA, Vice President and Portfolio Manager, has been a portfolio manager of the Fund since 2018 and joined Loomis Sayles in 2012.
Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act.
Putnam is an affiliate of ECM, EAIC and Empower. Putnam is an indirect wholly-owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to ECM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

•Darren Jaroch, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2018 and joined Putnam in 1999.

•Lauren DeMore, CFA, Portfolio Manager, has served as portfolio manager of the Fund since 2019 and joined Putnam in 2006.
Please see the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.
The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. ECM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of ECM’s advisory fee described above.
Empower Funds and ECM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits ECM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means ECM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each Sub-Adviser's agreement should be renewed, terminated or modified. ECM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated
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person, as defined in Section 2(a)(3) of the 1940 Act, of Empower Funds or ECM other than by reason of serving as a sub-adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund. Empower Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub-adviser or the implementation of any material change in the sub-advisory agreement.
The Fund enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to or intended (or “third-party”) beneficiaries of those contractual arrangements.
This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Shareholder Information
Pricing Shares
The transaction price for buying, selling, or exchanging the Fund's shares is the net asset value of the Fund. The Fund's net asset value is generally calculated as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) every day the NYSE is open. However, the time at which the Fund's net asset value is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time (for example, a scheduled early closing), or as permitted by the SEC. To the extent that the Fund’s assets are traded in other markets on days when the NYSE is closed, the value of the Fund’s assets may be affected on days when Empower Funds is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when Empower Funds is open for business. Your share price will be the next net asset value calculated after we receive your order in “good order.” This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable the Fund to allocate assets properly.
The Fund values its assets at current market prices where current market prices are readily available. If current market prices are not readily available or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), assets will be valued at fair value as determined in good faith in accordance with procedures adopted by the Board. With respect to foreign securities, the Fund utilizes a third party fair valuation service daily to adjust closing prices. This process is performed in order to more accurately consider projected market movements related to the time lapse between when foreign exchanges or markets close and when the Fund computes its net asset value. Fair value determinations involve judgments that are inherently subjective. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. This policy is intended to assure that the Fund’s net asset value fairly reflects security values at the time of pricing.
Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost provided such amount approximates market value.
Purchasing and Redeeming Shares
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. The Fund’s distributor reserves the right to require payment by wire or U.S. bank check. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. With certain exceptions, the Fund is generally available only to shareholders residing in the United States. However, the Fund may not be offered in your state.
The Fund will normally send redemption proceeds within three (3) business days following the receipt of a redemption request that is in “good order” for all methods of payment. The Fund may, however, delay payment of redemption proceeds for up to seven (7) days and may suspend redemptions and/or further postpone payment proceeds when the NYSE is closed (other than weekends or holidays) or when trading thereon is restricted or during emergency or other circumstances under which it is not reasonably practicable for the Fund to liquidate its portfolio securities or fairly determine the value of its net assets, each as determined by the SEC, or as otherwise permitted by an order issued by the SEC. When a shareholder places a request to redeem shares for which the purchase money has not yet been collected, the request is not considered to be in good order until the purchase has been cleared. Following clearance, the request will be executed at the next determined net asset value.
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Under normal conditions, the Fund typically expects to meet daily shareholder redemptions by monitoring the Fund’s portfolio and redemption activities and by holding a reserve of highly liquid assets, such as cash or cash equivalents. The Fund may use additional methods to meet shareholder redemptions, if they become necessary. These methods may include, but are not limited to, the sale of portfolio assets, the use of overdraft protection afforded by the Fund’s custodian bank, or borrowing from a line of credit.
Dividends and Capital Gains Distributions
The Fund earns dividends, interest and other income from its investments, and ordinarily distributes this income (less expenses), if any, to shareholders as dividends twice annually. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses), if any, to shareholders as capital gains distributions at least once annually. Both dividends and capital gains distributions are reinvested in additional shares of the Fund at net asset value, unless you elect to receive dividends and capital gains distributions in cash. If you wish to change the dividend and capital gain distribution election, contact your financial intermediary.
Frequent Purchases and Redemptions of Fund Shares
The Fund is not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Fund. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of the Fund’s securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large trades may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of Fund securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.
The Fund invests to varying degrees in securities that trade infrequently or may be more difficult to value, such as securities of smaller companies, and may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund’s investments. In addition, the market for securities of smaller companies may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund’s shares, which will reduce the Fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.
Empower Funds maintains policies and procedures, approved by the Board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order,” as described above under Pricing Shares) will be processed at the Fund’s next determined net asset value. In all cases, if the order is received from the shareholder before the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.
It is Empower Funds’ practice and policy to identify any shareholder who initiates a transfer into the Fund, then initiates a transfer out of the Fund within a thirty (30) day calendar period (a “round trip”) and to notify such shareholder that a second round trip within the Fund will result in the shareholder being restricted from initiating a transfer of any portion of the shareholder’s assets (not including purchases into the Fund made with new assets contributed or rolled into the shareholder’s account) into the Fund for a thirty (30) day period. In addition, if the Fund identifies a shareholder that has been subject to the purchase restriction more than once because of repeated frequent trading, the Fund may provide written direction to the shareholder’s financial intermediary to implement special restrictions on such shareholder.
Empower Funds has also adopted pricing procedures and guidelines, including procedures for fair value pricing of Fund securities to reflect significant market events occurring after the close of a foreign or domestic exchange on which securities held by the Fund are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. One of the objectives of Empower Funds’ fair value pricing procedures is to minimize the possibilities of the type of market timing described above. The procedures are designed to limit dilution to the Fund that may be caused by market timing activities following a significant market event that occurs prior to the Fund's pricing time.
Empower Funds has entered into agreements with financial intermediaries, that require the financial intermediaries to monitor trading and/or provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trades. Empower Funds will rely on the financial intermediaries to identify and notify shareholders who have engaged in frequent or excessive trading. The application of frequent or excessive trading limitations may vary among financial intermediaries. There are no assurances that financial intermediaries will properly
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administer frequent-trading limitations. If you invest with Empower Funds through a financial intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
The practices and policies described above are intended to deter and curtail market timing and excessive trading in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, it may not be possible to identify market timing or excessive trading activity until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. Further, financial intermediaries will process purchase, redemption and exchange orders for Fund shares through omnibus accounts in which shares are held in the name of an intermediary on behalf of multiple beneficial owners. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Fund trade. Also, certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than Empower Funds’ practices discussed above. To the extent the Fund does not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Fund may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the Fund.
Empower Funds endeavors to ensure that its procedures are uniformly and consistently applied to all shareholders, and it does not exempt any persons from these procedures. In addition, Empower Funds does not enter into agreements with shareholders whereby it permits market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that Empower Funds reserves the right to reject orders, the possibility exists that some shareholders may engage in market timing before restrictions are imposed. Empower Funds may revise its market timing and excessive trading policy and related procedures at the sole discretion of the Board, at any time and without prior notice, as it deems necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.
Federal Income Tax Consequences
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute all of its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income tax. The Fund will be subject to federal income tax at regular corporate tax rates on any of its net investment income or capital gains it does not distribute to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
It is possible the Fund could lose this favorable tax treatment if it does not meet certain requirements of the Code. If the Fund does not meet the Code requirements and does not satisfy the cure provisions, the Fund would be required to pay federal income tax on its income and capital gains without any deduction for distributions to shareholders. This would affect your investment because your return would be reduced by the taxes paid by the Fund.
The tax consequences of your investment in the Fund depend on the terms of your IRA or brokerage or advisory account. Certain requirements must be satisfied in purchasing an IRA and receiving distributions from an IRA in order to continue receiving favorable tax treatment. As a result, purchasers of IRAs should seek competent legal and tax advice regarding the suitability of the Fund for their situation. For more information, please refer to the applicable disclosure documents for your IRA or account. The following discussion assumes that the Fund is not purchased as part of an IRA or other tax-advantaged account.
Dividend and Capital Gain Distributions
Dividends and capital gain distributions you receive from the Fund are subject to federal income tax whether reinvested in additional shares or received in cash and may also be subject to state and local taxes. Distributions of net investment income, other than “qualified dividend income,” and short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions of qualified dividend income (i.e., generally dividends received from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other noncorporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied at both the Fund and shareholder levels.
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders at long-term capital gain rates, regardless of how long a shareholder has held shares of the Fund.
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Distributions declared to shareholders of record in October, November or December and paid before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.
If the net asset value of the Fund’s shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution, which generally will be taxable to the shareholder.
Redemptions of Shares
When you redeem shares of the Fund, it generally is considered a taxable event for federal income tax purposes. Any gain or loss you realize upon a redemption of shares of the Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gains are taxable at ordinary federal income tax rates. The maximum federal income tax rate applicable to long-term capital gain for individuals and other noncorporate investors is 20%. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of shares of the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Basis Information
Brokerage firms and mutual fund companies must report the adjusted basis of “covered securities” when such securities are sold or redeemed. Covered securities are Fund shares purchased on or after January 1, 2012. Empower Funds will report your adjusted basis in covered shares acquired either by purchase or in connection with a dividend reinvestment plan when you redeem any of those shares. Empower Funds also follows your instructions and elections when determining adjusted basis.
Effect of Foreign Taxes
Dividends and interest received by the Fund on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the Fund’s return on such foreign securities.
Withholding
If you fail to provide the Fund with your correct taxpayer identification number and certain required certifications, you will be subject to backup withholding with respect to any distributions and redemption proceeds from the Fund. Currently, the backup withholding rate is 24%. If you are neither a citizen nor resident of the U.S., certain dividends you receive from the Fund may be subject to a 30% withholding tax (or a lower rate as determined by any applicable treaty).
The foregoing discussion is only a general summary of certain federal income tax considerations that may apply to your investment in the Fund. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisers as to the federal, state, local and foreign tax consequences of owning shares of the Fund before making an investment in the Fund.
Share Classes
The Fund has two classes of shares, Institutional Class and Investor Class shares. Each class is identical except that Investor Class shares have a Shareholder Services Fee which is described below.
Shareholder Services Agreement
Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and a subsidiary of EAIC. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Fund. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the Investor Class shares of the Fund (“Shareholder Services Fee”). To the extent the Fund is offered on other platforms and other entities
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provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity.
Cash and Non-Cash Incentive Arrangements
EAIC, Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (the “Distributor”), and/or their affiliates (for purposes of this section only, “EAIC affiliates”), out of their own resources and without additional cost to the Fund, may contribute to various cash and non-cash incentive arrangements to promote the sale of shares of the Fund. These arrangements will be made available, and applied uniformly, to registered representatives associated with the Distributor. The EAIC affiliates may sponsor various contests and promotions subject to applicable FINRA and SEC regulations in which registered representatives may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA and SEC regulations, the EAIC affiliates may also pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive arrangements may vary depending on the arrangement in place at any particular time. Currently, registered representatives associated with the Distributor are eligible to receive additional cash incentive compensation when retirement plans invest in certain EAIC affiliated products, including Empower Funds. Other cash incentives payable to participating registered representatives may be based on certain performance measurements, including a percentage of the net amount invested in the Fund. These types of arrangements could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a registered representative to recommend or sell shares of the Fund instead of other funds where payments are not received. You should ask your registered representative for details about any compensation received in connection with the sale of shares of the Fund.
Other Payments to Financial Intermediaries
EAIC and/or its affiliates (collectively, the “EAIC Funds Group” or “EFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Fund. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and/or access to an intermediary’s personnel and other factors. Such payments are paid from EFG’s legitimate profits and other financial resources (not from the Fund). To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, EFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Empower Funds is not considered marketing support payments to such broker-dealers.
EFG’s payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Fund or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from EFG and any services it provides, as well as about fees and/or commissions it charges.
Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on April 30 of each year. Twice a year, a report containing a summary of the Fund's performance and other information will be made available to shareholders of the Fund. Annual and semi-annual shareholder reports for the Fund may be accessed at the SEC’s website at www.sec.gov and the Empower Funds’ website at www.greatwestinvestments.com.
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Financial Highlights
The financial highlights table presented below is intended to help you understand the financial performance of the Fund’s Institutional Class and Investor Class shares for the past five years, or, if shorter, the period of such class’s operations. Certain information reflects financial results for a single Fund share. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from financial statements audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund's Annual Report, which is available upon request.
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
4/30/2022	$12.42	(0.01) (c)	(0.08)	(0.09)	(0.27)	(0.54)	(1.70)	(2.51)	$9.82	(2.89%)
4/30/2021(d)	$10.00	0.00 (e)	2.68	2.68	—	(0.09)	(0.17)	(0.26)	$12.42	27.11% (f)
Institutional Class
4/30/2022	$14.68	0.04	(0.16)	(0.12)	(0.53)	(0.17)	(1.70)	(2.40)	$12.16	(2.59%)
4/30/2021	$9.78	0.05	5.12	5.17	—	(0.10)	(0.17)	(0.27)	$14.68	53.21%
4/30/2020	$10.41	0.09	(0.52)	(0.43)	—	(0.04)	(0.16)	(0.20)	$9.78	(4.34%)
4/30/2019(g)	$10.00	0.07	0.41	0.48	—	(0.07)	—	(0.07)	$10.41	4.89% (f)

	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(h)
Investor Class
04/30/2022	$6,286	1.57%	0.90%	(0.12%)	132%
04/30/2021(d)	$1,781	3.36% (i)	0.90% (i)	0.01% (i)	69%(f)
Institutional Class
04/30/2022	$23,714	1.02%	0.55%	0.26%	132%
04/30/2021	$18,242	1.26%	0.55%	0.42%	69%
04/30/2020	$9,871	1.49%	0.55%	0.87%	65%
04/30/2019(g)	$8,066	2.20% (i)	0.55% (i)	0.89% (i)	34%(f)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific activity during the period.
(d)	Investor Class inception date was September 3, 2020.
(e)	Amount was less than $0.01 per share.
(f)	Not annualized for periods less than one full year.
(g)	Institutional Class inception date was June 25, 2018.
(h)	Portfolio turnover is calculated at the Fund level.
(i)	Annualized.
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Additional Information
The SAI contains more details about the investment policies, practices and limitations of the Fund. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus as a matter of law, which means that it is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report you will find audited financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Semi-Annual Reports for the Fund include unaudited financial statements.
For a free copy of the SAI, Annual, or Semi-Annual Reports; to request other information; or to ask questions about the Fund, contact your financial intermediary or call (866) 831-7129. Empower Funds’ website is www.greatwestinvestments.com. The SAI, Annual, and Semi-Annual Reports are available on the website free of charge.
The SAI and the Annual and Semi-Annual Reports are available on the EDGAR Database on the SEC’s Internet website at www.sec.gov. You can also obtain copies of this information, upon paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-03364.
This Prospectus should be read
and retained for future reference.
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EMPOWER FUNDS, INC.
(formerly Great-West Funds, Inc.)
Empower Core Strategies: Flexible Bond Fund (formerly Great-West Core Strategies: Flexible Bond Fund) Institutional Class Ticker: MXEDX Investor Class Ticker: MXEWX	Empower Core Strategies: International Equity Fund (formerly Great-West Core Strategies: International Equity Fund) Institutional Class Ticker: MXECX Investor Class Ticker: MXEVX
Empower Core Strategies: Inflation-Protected Securities Fund (formerly Great-West Core Strategies: Inflation- Protected Securities Fund) Institutional Class Ticker: MXEGX Investor Class Ticker: MXEYX	Empower Core Strategies: U.S. Equity Fund (formerly Great-West Core Strategies: U.S. Equity Fund) Institutional Class Ticker: MXEBX Investor Class Ticker: MXETX
(the “Fund(s)”)
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
Throughout this SAI, “Fund” is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus. It contains information in addition to the information in the Prospectuses for the Funds. The Prospectuses for the Funds, which we may amend from time to time, contain the basic information you should know before investing in a Fund. This SAI should be read together with the Prospectuses for the Funds, each dated August 26, 2022. Requests for copies of Prospectuses should be made by writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111, by calling (866) 831-7129, or by viewing www.greatwestinvestments.com. The financial statements appearing in the Funds’ Annual Reports are incorporated into this SAI by reference; please see the “Financial Statements” section of this SAI for hyperlinks to these reports. Copies of the Annual Reports are available, without charge, and can be obtained by calling (866) 831-7129 or by viewing at www.greatwestinvestments.com.
August 26, 2022

INFORMATION ABOUT EMPOWER FUNDS, INC. AND THE FUNDS
Empower Funds, Inc. (“Empower Funds”) is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. Empower Funds is a Maryland corporation that organized on December 7, 1981 and commenced business as an investment company on February 5, 1982. The corporation changed its name from Great-West Funds, Inc. to Empower Funds, Inc. on August 1, 2022. Empower Funds offers 45 funds. This SAI describes 4 Funds, each of which is a diversified Fund, as described below.
Each Fund offers two classes of shares: Institutional Class and Investor Class. Neither class imposes sales charges or distribution fees.
Empower Capital Management, LLC (“ECM”), a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAIC”) and an affiliate of Empower Retirement, LLC (“Empower”), serves as the investment adviser to each Fund.

Diversified Funds
The Funds are diversified funds, meaning at least 75% of the value of each Fund’s total assets will be represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities, the value of which with respect to any one issuer (other than the U.S. government and other investment companies) is neither more than 5% of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer.
INVESTMENT LIMITATIONS
Fundamental Policies
Empower Funds has adopted limitations on the investment activity of the Funds which are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of the affected Fund. These limitations apply to each of the Funds. If changes to the fundamental policies of only one Fund are being sought, only shares of that Fund are entitled to vote. “Majority” for this purpose and under the Investment Company Act of 1940, as amended (“1940 Act”), means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares. A complete statement of all such limitations is set forth below.
1. BORROWING. No Fund will borrow money except that a Fund may (1) borrow for non-leveraging, temporary, or emergency purposes; and (2) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve borrowing, in a manner consistent with such Fund’s investment objective and program, provided that any such borrowings comply with applicable regulatory requirements. The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, the fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).
2. COMMODITIES, FUTURES, AND OPTIONS THEREON. No Fund will purchase or sell physical commodities; except that it may purchase and sell derivatives (including, but not limited to, futures contracts and options on futures contracts). Empower Funds does not consider currency contracts or hybrid investments to be commodities.
3. INDUSTRY CONCENTRATION. No Fund will purchase the securities of any issuer if, as a result, more than 25% of the value of such Fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry; provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities, or of certificates of deposit or bankers acceptances. It is the current position of the staff of the SEC that each foreign government is considered to be a separate industry for purposes of this restriction.
4. LOANS. No Fund will make loans, although a Fund may (1) lend portfolio securities; (2) enter into repurchase agreements; (3) acquire debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (4) purchase debt.
5. DIVERSIFICATION. No Fund will, with respect to 75% of the value of the Fund’s total assets, purchase a security if, as a result (1) more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer (other than the U.S. government or any of its agencies or instrumentalities or repurchase agreements collateralized by U.S. government securities, and other investment companies) or (2) more than 10% of the outstanding voting securities of any issuer would be held
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by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by other investment companies).
6. REAL ESTATE. No Fund will purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
7. SENIOR SECURITIES. No Fund will issue senior securities except in compliance with the 1940 Act.
8. UNDERWRITING. No Fund will underwrite securities issued by other persons, except to the extent such Fund may be deemed to be an underwriter under applicable law in connection with the sale of its portfolio securities in the ordinary course of pursuing its investment program.
The 1940 Act prohibits a fund from issuing any senior securities, except for certain borrowings. The SEC staff has broadly interpreted senior security to include any type of transaction with the potential for leverage, including certain futures, options and other derivatives transactions, short sales, the purchase of securities on a when-issued or delayed-delivery basis or similar transactions with leverage potential. The SEC staff has indicated that transactions with the potential for leverage will not be treated as prohibited senior security issuances if the fund follows certain procedures to prevent losses from the potential leveraged aspect of these transactions. These procedures generally require the fund to segregate cash or liquid securities equal in value to the fund’s potential exposure from the transaction or to cover the transaction through ownership of the instrument underlying the transaction.
Non-Fundamental Policies
In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the following Funds to normally invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the particular type of investments suggested by the applicable Fund's name. If the Board of Directors (the “Board”) determines to change the 80% non-fundamental policy for any of these Funds, that Fund will provide no less than 60 days prior written notice of such change to the shareholders before implementing the change of investment policy.
Empower Core Strategies: Flexible Bond Fund	Empower Core Strategies: International Equity Fund
Empower Core Strategies: Inflation-Protected Securities Fund	Empower Core Strategies: U.S. Equity Fund
Operating Policies
Empower Funds has also adopted the following additional operating restrictions that are not fundamental and may be changed by the Board without shareholder approval.
Under these policies, the Funds will not:
1. Enter into commodity futures or commodity options contracts, or swaps, if, with respect to positions in commodity futures or commodity options contracts, or swaps, which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into;
2. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;
3. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and any orders issued by the SEC;
4. Purchase participations or other direct interest in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs, except that a Fund may purchase securities of issuers which invest or deal in the above.
INVESTMENT POLICIES AND PRACTICES
The investment objectives, investment strategies, and principal risks of each Fund are described in its Prospectus. This SAI contains supplemental information about those strategies and risks and the types of securities that ECM or a sub-adviser to a Fund (each, a “Sub-Adviser”) may select for each Fund. Additional information also is provided about the strategies that a Fund
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may use to try to achieve its objective. Except as described below and except as otherwise specifically stated in the applicable Prospectus or this SAI, each Fund’s investment policies set forth in its Prospectus and in this SAI are not fundamental and may be changed without shareholder approval.
The following pages contain more detailed information about types of securities in which the Funds may invest, as well as investment strategies, practices and techniques that ECM or any Sub-Adviser may employ in pursuit of a Fund’s investment objective, together with a discussion of related restrictions and risks. ECM and/or any Sub-Adviser may not buy these securities or use any of these techniques unless it believes that they are consistent with the applicable Fund’s investment objectives and policies (as described in the Fund’s prospectus) and that doing so will help the Fund achieve its objective. In addition, due to unavailability, economic unfeasibility or other factors, a Fund may simply have no opportunity to invest in a particular security or use a particular investment technique.
Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Bank Loans. Bank loans, which include institutionally-traded floating rate securities, are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies that are involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. Some bank loans may be purchased on a “when-issued” basis. The market for bank loans may not be highly liquid and a Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV. Assets allocated to bank loans where a Fund does not assume a contractual lending relationship with the borrower is considered an investment in the industry of the financial intermediary and the borrower.
The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
Bank loans generally are subject to legal or contractual restrictions on resale. Bank loans and other forms of direct indebtedness may be structured such that they are not securities under securities laws and subject to securities laws protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans and other investments in which a Fund invests, the Fund relies on the portfolio managers’ research to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Bankers’ Acceptances. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most
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acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. The Funds generally will not invest in acceptances with maturities exceeding seven days where doing so would tend to create liquidity problems.
Bank Obligations. The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.
Bills. A bill is a short-term debt instrument, usually with a maturity of two years or less.
Borrowing. The Funds may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. In the event a Fund borrows in excess of 5% of its total assets, at the time of such borrowing it will have an asset coverage of at least 300%.
Under the 1940 Act, the Funds may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.
Brady Bonds. Brady bonds are debt obligations created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated). They are actively traded in the over-the-counter secondary market.
Collateralized Brady bonds may be fixed rate par bonds or floating rate discount bonds, which are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady bonds. Interest payments on these Brady bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In addition, in light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.
Each Fund may invest in Brady Bonds only if it is consistent with quality specifications established from time to time by ECM or the Sub-Adviser to that Fund.
Certificates of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.
Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities, pool together assets that generate cash flow, and repackage these pools into discrete tranches that can be sold to investors. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion by investors to CBO or CLO securities as a class.
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The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for sale in a Rule 144A transaction. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (1) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (2) the risk that the quality of the collateral may decline in value or default; (3) the risk that a Fund may invest in CDOs that are subordinate to other classes; and (4) the possibility that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Collateralized Mortgage Obligations. A Collateralized Mortgage Obligation (“CMO”) is a bond that uses certificates issued by the Government National Mortgage Association, or the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation as collateral in trust. The trust then issues several bonds which will be paid using the cash flow from the collateral. The trust can redirect cash flow temporarily, first paying one bond before other bonds are paid. The trust can also redirect prepayments from one bond to another bond, creating some stable bonds and some volatile bonds. The proportion of principal cash flow and interest cash flow from the collateral flowing to each bond can also be changed, creating bonds with higher or lower coupons to the extreme of passing through the interest only to one bond and principal only to another bond. Variable rate or floating coupon bonds are also often created through the use of CMOs.
CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The “residual” in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market currently may not have the liquidity of other more established securities trading in other markets.
CMO residuals may be subject to certain restrictions on transferability, may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities.
Commercial Paper. Commercial paper is an unsecured short-term promissory note issued by a corporation primarily to finance short-term credit needs.
Common Stock. Common stock is a type of security that represents partial ownership in a company and entitles stockholders to share in the company’s profits (or losses). In the event an issuer is liquidated or declares bankruptcy, owners of bonds and preferred stock take precedence over the claims of those who own common stock. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or stated price, which enable an investor to benefit from increases in the market price of the underlying common stock. A convertible security may also be called for redemption or conversion by the issuer after a particular date and, under certain circumstances (including a specified price), may be called for redemption or conversion on a date established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the
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option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Contingent convertible securities (“COCOs”) are a complex subset of convertible securities that are designed so that the issuer of the security can absorb losses if the issuer’s capital falls below a predetermined trigger level. If triggered, COCOs absorb losses for the issuer by either (1) converting from a fixed income security to common stock of the issuer or (2) writing down the value of the security. If the COCO is converted to a common stock of the issuer, the common stock may not pay a dividend, which could result in a reduced income rate for a Fund. Additionally, if the COCO is converted to a common stock of the issuer and the issuer declares bankruptcy, the Fund would be less likely to recover its claim in bankruptcy because owners of common stock are generally last in line for payment priority. If the COCO undergoes a mandatory write-down, the Fund may lose some or all of its investment in the COCO.
Corporate Fixed Income Obligations. Corporate fixed income obligations include bonds, notes, debentures, delayed draw term loans, and other obligations of corporations to pay interest and repay principal. Corporate fixed income obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Some corporate fixed income obligations are demand instruments, which require the issuer or a third party, either on a conditional or unconditional basis, to repurchase the security for its face value upon demand.
An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
The secondary market for high yield-high risk “junk bonds,” which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on a Fund’s ability to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, portfolio managers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.
Since investors generally perceive that there are greater risks associated with the medium to lower rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities.
In addition to the risk of default, there are the related costs of recovery on defaulted issues. A Fund’s manager will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
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Portfolio managers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Portfolio managers continually monitor the investments in the applicable Funds and evaluate whether to dispose of or to retain corporate fixed income obligations whose credit ratings or credit quality may have changed.
Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, municipals, and mortgage and other asset-backed securities. Debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations when due (credit risk). Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (1) the issuer’s general taxing power, (2) a specific type of tax, such as a property tax or (3) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities are not generally perceived to involve credit risks to the same extent as investments in other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Debt securities may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk).
Debt Security Ratings. Portfolio managers may consider the ratings assigned by various investment services and nationally recognized statistical rating organizations (“NRSRO”), such as Standard & Poor’s Global Ratings (“S&P”), that publish ratings based upon their assessment of the relative creditworthiness of debt securities. Generally, a lower rating indicates higher credit risk, and higher yields are ordinarily available from securities in the lower rating categories to compensate investors for the increased credit risk. These ratings are described at the end of this SAI in Appendix A. The ratings of an NRSRO, such as S&P, represent their opinions as to the quality of the instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality.
The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.
Discount Obligations. Investment in discount obligations (including most Brady bonds) may be in securities which were (1) initially issued at a discount from their face value, and (2) purchased by a Fund at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on obligations purchased by a Fund may be significant, and accretion of market discount together with original issue discount, will cause the Fund to realize income prior to the receipt of cash payments with respect to these securities.
Distressed Debt Obligations. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.
A Fund will generally make such investments only when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to the distressed debt securities held by a Fund, there can
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be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally purchase securities that are in default or subject to bankruptcy proceedings in amounts greater than 5% of such Fund’s assets. Securities that have been downgraded to Ca/CC or lower subsequent to purchase shall not be included in this limitation.
Dollar-denominated Foreign Debt Securities (“Yankee Bonds”) “Yankee bonds” are dollar-denominated instruments issued in the U.S. market by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer’s foreign parent. However, investing in these instruments may present a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.
Emerging Markets Issuers. Emerging markets include (1) countries that have an emerging stock market as defined by MSCI, Inc.; (2) countries with low- to middle-income economies as classified by the World Bank; or (3) other countries or markets with similar emerging characteristics. Issuers whose principal activities are in countries with emerging markets include issuers: (a) organized under the laws of, (b) whose securities have their primary trading market in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (d) having at least 50% of their assets located in, a country with an emerging market.
Markets of developing and emerging market countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, geopolitical, social, environmental, public health, regulatory and other uncertainties than more developed markets. The economies of developing and emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Their governments may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing and emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing and emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing and emerging market countries may be considered speculative.
Equity Securities. Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.
The value of equity securities in a Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline. ECM or a Fund's Sub-Adviser will attempt to manage market risk by limiting the amount a Fund invests in each company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. The price of a company's shares depends significantly on the information publicly available about the company. The restatement of a company's financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company's management. A Fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants, including the Fund.
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Exchange-Traded Funds. Exchange-traded funds (“ETF(s)”) are a type of investment company the shares of which are bought and sold on a securities exchange. An ETF generally represents a fixed portfolio of securities designed to track a particular market index. These indexes may be broad-based, sector or international. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs are also subject to certain additional risks, including (1) the risk that their market prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, a sector ETF may be adversely affected by the performance of that specific sector or group of industries on which it is based. A Fund investing in an ETF would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.
Funds will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are purchased and sold once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.
An ETF may purchase, retain and sell securities at times when an actively managed open-end mutual fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.
Please also see the discussion concerning the risks associated with derivative transactions under “Derivative Instruments,” below.
Eurodollar Certificates of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. Dollars. Eurodollar certificates of deposit are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but has a resetting of the interest rate on a one to six month rollover basis.
Foreign Investment Companies. Some foreign countries may not permit, or may place economic restrictions on, direct investment by investors from outside of such countries. Investments in such countries may be permitted only through foreign government-approved or -authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Foreign Securities. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.
Most foreign securities in a Fund will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to a Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund's investments (even if the price of the investments is unchanged) and changes in the dollar value of a Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.
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A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a Fund declares and pays a dividend, or between the time when a Fund accrues and pays an operating expense in U.S. Dollars.
American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs including European Depositary Receipts and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying security at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risks as well as the political and economic risks of the underlying issuer's country.
Foreign securities and cash may be held with foreign banks, agents, and securities depositories appointed by a Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Futures. See “Derivative Instruments” below.
Hedging. Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund’s securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund’s ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its Fund, (2) use derivatives contracts that cover a narrow range of circumstances, or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
High Yield Securities (“Junk Bonds”). High yield securities, often referred to as “junk bonds,” are debt securities that are rated BB or lower by S&P or have a comparable rating from another nationally recognized statistical rating organization or are of comparable quality if unrated. High yield securities include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.
Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus further disrupting the market for such securities.
High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield bonds tend not to fall as much as U.S. Treasury or investment grade bonds. Conversely, when interest rates fall, high yield bonds tend to underperform U.S. Treasury and investment grade bonds because high yield bond prices tend not to rise as much as the prices of these bonds.
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The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.
High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.
Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though they receive no cash interest until the security's maturity or payment date.
In addition, the credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. Credit agencies may also fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.
Because the risk of default is higher for lower-quality debt securities, portfolio managers will attempt to identify those issuers of high-yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. Although the ratings of recognized rating services such as Moody's and Standard & Poor's are considered, analysis will focus on relative values based on such factors as interest or dividend coverage, asset coverage, existing debt, earnings prospects, operating history, and the experience and managerial strength of the issuer. Thus, the achievement of a Fund's investment objective may be more dependent on the portfolio manager's own credit analysis than might be the case for a Fund which invests in higher quality bonds. The portfolio managers continually monitor the investments in the Funds and carefully evaluate whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose credit rating has changed.
New laws and proposed new laws may negatively affect the market for high yield securities.
A Fund may choose, at its expense or in conjunction with other involved parties, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of a Fund's shareholders.
Illiquid Securities. The term “illiquid security” generally means a security that a Fund reasonably believes cannot be sold or disposed of in-then current market conditions within seven (7) days or less without the sale or disposition significantly changing the value of the security used in determining a Fund’s net asset value. Certain types of securities may be considered generally to be illiquid. Included among these are “restricted securities” which are securities whose public resale is subject to legal restrictions. However, certain types of restricted securities (commonly known as “Rule 144A securities”) that can be resold to qualified institutional buyers may be treated as liquid if they are determined to be readily marketable pursuant to policies and guidelines adopted by the Board. See “Restricted Securities and Rule 144A Securities” below.
A Fund may acquire illiquid securities so long as immediately after the acquisition the Fund would not have invested more than 15% of its net assets in illiquid securities. A Fund will take measures to reduce its holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the investments or if liquid investments have become illiquid.
Rule 22e-4 under the 1940 Act requires, among other things, that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Directors, has approved the designation of ECM as the Funds’ LRMP administrator, and will review no less frequently than annually a written report prepared by ECM that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. The liquidity classification of each investment will be made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be
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relevant to the liquidity classification of each Fund’s investments in accordance with the LRMP. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to meet its investment objective.
A Fund may be unable to sell illiquid securities when desirable or may be forced to sell them at a price that is lower than the price at which they are valued or that could be obtained if the securities were more liquid. In addition, sales of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than do sales of securities that are not illiquid. Illiquid securities may also be more difficult to value due to the unavailability of reliable market quotations for such securities
Inflation-Linked Securities. Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. Treasury inflation-protected securities (“TIPS”) are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.
Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund. Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a fund being treated as a return of capital.
Initial Public Offering (“IPOs”). IPOs are new issues of equity securities. IPOs have many of the same risks as small company stocks. IPOs do not have trading history, and information about the company may be available only for recent periods. A Fund’s purchase of shares issued in IPOs exposes it to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of newly-priced companies have fluctuated in significant amounts over short periods of time. IPOs may generate substantial gains for a Fund, but investors should not rely on any past gains that may have been produced by IPOs as an indication of a Fund’s future performance, because there is no guarantee that a Fund will have access to profitable IPOs in the future. As with newly issued secondary offerings, a Fund may be limited in the quantity of IPO shares that it may buy at the offering price, or a Fund may not be able to buy any shares of an IPO at the offering price. As the size of a Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of a Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.
Investment Companies. Each Fund may invest in shares of other investment companies within the limitations of the 1940 Act and any orders issued by the SEC. Section 12(d)(1) of the 1940 Act generally precludes a Fund from acquiring: (1) more than 3% of the total outstanding shares of another investment company; (2) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, the Fund may invest in securities issued by other registered investment companies beyond the above percentage maximums pursuant to rules promulgated by the SEC, including Rule 12d1-4 under the 1940 Act.
Rule 12d1-4 allows a Fund to acquire shares of another investment company in excess of the limitations currently imposed by the 1940 Act. A Fund relying on Rule 12d1-4 will be subject to several conditions, certain of which are specific to the Fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (1) control and voting that prohibit the Fund, ECM or a Sub-Adviser and their respective affiliates from controlling or voting more than 25% of the voting securities of an open-end unaffiliated acquired fund; (2) certain required findings by ECM relating to complexity, fees and undue influence (among other things); (3) entry into a fund of funds investment agreement for unaffiliated fund investments; and (4) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets. These restrictions may limit a Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit a Fund’s flexibility with respect to making investments in those unaffiliated investment companies.
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Registered investment companies may issue and redeem their shares on a continuous basis (open-end funds) or may offer a fixed number of shares usually listed on an exchange (closed-end funds). ETFs, which are also a type of registered investment company, are discussed above. Registered investment companies generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Registered investment companies also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or portfolio securities. The risks of investing in registered investment companies generally reflect the risks of the securities in which the registered investment companies invest and the investment techniques they may employ. Also, registered investment companies charge fees and incur operating expenses.
Open-end funds come in many varieties. For example, there are index funds, stock funds, bond funds, money market funds, and more. Stock funds typically seek capital growth and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund’s investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund’s other investments and use of investment techniques also will affect its performance and portfolio value.
Small-cap stock funds generally seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.
International stock funds generally seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.
Bond funds generally seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when–issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yield debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities is depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.
Government money market funds typically seek current income and a stable share price of $1.00 by investing in money market securities. Generally, money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker’s acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.
Lending of Fund Securities. Subject to investment limitations described above for all Funds, each Fund from time-to-time may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third (33 1/3%) of
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the value of a Fund’s total assets (including the value of collateral received). Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.
ECM understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive collateral that is at least 102% of the market value of domestic securities and 105% of the market value of foreign securities, in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Fund must be able to vote proxies on the securities loaned, by terminating the loan.
Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities loaned, to market forces (i.e., capital appreciation or depreciation).
Loan Participations and Assignments. Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a Loan Participation, the Fund typically will have a contractual relationship only with the lender that sold the Participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is believed by ECM or Sub-Adviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
A Fund may have difficulty disposing of Loan Participations and Assignments. In certain cases, such instruments may not be highly liquid and therefore could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Loan Participations or Assignments in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
The Board has adopted a liquidity risk management program for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid depends upon the frequency of trades and quotes, the number of dealers willing to purchase or sell, the number of other potential buyers, dealer undertakings to make a market in the security, the nature of the Loan Participation or Assignment, and its market place, including such considerations as the time needed to dispose of it, the method of soliciting offers and the mechanics of transfer. To the extent that liquid Assignments and Loan Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase.
In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board.
London Interbank Offered Rate (“LIBOR”) Risk. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to a Fund or an investment’s value or return to the Fund, and may be used in other ways that affect a Fund’s investment performance. In July, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. In March 2021, the UK Financial Conduct Authority announced that (1) all non-USD LIBOR tenors and the USD 1-week and 2-month LIBOR tenors will either cease or no longer be representative immediately after December 31, 2021, and (2) the USD overnight, 1-month, 3-month, 6-month and 12-month LIBOR tenors will either cease or no longer be representative immediately after June 30, 2023. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the
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New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, in the case of certain USD LIBOR tenors that have been extended beyond 2021, these effects could occur prior to June 30, 2023. All of the aforementioned risks may adversely affect a Fund’s performance or NAV.
Master Limited Partnerships (“MLPs”). Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership in accordance with the terms established in the partnership agreement.
The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Money Market Instruments and Temporary Defensive and Other Short-Term Positions. Each of the Funds may hold cash or cash equivalents and may invest in short-term, high-quality debt instruments (that is in “money market instruments”) as deemed appropriate by ECM or the applicable Sub-Adviser, or may invest any or all of their assets in money market instruments as deemed necessary by ECM or the applicable Sub-Adviser for temporary defensive purposes.
The types of money market instruments in which the Funds may invest include, but are not limited to: (1) bankers’ acceptances; (2) obligations of U.S. and non-U.S. governments and their agencies and instrumentalities, including agency discount notes; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) obligations of U.S. banks, non-U.S. branches of such banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks (including certificates of deposit and time deposits); (5) asset-backed securities; (6) repurchase agreements; and (7) shares of money market funds (see “Investment Companies” under the Investment Policies and Practices section, above).
Mortgage-Backed Securities. Mortgage-backed securities may be issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the investment in such securities may be made if deemed consistent with investment objectives and policies.
The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
Mortgage Dollar Rolls. In a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Fund foregoes principal and interest paid on the
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mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold. Mortgage dollar rolls transactions may (due to the deemed borrowing position involved), increase the Fund’s overall investment exposure and result in losses.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Funds typically enter into dollar roll transactions to enhance the return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.
Mortgage Pass-through Securities. Mortgage pass-through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. “Modified pass-through” securities, such as securities issued by the Government National Mortgage Association (“GNMA”), entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages. Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC issues Participation Certificates that represent interests in conventional mortgages from FHLMC’s national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but the securities they issue are neither issued nor guaranteed by the United States Government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/ or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund’s sub-adviser determines that the securities meet the Fund’s quality standards. Securities issued by certain private organizations may not be readily marketable and may therefore be subject to the Funds’ limitations on investments in illiquid securities.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities, and other asset-backed securities, do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither
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U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by the actions of the U.S. Government to tighten the availability of its credit. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed FNMA and FHLMC into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate FNMA and FHLMC until they are stabilized. The conservatorship is still in effect as of the date of this SAI and has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Furthermore, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guarantee obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guarantee obligation and would be exposed to the credit risk of that party.
Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions; and agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. However, while most municipal bonds are exempt from federal income tax, some, including Build America Bonds, are not. Municipal bonds include securities from a variety of sectors, each of which has unique risks, including credit risk, interest rate risk, call risk and liquidity risk.
Each Fund expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, none of the Funds expect to be eligible to pay exempt interest dividends to shareholders and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Fund.
Options. See “Derivative Instruments” below.
Pooled Investment Vehicles. A Fund may invest in the securities of pooled vehicles that are not investment companies. These pooled vehicles typically hold commodities, such as gold or oil, currency, or other property that is itself not a security. If a Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and other expenses that the Fund bears directly in connection with its own operations. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may invest in certain pooled vehicles.
Preferred Stock. Preferred stock is a class of equity or ownership in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, owners of bonds take precedence over the claims of those who own preferred and common stock.
Privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). Privatizations may offer opportunities for significant capital appreciation. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.
Real Estate Investment Trusts (“REITs”). Equity REITs are generally considered to be REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate and their value depends upon that of the underlying properties. Mortgage REITs are generally considered to be REITs with 75% or more of their gross invested book assets invested directly or indirectly in mortgages. Mortgage REITs make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Hybrid REITs are generally considered to be those REITs that do not meet the equity or mortgage tests.  The values of REITs are also affected by management skill, cash flow, and tax and regulatory requirements.
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Repurchase Agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount, and ECM or its Sub-Advisers will monitor the value of the collateral. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A Fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by ECM or the Sub-Adviser, as applicable.
Restricted Securities and Rule 144A Securities. A Fund may invest in restricted securities that are not registered under the Securities Act of 1933 (the “Securities Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid in accordance with the Funds’ LRMP are deemed to be liquid securities for purposes of a Fund’s investment strategy. Subject to liquidity limitations, the Funds may invest in certain unregistered securities which may be sold under Rule 144A and which otherwise comply with the investment restrictions and policies regarding investing in illiquid securities for such applicable Fund. Due to changing market or other factors, Rule 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund’s purchase of Rule 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after a Fund has purchased them.
ECM, in accordance with the Funds’ LRMP, will determine whether securities purchased under Rule 144A are illiquid. ECM will also monitor the liquidity of restricted and Rule 144A securities and, if as a result of changes in market, trading, and investment-specific considerations, ECM determines that such securities are no longer liquid, ECM will review a Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities.
Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by the seller, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The seller will use the proceeds of the reverse repurchase agreements to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The seller will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. These agreements are considered to be borrowings under the 1940 Act. Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. A Fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by ECM. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.
Short Sales “Against the Box.” Short sales “against the box” are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or
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exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
A Fund's decision to make a short sale against the box may be a technique to hedge against market risks when the portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.
Sovereign Debt. Sovereign debt is issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. A Fund may hold and trade sovereign debt of foreign countries in appropriate circumstances to participate in debt conversion programs. Emerging market country sovereign debt involves a higher degree of risk than that of developed markets, is generally lower-quality debt, and is considered speculative in nature due, in part, to the extreme and volatile nature of debt burdens in such countries and because emerging market governments can be relatively unstable. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the International Monetary Fund, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. In certain instances, a Fund may invest in sovereign debt that is in default as to payments of principal or interest. In the event that a Fund holds nonperforming sovereign debt, the Fund may incur additional expenses in connection with any restructuring of the issuer’s obligations or in otherwise enforcing its rights thereunder.
Special Purpose Acquisition Companies. A special purpose acquisition company (“SPAC”) is typically a publicly traded company that raises funds through an initial public offering for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC's initial public offering. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities' prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of a SPAC’s shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the initial public
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offering or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what a Fund believes is the SPAC security's value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Stripped Mortgage-backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories. The market value of the PO class generally is unusually volatile in response to changes in interest rates.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed illiquid and therefore subject to the Funds’ limitations on investment in illiquid securities.
Stripped Treasury Securities. Zero-coupon bonds are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Because interest income is accrued throughout the term of the zero coupon obligation, but not actually received until maturity, a Fund may have to sell other securities to distribute such accrued interest prior to maturity of the zero coupon obligation in order to satisfy the distribution requirements for regulated investment companies under the Code. Zero coupon securities are purchased at a discount from face value, the discount reflecting the current value of the deferred interest. The discount is taxable even though there is no cash return until maturity.
Structured Securities. Structured securities, including participation notes, structured notes, low exercise price warrants and other related instruments purchased by a Fund, are financial instruments where the interest or value of the structured security is linked to equity securities or equity indices or other instruments or indices (reference instruments).  These instruments may be used to access certain non-U.S. markets, particularly emerging markets, and may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets. They provide investors with economic exposure closely correlated with a direct holding in an individual stock, basket of stocks or equity indices in a single security.
Structured securities differ from debt securities in several aspects. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference instrument. The terms of a structured security may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The reference instrument is also, in certain circumstances exchanged upon maturity of the security.
A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Also, caps can be placed on the amount of appreciation with regard to the reference instrument.
Certain issuers of structured securities may be deemed to be “investment companies” as defined in the 1940 Act. As a result, any investment in these structured securities may be limited by the restrictions contained in the 1940 Act.
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Supranational Entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above, under “Foreign Securities.”
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
Time Deposits. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
To-Be-Announced (“TBA”) Purchase Commitments. Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any securities that meet the specified terms. For example, in a TBA mortgage-backed transaction, a Fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.
U.S. Government Securities. These are securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities. U.S. Treasury bills and notes and certain agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. government. Securities of other government agencies and instrumentalities are not backed by the full faith and credit of U.S. government. These securities have different degrees of government support and may involve the risk of non-payment of principal and interest. For example, some are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those of the Federal Home Loan Banks. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, such as those of the Federal National Mortgage Association. Still others are supported only by the credit of the agency that issued them, such as those of the Student Loan Marketing Association. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.
Some U.S. government securities, called Treasury inflation-protected securities (“TIPS”), are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
A Fund may purchase additional non-TIP inflation-protected securities whose principal value or interest rate is periodically adjusted to the rate of inflation. If an inflation-protected security is adjusted to the principal amount, the adjusted principal value of the security repaid may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.
Variable Amount Master Demand Notes. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the liquidity of the issuer must be determined through periodic credit analysis based upon publicly available information.
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Variable or Floating Rate Securities. These securities have interest rates that are adjusted periodically, or which “float” continuously according to formulas intended to stabilize their market values. Many of them also carry demand features that permit the Funds to sell them on short notice at par value plus accrued interest. When determining the maturity of a variable or floating rate instrument, a Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the final maturity of the instrument.
Warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants are speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.
When-Issued and Delayed-Delivery Transactions. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, a Fund may sell the securities before the settlement date if the portfolio manager deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. A Fund will maintain, in a segregated account, liquid assets having a value equal to or greater than the Fund's purchase commitments; likewise a Fund will segregate securities sold on a delayed-delivery basis.
Zero Coupon Securities, Payment in Kind (“PIK”) Bonds and Deferred Payment Securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities.
Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.
Deferred interest bonds are debt obligations that are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.
To avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities prior to the receipt of the corresponding cash payments and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Derivative Instruments
Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty. Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.
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Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell Fund securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. A Fund may also trade derivative contracts over-the-counter (“OTC”) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.
Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate, and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract. In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), regulating the use by registered investment companies of derivatives and many related agreements (e.g. reverse repurchase agreements). The Derivatives Rule became effective on August 19, 2022. The Derivatives Rule requires, among other things, that certain funds adopt a derivatives risk management program to be overseen by a Board-appointed derivatives risk manager, comply with limitations on leverage-related risk based on a “value-at-risk” test, and update board reporting and disclosure procedures. Funds that use derivative instruments in a limited amount are not subject to the full requirements of the Derivatives Rule. As of the date of this prospectus, the Empower Core Strategies: Flexible Bond Fund, Empower Core Strategies: International Equity Fund and the Empower Core Strategies: U.S. Equity Fund will be treated as derivatives users that are subject to the full requirements of the Derivatives Rule.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Caps and Floors. Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Credit Default Swaps. A credit default swap (“CDS”) is an agreement between two parties (each a “Counterparty,” collectively, the “Counterparties”) whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to another party (the “Protection Seller”), provided that no designated event of default (an “Event of Default”) occurs on an underlying bond (the “Reference Bond”). If an Event of Default occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Bond in exchange for the Reference Bond or another similar bond issued by the issuer of the Reference Bond (the “Deliverable Bond”). The Counterparties agree to the characteristics of the Deliverable Bond at the time that they enter into the CDS. A Fund may be either the Protection Buyer or the Protection Seller in a CDS. Under normal circumstances, a Fund will enter into a CDS for hedging purposes (as Protection Buyer) or to generate additional income (as Protection Seller). If a Fund is a Protection Buyer and no Event of Default occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller). However, if an Event of Default occurs, the Fund (as Protection Buyer) will deliver the Deliverable Bond and receive a payment equal to the full notional value of the Reference Bond, even though the Reference Bond may have little or no value. If a Fund is the Protection Seller and no Event of Default occurs, the Fund will receive a fixed rate of income throughout the term of the CDS, which typically is between six months and three years. However, if an Event of Default occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Bond and receive the Deliverable Bond from the Protection Buyer. A CDS may involve greater risks than if a Fund invested directly in the Reference Bond. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Bond and the Counterparty to the CDS. A Fund may also invest in a particular type of credit derivative commonly called a “CDX” instrument, which is an index of CDS agreements.
Whether a Fund’s use of CDS agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are Counterparty contracts and because they may have terms of greater than seven days, CDS agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a CDS agreement in the Event of Default or bankruptcy of a Counterparty. The requirements for qualification as a regulated investment company under the Code may limit a Fund’s ability to use CDS agreements. The CDS market is largely unregulated. It is possible that developments in the CDS market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing CDS agreements or to realize amounts to be received under such CDS agreements.
In response to recent market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit a Fund’s ability to use CDSs and/or the benefits of CDSs. CDSs, credit linked notes and similarly structured products involve risks, including the risk that the Counterparty may be unable to fulfill the transaction or that a Fund
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may be required to purchase securities to meet delivery obligations. A Fund may have difficulty, be unable, or may incur additional costs to acquire such securities.
Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a bond or a fund of bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (1) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”) or (2) the value of the Reference Bond or some other settlement amount agreed to in advance by the Note Issuer and the Note Purchaser, if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event. Typically, the Reference Bond is a corporate bond, however, any type of fixed-income security could be used as the Reference Bond.
Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Funds could experience difficulty in selling such security at a price the portfolio manager believes is fair.
Currency Swaps. Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.
Foreign Currency Transactions. Any Fund which may invest in non-dollar denominated foreign securities may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund. A Fund may also use options and futures contracts relating to foreign currencies for the same purposes.
When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. Dollar price for the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in or exposed to foreign currency, even if the specific investments have not yet been selected by the portfolio manager.
The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in or exposed to foreign currency. For example, if a Fund owned securities denominated in or exposed to pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. Dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated or exposed.
Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. Dollars into a foreign currency, or from one foreign currency into another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in or exposed to one currency and purchased an equivalent security denominated in or exposed to another. Cross-hedges protect against losses
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resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on the portfolio manager’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. For example, if a currency's value rose at a time when the portfolio manager had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the portfolio manager hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the portfolio manager increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that a portfolio manager’s use of currency management strategies will be advantageous to a Fund or that the portfolio manager will hedge at an appropriate time.
Forward Volatility Agreements. Forward volatility agreements are agreements in which two parties agree to exchange a straddle option (holding a position in both call and put options with the same exercise price and expiration date, allowing the holder to profit regardless of whether the price of the underlying asset goes up or down, assuming a significant change in the price of the underlying asset) at a specific expiration date and volatility. Essentially, a forward volatility agreement is a forward contract on the realized volatility of a given underlying asset, which may be, among other things, a stock, stock index, interest rate or currency. Forward volatility agreements are over-the-counter derivative instruments that are subject to the credit risk of the counterparty.
Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Types of futures contracts in which a Fund may invest include, for example, interest-rate futures, index futures, securities futures, currency futures and currency forward contracts.
The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.
A Fund may buy and sell futures contracts on United States and foreign exchanges. Futures contracts in the United States have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm, that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), under which a Fund is excluded from the definition of a “commodity pool operator.” A notice of eligibility for exclusion from the definition of the term “commodity pool operator” has been filed with the National Futures Association with respect to the Funds. The Funds intend to limit their use of futures and options on futures or commodities or engage in swap transactions so as to remain eligible for the exclusion. If the Funds were no longer able to claim the exclusion, ECM would be required to register as a “commodity pool operator” and the Funds and ECM would be subject to regulation under the CEA.
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A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a FCM, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of a bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.
Hybrid Instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or depository instruments. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments can also be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.
Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. The risks associated with hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time.
Index Futures Contracts. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying security in the index is made.
Inflation Index Swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party's payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Interest Rate Transactions. Interest rate swaps and interest rate caps and floors are types of hedging transactions which are utilized to attempt to protect a Fund against and potentially benefit from fluctuations in interest rates and to preserve a return or spread on a particular investment or portion of the Fund's holdings. These transactions may also be used to attempt to protect against possible declines in the market value of a Fund's assets resulting from downward trends in the debt securities markets (generally due to a rise in interest rates) or to protect unrealized gains in the value of a Fund's holdings, or to facilitate the sale of such securities.
Interest rate swaps involve the exchange with another party of commitments to pay or receive interest; e.g., an exchange of fixed rate payments for variable rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
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The successful utilization of interest rate transactions depends on the portfolio manager's ability to predict correctly the direction and degree of movements in interest rates. If the portfolio manager's judgment about the direction or extent of movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into such transactions. For example, if a Fund purchases an interest rate swap or an interest rate floor to hedge against the expectation that interest rates will decline but instead interest rates rise, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparts under the swap agreement or would have paid the purchase price of the interest rate floor.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. Interest rate swaps, caps and floors are considered by the Staff of the SEC to be illiquid securities and, therefore, a Fund may not invest more than 15% of its assets in such instruments. Finally, there can be no assurance that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the portfolio manager believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.
Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Call Options. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A Fund may use call options in the following ways:
•Purchase call options on futures contracts, foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of an increase in the value of the underlying asset or instrument; and
•Write call options on Fund securities, financial futures contracts and foreign currency forward contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.
Put Options. A put option gives the holder the right to sell the underlying asset to the writer of the option. A Fund may use put options in the following ways:
•Purchase put options on Fund securities, financial futures contracts and foreign currency forward contracts and currencies (both U.S. and foreign) in anticipation of a decrease in the value of the underlying asset; and
•Write put options on futures contracts, foreign currency forward contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. A Fund may also buy or write options, as needed, to close out existing option positions.
Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market (that is by selling it to another party) at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
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The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss from purchasing the underlying instrument directly, which can exceed the amount of the premium received.
Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer can mitigate the effect of a price decline. At the same time, a call writer gives up some ability to participate in security price increases.
Closing out options (exchange traded options). The buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options.
A Fund will realize a profit from a closing transaction if the price of the transaction is more than the premium paid by a Fund to buy the option (in the case of purchased options). As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. Dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. Dollars, or may be a futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Certain Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.
Swaps. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s
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payment. Swap agreements are sophisticated instruments that can take many different forms. Common types of swaps in which a Fund may invest include caps and floors, interest rate swaps, total return swaps, volatility swaps, currency swaps and credit default swaps.
As a result of the Dodd-Frank Act, certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions, affect the ability of a Fund to enter into swap agreements or limit the ability of a Fund to terminate existing swap agreements or to realize amounts to be received under such agreements. ECM will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.
Swap Deposits. Swap deposits are foreign currency short-term investments consisting of a foreign exchange contract, a short-term note in foreign currency and a foreign exchange forward contract that is totally hedged in U.S. currency. This type of investment can produce competitive yield in U.S. Dollars without incurring risks of foreign exchange.
Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.
Volatility Swaps. Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a Reference Instrument over a stated period of time. Specifically, one party will be required to make a payment to the other party if the volatility of a Reference Instrument increases over an agreed upon period of time, but will be entitled to receive a payment from the other party if the volatility decreases over that time period. A volatility swap that requires a single payment on a stated future date will be treated as a forward contract. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Volatility swaps are subject to credit risks (if the Counterparty fails to meet its obligations), and the risk that the portfolio manager is incorrect in forecasts of volatility of the underlying asset or reference.
Correlation of Price Changes. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Limitations on Futures and Options Transactions. ECM, on behalf of each Fund, has claimed (or will claim prior to investing in any futures contracts or other commodity interests) an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to any Fund. Each Fund, to the extent it is otherwise permitted to invest in futures contracts and options thereon, may only enter into such futures contracts and option positions for other than bona fide hedging purposes to the extent that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the net assets of the Fund. This limitation on a Fund's permissible investments in futures contracts and options is not a fundamental investment limitation and may be changed as regulatory agencies permit.
Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to assets held to cover its options or futures positions could also be impaired.
Other Risks
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Cyber Security Risk. Like other funds and business enterprises, the use of the Internet and other electronic media and technology exposes the Funds, the Funds’ shareholders, and the Funds’ service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from or spread of malware, computer viruses or other malicious software code, corruption of data, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website or internet access, functionality or performance. Like other funds and business enterprises, a Fund, or its adviser, Sub-Adviser, custodians, transfer agent and other third party service providers have experienced, and will continue to experience, cyber-events consistently. Cyber-events have not had a material adverse effect on the Funds’ business operations or performance. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause a Fund, or its adviser, Sub-Adviser, custodians, transfer agent and other third party service providers to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which a Fund invests could cause the Fund’s investments to lose value. The Funds’ adviser has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Adviser or its affiliates, or other service providers, will succeed, either entirely or partially. Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Funds’ adviser, and its relevant affiliates, cannot control the cyber systems and cyber security systems of issuers or third-party service providers.
Brexit Risk. On January 31, 2020, the United Kingdom (“UK”) left the EU (“Brexit”) and entered into a transition period that ended on December 31, 2020. There is still considerable uncertainty regarding the potential consequences of Brexit, including whether Brexit will have a negative impact on the UK, the broader global economy or the value of the British pound sterling. Brexit may cause both the British pound sterling and the Euro to depreciate in relation to the U.S. dollar, which could adversely affect a Fund’s investments denominated in British pound sterling or Euros that are not fully hedged, irrespective of the performance of the underlying issuer. As a result of Brexit, the UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value or subject to greater or more frequent volatility. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while a new relationship between the UK and the EU is defined and the UK determines which EU laws to replace or replicate. Further, Brexit may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. The UK and European economies and the broader global economy could be significantly impacted during this period of uncertainty, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of a Fund’s investments.
Greater China and China A-Shares Risk. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China, Hong Kong and Taiwan. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions, quota limitations and less market liquidity. Additionally, developing countries, such as those in Greater China, may subject a Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for a Fund. China A-shares listed and traded through the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (“Stock Connect”), mutual market access programs designed to, among other things, enable foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong, are subject to a number of restrictions imposed by Chinese securities regulations and listing rules. Because Stock Connect is in its initial stages, developments are likely, which may restrict or otherwise affect a Fund's investments or returns. Furthermore, any changes in laws, regulations and policies of the China A-shares market or rules in relation to Stock Connect may affect China A-share prices. These risks are heightened by the underdeveloped state of the PRC's investment and banking systems in general.
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Inflation Risk. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Market Event Risks. Economies and financial markets through the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, geopolitical conflicts and other circumstances in one country or region could have profound impacts on global economies or markets.
Unpredictable events such as environmental or natural disasters, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the global economy, the economy in certain geographic regions or countries, or the markets and issuers in which a Fund invests. Certain events may exacerbate pre-existing political, social, and economic risks. These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. In addition, the operations of the Funds, their investment advisers, and the Fund's service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. For example, recently a novel strain of coronavirus (COVID-19) and the Russia/Ukraine conflict has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.
Operational Risk. Your ability to transact with the Funds or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Funds or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. Therefore, each Fund and its shareholders could be negatively impacted as a result.
Other Investment Limitations. Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, regulations regarding certain industries and markets, such as emerging or international markets, and certain transactions, such as those involving certain futures and derivatives as well as restrictions applicable to certain issuers (e.g., poison pills), may impose limits on the aggregate amount of investments that may be made by affiliated investors, including amounts owned or managed by the same or affiliated managers, in the aggregate or in individual issuers. In these circumstances, ECM or a Sub-Adviser may be prevented from acquiring securities for a Fund that it might otherwise prefer to acquire if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. ECM has procedures in place designed to monitor potential conflicts arising from regulatory and other limits. Nonetheless, given the complexity of these limits, ECM and its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. The internal policies and procedures of ECM and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities.
PORTFOLIO HOLDINGS DISCLOSURE
Empower Funds has adopted policies and procedures governing the disclosure of information regarding each Fund’s portfolio holdings. As a general matter, it is Empower Funds’ policy that the public disclosure of information concerning a Fund’s portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public. The policies and procedures provide that: (1) information about a Fund’s portfolio holdings may not be disclosed until it is either filed with the SEC, mailed out to shareholders, or otherwise made available on the Empower Funds’ website (www.greatwestinvestments.com), which filing, mailing, or posting will not be made sooner than 15 days after the quarter's end, (2) Fund holdings information that is solely available in other regulatory reports or filings may not be disclosed, unless expressly authorized by Empower Funds’ President or Chief Compliance Officer (“CCO”), or where applicable, at least three days after mailing, one day after EDGAR filing, or one day after posting on the Empower Funds’ website, (3) Fund holdings may be regularly provided to Empower Funds' affiliated and unaffiliated service providers, including service providers of ECM or Sub-Advisers, in connection with the provision of services to or on behalf of Empower Funds, and
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(4) Fund holdings information that is more current than that in reports or other filings filed electronically with the SEC or as posted on the Empower Funds’ website may be disclosed not sooner than 15 days after the relevant reporting period.

Public Disclosures
Information regarding each Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC or as posted on the Empower Funds’ website. Such reports shall be released not sooner than 15 days after the end of the relevant reporting period or after such period required under applicable law.
Empower Funds and Empower Financial Services, Inc., Empower Funds’ principal underwriter and distributor (“EFSI” or the “Distributor”), may disclose a Fund's ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer or other intermediary on a preferential basis.
A Fund may disclose its portfolio holdings to mutual fund databases and rating services such as Lipper and Morningstar, at such time as they request, for the purpose of obtaining ratings for the Fund and enabling such services to provide such portfolio holdings information to the public as they typically provide for rated funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement limiting the use of such information to the approved purposes and is not deemed disclosure of portfolio holdings otherwise generally made available to the public. Under such agreements these mutual fund databases and rating services agree not to use information provided by the Fund regarding the Fund’s portfolio holdings for trading purposes.
Other Disclosures
Portfolio holdings information may not be disclosed to the media, brokers or other members of the public if that information has not previously been made publicly available. Information in reports or other documents that are mailed to shareholders may be discussed three days (or later) after mailing. Information that is filed on the SEC’s EDGAR system or posted on the Empower Funds’ website may be discussed one day (or later) after filing. Information available in other regulatory reports or filings may not be discussed without authorization by Empower Funds’ President or CCO. Empower Funds may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.
Empower Funds may also disclose portfolio holdings information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by Empower Funds. Furthermore, as authorized by the President or CCO of Empower Funds in writing and upon his or her determination that such disclosure would be in the interests of the relevant Empower Funds and its shareholders, a Fund may disclose portfolio holdings information. These agreements state that the recipients may not use information provided by the Fund regarding the Fund’s portfolio holdings for trading purposes.
Any exceptions authorized by the President or CCO are reported to the Board. The Board also receives reports at least annually concerning the operation of these policies and procedures. The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of Empower Funds and its shareholders.
As authorized by the Board, the CCO has established and administers guidelines found by the Board to be in the best interests of shareholders concerning the dissemination of Fund holdings information, and resolution of conflicts of interest in connection with such disclosure, if any. The CCO reviews and decides on each information request and, if granted, how and by whom that information will be disseminated. The CCO reports to the Board periodically. Any modifications to the guidelines require prior Board approval.
At this time, Empower Funds has not entered into any ongoing arrangements to make available public and/or non-public information about Empower Funds’ portfolio holdings. If, in the future, Empower Funds desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the SAI. Empower Funds’ portfolio holdings
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information may not be disseminated for compensation. There is no assurance that Empower Funds’ policies on holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.
MANAGEMENT OF EMPOWER FUNDS
Empower Funds
Empower Funds is organized under Maryland law, and is governed by the Board. The Board is responsible for overall management of Empower Funds’ business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting Empower Funds, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs.
Directors and Officers
Independent Directors*
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A
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Independent Directors*
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A

Interested Director*****
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Empower Investments, Empower; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A

Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Empower Investments, Empower; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and EAG	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, ECM and EAG	N/A	N/A
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Officers
Name, Address, and Age	Position(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)
Deputy General Counsel, Corporate &
Investments, Empower; Secretary,
Audit Committee, Empower Life &
Annuity Insurance Company of
New York (“ELAINY”); Vice
President, Counsel & Secretary, ECM;
formerly, Vice President & Counsel,
Empower Funds; Vice President,
Counsel & Secretary, EAG & EFSI
				N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, ECM; Assistant Vice President & Treasurer, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds & ETC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 36	Assistant Vice President, Counsel & Assistant Secretary	Since 2019
Assistant General Counsel,
Corporate & Investments,
Empower; Assistant Vice President,
Counsel & Assistant Secretary,
ECM; Assistant General Counsel &
Assistant Secretary, EFSI; Senior
Counsel & Assistant Secretary, ETC;
Senior Counsel & Secretary, EAG
				N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in the 1940 Act) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2023. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected Securities Fund and other series of Empower Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity Fund and other series of Empower Funds. Mr. Hillary receives no special treatment due to the relationship.
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**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity Fund and other series of Empower Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of other series of Empower Funds, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of other series of Empower Funds, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of other series of Empower Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****  An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in the 1940 Act) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Board of Directors Leadership Structure
The Board is responsible for overseeing the management of the business and affairs of Empower Funds and each Fund. The Board currently consists of five Independent Directors and one Interested Director. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Director and management.
The Chair of the Board is Gail Klapper, an Independent Director. The Chair presides at all meetings of the Board at which the Chair is present. The Chair exercises such powers as are assigned to her by the Board, which may include acting as a liaison with service providers, Empower Funds officers, attorneys and other Directors between meetings. Except for any duties specified herein or pursuant to Empower Funds’ charter document, the designation of Chair does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
As described below, Empower Funds has two standing committees. Each of the Audit Committee and the Independent Directors Committees are comprised of all the Independent Directors.
Empower Funds has determined that the Board's leadership structure is appropriate given the characteristics and circumstances of Empower Funds including, without limitation, the number of Funds that comprise Empower Funds, the net assets of Empower Funds and Empower Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of Empower Funds.
Risk Oversight
Consistent with its responsibility for oversight of Empower Funds and the Funds, the Board, among other things, oversees risk management of each Fund's investment program and business affairs directly and through its committees. Empower Funds, ECM, the Distributor, Sub-Advisers, and other Empower Fund service providers have implemented a variety of processes, procedures and controls to address these risks.
The Board's administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.
The Board receives reports from senior officers of Empower Funds at regular and special meetings of the Board on a variety of matters, including matters relating to risk management and valuation. With respect to valuation, the Board has designated ECM as its valuation designate under Rule 2a-5 of the 1940 Act. The Board and the Audit Committee also receive regular reports from the Chief Financial Officer and Treasurer regarding Empower Funds’ internal controls and accounting and financial reporting policies and practices and procedures. In addition, Empower Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with Empower Funds’ Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the policies and procedures of Empower Funds, ECM, each Sub-Adviser, the Distributor, and DST Asset Manager Solutions, Inc., Empower Funds’ transfer agent. In addition, the Independent Directors meet with the Chief Compliance Officer at least annually in executive session. The Board also receives reports on a periodic or regular basis from ECM, and Empower Funds’ other primary service providers. In addition, at regular quarterly meetings, the Board meets with Sub-Advisers on a rotating basis.
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Standing Committees
The Board has two standing committees: an Audit Committee and an Independent Directors Committee.
As set out in the Empower Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Empower Funds’ financial accountability and financial reporting by providing a means for Empower Funds’ Independent Directors to be directly informed as to, and participate in the review of, Empower Funds’ audit functions. Another objective is to ensure the independence and accountability of Empower Funds’ outside auditors and provide an added level of independent evaluation of Empower Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. Mr. McConahey is the Chair of the Audit Committee, and Ms. Klapper, Mr. Lake, Mr. Hudner and Mr. Hillary are the other members of the Audit Committee. Two meetings of the Audit Committee were held between May 1, 2021 and April 30, 2022.
As set forth in the Empower Funds’ Independent Directors Committee Charter, the primary purposes of the Independent Directors Committee is (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Empower Funds and its service providers, including the review of Empower Funds’ advisory and distribution arrangements in accordance with Section 15 of the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to Empower Funds’ Independent Directors that are not specifically delegated to another Board committee. Ms. Klapper is the Chair of the Committee, and Mr. McConahey, Mr. Lake, Mr. Hudner and Mr. Hillary are the other members of the Independent Directors Committee. Six meetings of the Independent Directors Committee were held between May 1, 2021 and April 30, 2022.
The Independent Directors Committee does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934 (the “1934 Act”). Nevertheless, the Independent Directors Committee will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board shall direct the recommendation in writing to the Secretary of Empower Funds, for the attention of the Chair of the Independent Directors Committee, at 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111. The factors used by the Independent Directors Committee for evaluating and identifying candidates for the Board, which are the same for any candidate regardless of whether the candidate was recommended by a shareholder or by the Committee, include but are not limited to: whether the Board collectively represents a broad cross section of backgrounds, functional disciplines, and experience; whether a candidate’s stature is commensurate with the responsibility of representing shareholders; whether a candidate represents the best choice available; and whether the candidate has the ability to assume the responsibilities incumbent on a Director. The Committee does not evaluate proposed nominees differently based upon who made the proposal.
Ownership
As of April 30, 2022, the members of the Board had beneficial ownership in the Empower Funds and/or any other investment companies overseen by the Director as follows:
Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
James A. Hillary	$0	$0
R. Timothy Hudner	Empower Core Strategies: International Equity Fund - $50,001–$100,000	$50,001 - $100,000
Gail H. Klapper	$0	$0
Steven A. Lake	Empower Core Strategies: U.S. Equity Fund - $50,001 - $100,000	$50,001 - $100,000
Stephen G. McConahey	$0	$0
Interested Director
Jonathan D. Kreider	$0	Over $100,000
As of April 30, 2022, none of the Independent Directors had beneficial ownership in any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of the Empower Funds or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any investment adviser, sub-investment adviser, principal underwriter or sponsoring insurance company of the Empower Funds.
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Compensation
Empower Funds pays no salaries or compensation to any of its officers or Directors affiliated with Empower Funds or ECM. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.
Name of Independent Director	Aggregate Compensation from Empower Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Empower Funds Paid to Directors
Gail H. Klapper	$247,938	$0	$0	$247,938
James A. Hillary	$214,813	$0	$0	$214,813
R. Timothy Hudner	$214,813	$0	$0	$214,813
Steven A. Lake	$214,813	$0	$0	$214,813
Stephen G. McConahey	$231,125	$0	$0	$231,125
As of April 30, 2022, there were 45 funds for which the Directors served as Directors, all of which were Funds of Empower Funds. The total compensation paid is comprised of the amount paid during Empower Funds’ most recently completed fiscal year ended April 30, 2022 by Empower Funds.
Additional Information Concerning the Directors
The Board formally evaluates itself and its committees at least annually. This evaluation involves, among other things, review of such matters as each Director's specific experience, qualifications, attributes, skills, or areas of expertise in light of Empower Funds’ business and structure and the Board's overall composition. Below is a brief discussion of the particular factors referred to above that led to the conclusion that each Director should serve as a Director. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Directors considered various facts and circumstances and did not identify any factor as controlling, and individual Directors may have considered additional factors or weighed the same factors differently.
Gail Klapper. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is also President of Ward Lake, Inc., a wholesaler of an array of wildflower seeds and produce, and Manager of 6K Ranch, LLC a ranch for reining horses. Ms. Klapper is also the Managing Director of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Ms. Klapper was the chair of the Authority Board that obtained financing, built, owns and operates the Convention Center Hotel in Denver. She previously served on the Board of Directors of Guaranty Bancorp, and the Board of Wellesley College, including seven years as Chair of the Board. She has served as Chair of the Board of the Denver Metro Chamber, and the Downtown Denver Partnership, and previously served on the Board of Houghton Mifflin, a Boston-based publishing company, Gold Inc., a distributor of children’s clothing, and health and safety products, the Denver Museum of Nature and Science, and the Colorado Conservation Trust. Ms. Klapper received a bachelor’s degree in Political Science from Wellesley College and a juris doctor law degree at the University of Colorado Law School. Ms. Klapper is the Chair of the Board, a member of the Audit and Independent Directors Committees of the Board, and has been designated as the Chair of the Independent Directors Committee. Ms. Klapper has served as a Director since 2007 and the Chair of the Board since 2016.
The Board considered Ms. Klapper's legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her experience as Director of Empower Funds since 2007.
James A. Hillary. Mr. Hillary is the principal and founding partner of Fios Capital, LLC a pool of private capital seeking investments in operating companies across a broad range of industries. Additionally, Mr. Hillary is a Member of Fios Partners LLC and Fios Holdings LLC; and Sole Member of Fios Companies LLC. Prior to that, in 2004, Mr. Hillary became Founder, Chairman, and Chief Executive Officer of ICAP, a long-short equity fund that managed capital for pensions, endowments, hospitals, universities and high net-worth individuals. Prior to founding ICAP, Mr. Hillary served as an investment analyst and portfolio manager at Marsico Capital Management, LLC. Mr. Hillary has also worked at Pricewaterhouse Coopers in tax, auditing, and consulting as well as at W.H. Reaves & Co., an investment management firm based in Jersey City, New Jersey. Mr. Hillary received a bachelor’s degree in Economics from Rutgers University, a juris doctor law degree from Fordham University School of Law in New York and is a Certified Public Accountant. Mr. Hillary is active in the community, supporting the Colorado Ballet, The
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Mizel Institute, the John Lynch Foundation, and Judi’s House. Mr. Hillary is a member of the Audit and Independent Directors Committees of the Board. Mr. Hillary has served as a Director since 2017.
The Board considered Mr. Hillary’s portfolio management experience in the financial services industry, leadership and executive experience, and his academic experience.
R. Timothy Hudner. Mr. Hudner is a former board member for ALPS Fund Services, a provider of back-office administration and distribution services to the investment management industry, and for Prima Capital Holdings, a company providing research and technology solutions for the wealth management industry. Prior to his board service, Mr. Hudner was a Senior Vice President for Operations & Technology and member of the Executive Committee at Janus Capital Group. During his tenure at Janus, Mr. Hudner held a number of positions including Chief Operations Officer, Chief Technology Officer, and President of Janus Service Company as well as Chairman and CEO of Capital Group Partners, Inc. Prior to his time at Janus, Mr. Hudner was the Vice President of Information Technology at T. Rowe Price Associates and the Director of Information Technology for John Hancock Financial Services. He obtained his bachelor’s degree from Dartmouth and a master’s degree in Business Administration from Boston College. Mr. Hudner has served on the Board of Commissioners for the Grand Junction Housing Authority; on the Board of Directors for the Mental Health Center of Denver; and was part of the Regional Center Task Force and Colorado Developmental Disabilities Council. He was reappointed to the Colorado State Housing Board in 2019 by Colorado Governor Jared Polis. Mr. Hudner is a member of the Audit and Independent Directors Committees of the Board. Mr. Hudner has served as a Director since 2017.
The Board considered Mr. Hudner’s financial experience, leadership and executive experience, his board experience on other financial companies, and his academic experience.
Steven A. Lake. Mr. Lake is a Managing Member of Lake Advisors, LLC, a firm focused on hospitality and consumer products industries, and high net worth families. In addition to his role at Lake Advisors, LLC, Mr. Lake is a Member of Gart Capital Partners, LLC and Executive Member of Sage Investments Holdings, LLC. Prior to positions with his current firms, Mr. Lake was the Senior Managing Director at CBIZ MHM, LLC, a national publicly traded professional service firm in the Rocky Mountain region. Prior to that, he founded and was the managing partner of Lake & Associates, LLC. Prior to founding his firm, he was a tax manager at Fox & Company and a tax senior at Becker, Weinstein & Kaufman in Washington D.C. Mr. Lake received a bachelor’s degree in Accounting from the University of Maryland and an master’s degree in Taxation from the University of Denver. He is a Certified Public Accountant and has earned the Accredited Financial Planning Specialist designation. He is a member of the American Institute of Certified Public Accountants, Financial Planning Specialists, and Colorado Society of Certified Public Accountants. He has served as an instructor at the University of Denver Graduate Tax Program, and authored publications on Partnership Tax Planning, Consolidated Entities Tax Planning, Individual Tax Planning, and Corporate Tax Planning. His is involved in the community through Colorado Succeeds, Concert for Kids, Dress for Success, and the Rose Foundation. Mr. Lake is a member of the Audit and Independent Directors Committees of the Board and is the Audit Committee financial expert. Mr. Lake has served as a Director since 2017.
The Board considered Mr. Lake’s financial experience, leadership and executive experience, and his academic experience.
Stephen G. McConahey. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVEREN Securities, Inc., a securities brokerage firm. Prior to his position with EVEREN, Mr. McConahey had been Senior Vice President for corporate and international development for Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the Regional Firm Advisory Committee of the New York Stock Exchange. Upon graduation from Harvard Business School, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s Special Assistant for Intergovernmental Affairs. He has served on the Boards of the Downtown Denver Partnership, Guaranty Bancorp and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. He is currently a member of The IMA Financial Group, Inc. He is also a member of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, and a Partner of Iron Gate Capital, LLC, a private equity and debt financing firm. Mr. McConahey received a bachelor’s degree in Political Science from the University of Wisconsin and master’s degree in Business Administration from Harvard Business School. Mr. McConahey is a member of the Audit and Independent Directors Committees of the Board, and has been designated as the Chair of the Audit Committee. Mr. McConahey has served as a Director since 2011.
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The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as Director of Empower Funds since 2011.
Jonathan D. Kreider. Mr. Kreider is Senior Vice President and Head of Empower Investments, Empower, and holds executive positions at various Empower affiliates, including as Chairman, President and Chief Executive Officer of ECM. Prior to his role at Empower Investments, Mr. Kreider worked as a consultant with JDL Consultants, LLC, a boutique management consulting firm specializing in strategic and analytical work for mutual fund boards. Before that, Mr. Kreider served as a senior research analyst at Lipper, Inc. Mr. Kreider holds a bachelor’s degree from the University of Colorado at Boulder and a master’s degree in Business Administration from the University of Colorado. He is a member of the CFA Society of Colorado and is a Chartered Financial Analyst Charterholder. Mr. Kreider has served as a Director since 2020.
The Board considered Mr. Kreider’s various roles and executive experience with Empower and its affiliates, his role as Chairman, President and Chief Executive Officer of ECM, his leadership and business experience in the asset management industry, and his academic experience.
CODES OF ETHICS
Empower Funds, ECM, EFSI, and the Sub-Advisers each have adopted a Code of Ethics addressing investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. Each Code permits personnel to invest in securities, including securities that may be purchased or held by Empower Funds under certain circumstances. Each Code places appropriate restrictions on all such investments.
PROXY VOTING POLICIES
Proxies will be voted in accordance with the proxy policies and procedures or summaries thereof that are attached hereto as Appendix B. Proxy voting information for Empower Funds will be provided upon request, without charge. A copy of the applicable proxy voting record may be requested by calling (866) 831-7129, or writing to: Secretary, Empower Funds, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111. Information regarding how Empower Funds voted proxies relating to the Funds for the most recent twelve-month period ended June 30 is also available on the SEC's website at www.sec.gov.
INVESTMENT ADVISORY SERVICES
Investment Adviser
ECM, a Colorado limited liability company with its principal business address at 8515 East Orchard Road, Greenwood Village, Colorado 80111, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (“Advisers Act”). ECM serves as investment adviser to Empower Funds pursuant to an amended and restated investment advisory agreement (the “Investment Advisory Agreement”) dated May 1, 2017, as amended. ECM is a wholly-owned subsidiary of EAIC, which is a wholly-owned subsidiary of Empower Holdings, Inc., a Delaware holding company. Empower Holdings, Inc. is an indirectly owned subsidiary of Great-West Lifeco Inc., which is a Canadian financial services holding company with operations in Canada, the United States and Europe, and a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada, a Canadian holding and management company. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
Investment Advisory Agreement
Under the terms of the Investment Advisory Agreement, ECM acts as investment adviser and, subject to the supervision of the Board, directs the investments of each Fund in accordance with its investment objective, policies and limitations. ECM also assists in supervising Empower Funds’ operations and provides all necessary office facilities and personnel for servicing the Funds’ investments.
In addition, ECM, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of Empower Funds. These services include providing facilities for maintaining Empower Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Empower Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining Empower Funds’ records and the registration of Empower Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for Empower Funds; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors. With respect to Investor Class shares of each Fund, ECM is responsible for all expenses incurred in performing the services set forth in the Investment Advisory Agreement, except that the Funds shall pay all shareholder services fees pursuant to the Shareholder Services Agreement between Empower Funds and Empower (“Shareholder
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Services Fees”), and any extraordinary expenses, including litigation costs. Each class will pay any Shareholder Services Fees incurred by such class and its allocable share of any extraordinary expenses.
Subject to the supervision of the Board, ECM may select and contract at its own expense with Sub-Advisers to invest and re-invest the investment, securities and cash, which include making decisions to purchase, retain or dispose of each Fund other than any Fund that is part of a master-feeder arrangement. ECM continues to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. For any Fund advised by one or more sub-advisers, ECM manages the Fund in a “manager-of-managers” style, which contemplates that ECM, among other things, is responsible for reviewing and recommending prospective sub-advisers for each Fund; monitoring and supervising each sub-adviser’s performance, including each sub-adviser’s practices in placing orders and selecting brokers and dealers to execute the Funds’ transactions and in negotiating commission rates; providing investment management evaluation services including quantitative and qualitative analysis as well as periodic in-person, telephonic, and written consultations with the sub-advisers; communicating performance expectations and evaluation to each sub-adviser; determining whether each sub-advisory agreement should be renewed, modified, or terminated; and providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.
The Investment Advisory Agreement became effective on May 1, 2017. The Investment Advisory Agreement will continue in effect from year to year if approved annually by the Board including the vote of a majority of the Independent Directors or interested persons of any such party, or by vote of a majority of the outstanding shares of the affected Fund. Any material amendment to the Investment Advisory Agreement becomes effective with respect to the affected Fund upon approval by vote of a majority of the outstanding voting securities of that Fund. The Investment Advisory Agreement is not assignable and may be terminated without penalty with respect to any Fund either by the Board or by vote of a majority of the outstanding voting securities of such Fund or by ECM, each on 60 days’ notice to the other party.
Payment of Expenses
ECM shall be responsible for all of its expenses incurred in performing the services set forth in Article I of the Investment Advisory Agreement. Such expenses include, but are not limited to, costs incurred in providing investment advisory services, fund operations, and accounting services; compensating and furnishing office space for officers and employees of ECM connected with investment and economic research, trading, and investment management of Empower Funds; and paying all fees of all directors of Empower Funds who are affiliated persons of ECM or any of its subsidiaries.
Each Fund will pay all other expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, pricing costs, interest, charges of the custodian and transfer agent, if any, cost of auditing and tax services, Independent Directors’ fees and expenses, fund and Independent Director legal expenses, industry association membership expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, SEC fees, insurance premiums, costs of maintenance of corporate existence, costs of printing and mailing regulatory documents to current shareholders, stock certificates, costs of corporate meetings, Shareholder Services Fees, and any extraordinary expenses, including litigation costs.
Expense Reimbursement. Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) dated May 1, 2017, as amended, ECM contractually agreed to waive advisory fees or reimburse expenses if total annual fund operating expenses exceed an annual rate as set forth below of the average daily net assets attributable to each Class, excluding Shareholder Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The Expense Limitation Agreement’s current term ends on August 28, 2023 and automatically renews for one-year terms unless it is terminated upon termination of the investment advisory agreement or by Empower Funds or the investment adviser upon written notice within 90 days of the end of the current term. Under the Expense Limitation Agreement, ECM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided total annual fund operating expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Fund	Expense Limit
Empower Core Strategies: Flexible Bond Fund	0.45% of the average daily net assets
Empower Core Strategies: Inflation-Protected Securities Fund	0.35% of the average daily net assets
Empower Core Strategies: International Equity Fund	0.65% of the average daily net assets
Empower Core Strategies: U.S. Equity Fund	0.55% of the average daily net assets
The amounts of such expense reimbursements for the Funds’ fiscal years ended April 30, 2020, 2021 and 2022 were:
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Fund	2022	2021	2020
Empower Core Strategies: Flexible Bond Fund	$33,917	$79,227	$120,062
Empower Core Strategies: Inflation-Protected Securities Fund	$158,233	$146,958	$148,133
Empower Core Strategies: International Equity Fund	$205,082	$241,494	$227,366
Empower Core Strategies: U.S. Equity Fund	$159,539	$130,635	$119,261
Management Fees
Each Fund pays a management fee to ECM for managing its investments and business affairs. ECM is paid monthly at an annual rate of each Fund's average net assets as described in the Prospectus.
For the fiscal years ended April 30, 2020, 2021 and 2022, ECM was paid a fee for its services to the Funds as follows:
Fund	2022	2021	2020
Empower Core Strategies: Flexible Bond Fund	$5,461,328	$1,399,057	$39,733
Empower Core Strategies: Inflation-Protected Securities Fund	$36,464	$323,926	$360,896
Empower Core Strategies: International Equity Fund	$1,475,833	$436,364	$590,775
Empower Core Strategies: U.S. Equity Fund	$144,112	$68,983	$47,416
EMPOWER CAPITAL MANAGEMENT, LLC
The Asset Allocation Committee (“AAC”) is responsible for maintaining a strategic asset allocation of the Empower Core Strategies: Flexible Bond, Empower Core Strategies: International Equity, and Empower Core Strategies: U.S. Equity Funds’ assets with each Sub-Adviser and among asset classes. The AAC reviews the asset class allocations and target allocations among Sub-Advisers on a quarterly basis, or more frequently as deemed necessary. In addition, the AAC determines whether to add or delete asset classes or change the target allocations.
A portion of the Empower Core Strategies: Flexible Bond Fund is managed by an internal investment management team, including Jack Brown, CFA, Chief Investment Officer and Darrin Clough, CFA, Portfolio Manager.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jack Brown, CFA	3	3,164	39	$13,961	35	$8,263	0	$0	0	$0	0	$0
Darrin Clough, CFA	3	3,696	10	$1,475	35	$8,263	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
ECM is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Funds and the investments of the other accounts included above. In addition to the Funds, ECM manages the assets of collective investment trusts sponsored by ETC, a trust company domiciled and governed by the laws of the State of Colorado, stable value funds and separate accounts of EAIC and ELAINY, and pension plans sponsored by affiliates of ECM. In addition, ETC serves as the trustee for various qualified employee benefit plans and/or retirement plans which plans may invest in the Empower Funds. Each of ECM, ELAINY and ETC are wholly-owned subsidiaries of EAIC. ECM has adopted trading policies and procedures that address aggregation or block trading of client transactions, agency and principal transactions, brokerage and trade allocation which ECM believes address potential conflicts associated with managing multiple accounts for multiple clients and/or other entities affiliated with ECM.
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Compensation
Portfolio manager compensation is provided pursuant to an administrative services agreement between ECM and Empower. Compensation consists of a base salary and a performance bonus. As well, the portfolio managers may be eligible for equity incentives in the form of stock options in Great-West Lifeco Inc. and may participate in employee benefits programs sponsored by Empower that include a 401(k) plan as well as one or more non-qualified deferred compensation plans. Finally, the portfolio managers may participate in the defined benefit plan sponsored by Empower.
Senior management conducts annual performance reviews prior to making compensation decisions. Key criteria include the extent to which a portfolio manager has worked effectively alone and within a team for services provided to the Funds as well as to other ECM clients and to Empower. Investment results, tenure, level or responsibilities and client service and satisfaction are taken into consideration.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of April 30, 2022.
FRANKLIN TEMPLETON INSTITUTIONAL, LLC
Franklin Templeton Institutional, LLC (“Franklin Templeton”) serves as a Sub-Adviser to the Empower Core Strategies: International Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Franklin Templeton dated April 27, 2018, as amended. Franklin Templeton, a Delaware limited liability company with its principal business address at One Franklin Parkway, San Mateo, California 94403, is registered as an investment adviser pursuant to the Advisers Act. Franklin Templeton is a wholly-owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange and has been in the investment management business since 1947.
ECM is responsible for compensating Franklin Templeton, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value on the portion of the Fund Franklin Templeton manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
John P. Remmert, J.D.	2	$2,331	8	$636	10	$3,194	0	$0	2	$320	1	$132
Donald G. Huber, CFA	2	$2,331	7	$1,156	14	$5,155	0	$0	0	$0	1	$132
Material Conflicts of Interest Policy
The management of multiple funds, including the Fund, and other accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin Templeton seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin Templeton seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
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The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Franklin Templeton has adopted a code of ethics which it believes contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
Franklin Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
(1) Base salary. Each portfolio manager is paid a base salary.
(2) Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by Franklin Templeton. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Franklin Templeton and/or other officers of Franklin Templeton, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Franklin Templeton’s appraisal.
(3) Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of April 30, 2022.
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Goldman Sachs Asset Management, L.P. (“GSAM”) serves as the Sub-Adviser to the Empower Core Strategies: Inflation-Protected Securities Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and GSAM dated December 5, 2013, as amended. GSAM, a Delaware limited partnership with its principal business address at 200 West Street, New York, New York
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10282, is registered as an investment adviser pursuant to the Advisers Act. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc, and an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”).
ECM is responsible for compensating GSAM, which receives monthly compensation for its services at the annual rate of 0.18% of the average daily net asset value on the first $50 million of assets, 0.15% on the next $50 million of assets, 0.12% on the next $400 million of assets, and 0.10% thereafter.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Jon Calluzzo	45	$16,094	25	$21,361	4,960	$288,303	0	$0	21	$1,901	7	$5,656
Peter Stone	51	$19,254	105	$35,028	5,559	$324,483	0	$0	40	$8,508	23	$11,084
Material Conflicts of Interest Policy
The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund or will, under certain circumstances, limit the Fund's investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments, and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. As Sub-Adviser of the Fund, GSAM receives sub-advisory fees from ECM. In addition, GSAM’s affiliates may earn fees from relationships with the Fund. Although these fees are generally based on asset levels (the fees are not directly contingent on Fund performance), Goldman Sachs will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund's investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Fund execute transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund's activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities.
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Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.
Compensation
Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of the fund. Other factors may also be considered including: (a) general client/shareholder orientation and (b) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation - In addition to base salary and year-end discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of April 30, 2022.
IRISH LIFE INVESTMENT MANAGERS LIMITED
Irish Life Investment Managers Limited (“ILIM”) serves as a Sub-Adviser to the Empower Core Strategies: International Equity Fund and the Empower Core Strategies: U.S. Equity Fund pursuant to an Amended and Restated Sub-Advisory Agreement among the Funds, ECM and ILIM dated May 17, 2018. ILIM, with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland, is registered as an investment adviser pursuant to the Advisers Act.

ILIM is an affiliate of ECM, EAIC and Empower. ILIM is a subsidiary of Canada Life Group U.K. Ltd. Similar to ECM, ILIM is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
ECM is responsible for compensating ILIM, which receives monthly compensation for its services at the annual rates set forth below on net assets for each Fund:
Fund	Fee
Empower Core Strategies: International Equity Fund	0.02% of the average daily net value on all Fund assets subject to an annual $20,000 minimum
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Fund	Fee
Empower Core Strategies: U.S. Equity Fund	0.0075% of the average daily net value on all Fund assets subject to an annual $20,000 minimum
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Funds, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Nicola Dowdall	5	$7,595	26	$3,615	134	$43,996	0	$0	0	$0	0	$0
Michael Lynch, CFA	5	$7,595	26	$3,615	134	$43,996	0	$0	0	$0	0	$0
Peter Leonard, CFA	5	$7,595	26	$3,615	134	$43,996	0	$0	0	$0	0	$0
* The information set forth above reflects information about other accounts managed by a team that includes the portfolio managers listed above.
Material Conflicts of Interest Policy
The management of multiple funds, including the Funds, and other accounts may give rise to potential conflicts of interest if the Funds and other accounts have different objectives, benchmarks, time horizons, and fees, and the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Moreover, ILIM has a number of obligations arising from its various regulatory requirements in relation to identifying, managing and disclosing potential and existing conflicts of interests to its clients. ILIM maintains a comprehensive conflicts of interest policy and takes reasonable steps to identify conflicts of interests that arise in the course of providing services, between the firm and third parties, between the firm and its clients and/or between one client and another, according to its policy. ILIM’s policy and practice is to not engage in any principal transactions. ILIM also does not manage funds or other accounts with performance based fees.
Compensation
ILIM recognizes that its employees are one of its most valued assets and retaining talent and motivating employees is a key factor in its ability to deliver to its clients now and into the future. ILIM believes that the Funds’ long term objectives may be best achieved through the delivery of tight tracking errors. Accordingly, portfolio managers are eligible for personal performance-related pay which incorporates elements of fund performance over varying time horizons and tight tracking error targets.
Portfolio managers are eligible for a competitive salary structure with general compensation arrangements made up of a base salary and a variable bonus. Bonus payments will vary depending on fund performance, team performance and personal performance for their specific area. The weightings associated with each element vary depending upon the particular investment area in which a portfolio manager focuses and whether a portfolio manager has people management responsibilities. Portfolio managers may also be eligible for other benefits including car allowances, annual entry to the Great West Life staff share scheme, options, health insurance contribution and pension arrangements. ILIM also has long term incentive plans for key staff as well as further education development incentives for all staff.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of April 30, 2022.
J.P. MORGAN INVESTMENT MANAGEMENT INC.
J.P. Morgan Investment Management Inc. (“JPMorgan”) serves as a Sub-Adviser to the Empower Core Strategies: U.S. Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and JPMorgan dated May 17, 2018. JPMorgan, a Delaware corporation with its principal business address at 383 Madison Avenue, New York, New York 10179, is registered as an investment adviser pursuant to the Advisers Act. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company and provides discretionary investment services to institutional clients.
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ECM is responsible for compensating JPMorgan, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value on the Fund’s first $500 million of assets and 0.30% on all assets over $500 million on the portion of the Fund JPMorgan manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager also has day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2022.
	AUM Based Fees*						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Giri Devulapally, CFA	3	$34,097	6	$3,137	24	$9,792	0	$0	0	$0	0	$0
Holly Fleiss	2	$33,733	1	$965	20	$8,143	0	$0	0	$0	0	$0
Larry H. Lee	2	$33,733	1	$965	20	$8,143	0	$0	0	$0	0	$0
Joseph Wilson	2	$33,733	2	$6,586	25	$11,409	0	$0	0	$0	0	$0
* The total value and number of accounts managed by the portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
Material Conflicts of Interest Policy
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.
JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s
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or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation
JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.
Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.
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JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested company restricted stock units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.
Ownership of Securities
The portfolio manager did not own any shares of the Fund as of April 30, 2022.
LOOMIS, SAYLES, & COMPANY, L.P.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as a Sub-Adviser to the Empower Core Strategies: Flexible Bond Fund and Empower Core Strategies: U.S. Equity Fund pursuant to a Sub-Advisory Agreement among the Funds, ECM and Loomis Sayles dated May 17, 2018, as amended.  Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
ECM is responsible for compensating Loomis Sayles, which receives monthly compensation for its services at the annual rate of 0.30% of the average daily net asset value on the portion of the Empower Core Strategies: Flexible Bond Fund that Loomis Sayles manages and 0.50% of the average daily net asset value on the first $10 million of assets, 0.45% on the next $15 million of assets, 0.40% on the next $75 million of assets, and 0.30% over $100 million of assets on the portion of the Empower Core Strategies: U.S. Equity Fund that Loomis Sayles manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Empower Core Strategies: Flexible Bond Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Matthew J. Eagan, CFA	20	$27,276	25	$11,743	116	$25,242	0	$0	0	$0	6	$489
Elaine M. Stokes	18	$26,663	24	$11,630	126	$25,251	0	$0	0	$0	6	$489
Brian P. Kennedy	18	$26,663	24	$11,630	130	$25,242	0	$0	0	$0	6	$489
The following table provides information regarding registered investment companies other than the Empower Core Strategies: U.S. Equity Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2022.
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	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Asset ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Joseph R. Gatz, CFA	3	$1,028	2	$548	53	$1,066	0	$0	0	$0	0	$0
Jeffrey Schwartz, CFA	3	$1,028	2	$548	58	$1,047	0	$0	0	$0	0	$0
Material Conflicts of Interest Policy
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Compensation
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: a competitive base salary, variable compensation and a long-term incentive program. A portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit-sharing plan, and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on three factors: investment performance, profit growth of the firm and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers and 70% of the total for equity managers. The other two factors are used to determine the remainder of variable compensation, subject to the discretion of the firm’s Chief Investment Officer (“CIO”) and senior management. The firm’s CIO and senior management evaluate these other factors annually.
Fixed Income Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and gross of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the Empower Core Strategies: Flexible Bond Fund is the Bloomberg U.S. Aggregate Index. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five- or seven-year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.
Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.
Equity Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking, the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s
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performance relative to the peer group for the 1-, 3- and 5-year periods (or a rolling method depending upon the strategy) or since the start of the manager’s tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling returns compared to the peer group over a sustained measurement period; however the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison. In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.
In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.
Equity and Fixed Income Managers. Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.
Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers.
The first plan has several important components distinguishing it from traditional equity ownership plans:
•the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•upon retirement a participant will receive a multi-year payout for his or her vested units; and
•participation is contingent upon signing an award agreement, which includes a non-compete covenant.
The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.
Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.
Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).
In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.
Ownership of Securities
The portfolio managers did not own any shares of the Funds as of April 30, 2022.
LSV ASSET MANAGEMENT
LSV Asset Management (“LSV”) serves as a Sub-Adviser to the Empower Core Strategies: International Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and LSV dated April 27, 2018, as amended. LSV, a Delaware general partnership with its principal business address at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, is registered as an
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investment adviser pursuant to the Advisers Act. LSV’s general partners include its management team and current and retired employee partners of LSV, who collectively own a majority of LSV, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position. LSV provides active, quantitative value equity management through the application of a proprietary model.
ECM is responsible for compensating LSV, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the first $1 billion of assets and 0.375% on all assets over $1 billion on the portion of the Fund LSV manages.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts*	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Josef Lakonishok	34	$19	63	$24	327	$57	0	$0	6	$2	65	$23
Menno Vermeulen, CFA	34	$19	63	$24	327	$57	0	$0	6	$2	65	$23
Puneet Mansharamani, CFA	34	$19	63	$24	327	$57	0	$0	6	$2	65	$23
Greg Sleight	34	$19	63	$24	327	$57	0	$0	6	$2	65	$23
Guy Lakonishok, CFA	34	$19	63	$24	327	$57	0	$0	6	$2	65	$23
* These accounts are limited partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.
Material Conflicts of Interest Policy
The same team of portfolio managers is responsible for the day-to-day management of all of LSV’s accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Chief Operating Officer, Compliance Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially-filled block trades, including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV’s policies and procedures.
Compensation
LSV compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a Partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group. They also participate in an extensive benefits program, which includes a defined contribution retirement plan.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of April 30, 2022.
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PUTNAM INVESTMENT MANAGEMENT, LLC
Putnam Investment Management, LLC (“Putnam”) serves as a Sub-Adviser to the Empower Core Strategies: U.S. Equity Fund pursuant to a Sub-Advisory Agreement among the Fund, ECM and Putnam dated May 13, 2018. Putnam, a Delaware limited liability company with its principal business address at 100 Federal Street, Boston, Massachusetts 02110 is registered as an investment adviser pursuant to the Advisers Act.

Putnam is an affiliate of ECM, EAIC and Empower. Putnam is an indirect wholly-owned subsidiary of Putnam Investments LLC, which generally conducts business under the name Putnam Investments. Similar to ECM, Putnam is owned through a series of subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation is a wholly-owned subsidiary of Power Corporation of Canada. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.
ECM is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the first $250 million of assets, 0.35% on the next $250 million of assets, and 0.25% over $500 million of assets on the portion of the Fund managed by Putnam.
Other Accounts Managed
The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of April 30, 2022.
	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Darren Jaroch, CFA	16	$22,054	6	$4,857	6	$1,278	1	$152	0	$0	0	$0
Lauren B. DeMore, CFA	16	$22,054	6	$4,857	6	$1,277	1	$152	0	$0	0	$0
Material Conflicts of Interest Policy
Like other investment professionals with multiple clients, the Fund's portfolio managers may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Putnam believes are faced by investment professionals at most major financial firms. As described below, Putnam has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•The trading of other accounts could be used to benefit higher-fee accounts (front- running).
•The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam’s policies:
•Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
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•All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
•All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
•Front running is strictly prohibited.
•The Fund's portfolio managers may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam’s investment professionals do not have the opportunity to invest in client accounts, other than Putnam-sponsored registered investment companies. However, in the ordinary course of business, Putnam or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam or an affiliate. Putnam or an affiliate supplies the funding for these accounts. Putnam employees, including the Fund's portfolio managers, may also invest in certain pilot accounts. Putnam, and to the extent applicable, the portfolio managers will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation– neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).
A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when the portfolio managers consider the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Putnam’s trading desk may, to the extent permitted by applicable laws and regulations, and where applicable, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold– for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Fund) in a manner which in Putnam’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain other exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam has adopted compliance procedures that provide that any transactions between the Fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different goals and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different goals, policies or restrictions than the Fund. Depending on goals or other factors, the portfolio managers may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the portfolio managers when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
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Under federal securities laws, a short sale of a security by another client of Putnam or its affiliates (other than another registered investment company) within five business days prior to a public offering of the same securities (the timing of which is generally not known to Putnam in advance) may prohibit the Fund from participating in the public offering, which could cause a Fund to miss an otherwise favorable investment opportunity or to pay a higher price for the securities in the secondary markets.
The Fund's portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts.
Compensation
Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to the appropriate benchmark, based on a blend of 3-year and 5-year performance or, if shorter, over the life of the fund. Performance of the Empower Core Strategies: U.S. Equity Fund is not separately considered in determining portfolio manager compensation. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.
Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm.
Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.
Ownership of Securities
The portfolio managers did not own any shares of the Fund as of April 30, 2022.
Sub-Advisory Fees
For the fiscal years ended April 30, 2020, 2021 and 2022, the Sub-Advisers were paid fees for their services to the Funds as follows:
Fund	2022	2021	2020
Empower Core Strategies: Flexible Bond Fund	$2,160,260	$557,036	$15,757
Empower Core Strategies: Inflation-Protected Securities Fund	$13,188	$107,764	$157,985
Empower Core Strategies: International Equity Fund	$572,626	$174,922	$238,864
Empower Core Strategies: U.S. Equity Fund	$98,097	$61,021	$50,100
Securities Lending Activities
The following table provides the dollar amounts of income and fees and/or compensation related to each Fund’s securities lending activities during the most recent fiscal year ended April 30, 2022:
Empower Core Strategies: Flexible Bond Fund	April 30, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$60,268
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$23,747
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	($58,483)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	($34,736)
Net income from securities lending activities:	$95,004

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Empower Core Strategies: Inflation-Protected Securities Fund	April 30, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$218
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$82
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	($193)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	($111)
Net income from securities lending activities:	$329

Empower Core Strategies: International Equity Fund	April 30, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$52
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$46
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	($178)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	($132)
Net income from securities lending activities:	$184

Empower Core Strategies: U.S. Equity Fund	April 30, 2022
Gross income from securities lending activities (including income from cash collateral reinvestment):	$175
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$483
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Positive Rebate (paid to borrower)	$0
Negative Rebate (paid by borrower)	($2,241)
Other fees not included in revenue split (please include description of those other fees)	$0
Aggregate fees/compensation for securities lending activities:	($1,758)
Net income from securities lending activities:	$1,933
The Bank of New York Mellon is the securities lending agent of the Funds, and provides services to the Funds including the following: coordinating the selection of securities to be loaned to approved borrowers, negotiating the loan terms, monitoring the value of the securities loaned and corresponding collateral on a daily basis, marking each loan to market on a daily basis, coordinating collateral movements, collecting income, monitoring dividends, managing recalls of loaned securities and termination of loans, and recordkeeping.
DISTRIBUTION AND OTHER SERVICES
Multiple Class Structure
The Board has adopted a multiple class plan, as amended from time to time (the “Multiple Class Plan”), pursuant to Rule 18f-3 under the 1940 Act. The Institutional Class and Investor Class shares of the Funds do not have sales charges or distribution fees.
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Principal Underwriter and Distributor
EFSI serves as principal underwriter and distributor of Empower Funds’ shares. EFSI is an affiliate of ECM and is a broker-dealer registered under the 1934 Act and a member of FINRA. EFSI is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. The principal underwriting agreement between Empower Funds and EFSI calls for EFSI to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of Empower Funds, which are continuously offered at net asset value. The principal underwriter did not retain any underwriting commissions during the fiscal years ended April 30, 2020, 2021 and 2022.
Compensation received by the principal underwriter during the Funds’ fiscal year ended April 30, 2022:
Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Empower Financial Services, Inc.	$0	$0	$0	$0
Shareholder Services Agreement
Effective April 29, 2020, Empower Funds entered into a Shareholder Services Agreement with Empower, an affiliate of ECM and subsidiary of EAIC. Pursuant to the Shareholder Services Agreement, Empower provides various recordkeeping, administrative and shareholder services (“Shareholder Services”) to shareholders that invest in the Funds. The Shareholder Services provided by Empower include but are not limited to (1) executing purchase and redemption instructions received from shareholders (2) recording the ownership interest of each shareholder and maintaining a record of the number of shares issued to each shareholder; (3) maintaining a call center and investigating all inquiries from shareholders; (4) distributing annual prospectus updates, supplements to the prospectus and SAI, and annual and semi-annual shareholder reports to shareholders; (5) preparing and delivering quarterly statements to shareholders; and (6) preparing and delivering confirmations for each purchase, redemption or exchange transaction of a shareholder. The Shareholder Services provided by Empower are not in the capacity of a sub-transfer agent for the Fund. Pursuant to the Shareholder Services Agreement, Empower receives a fee equal to 0.35% of the average daily net asset value of the shares of each of the Investor Class shares of the Funds (“Shareholder Services Fee”). To the extent the Funds are offered on other platforms and other entities provide the Shareholder Services, Empower or its affiliates enter into a separate agreement with such entity and pay the Shareholder Services Fee to that entity. Prior to April 29, 2020, EAIC provided the Shareholder Services pursuant to an agreement between Empower Funds and EAIC. For the fiscal years ended April 30, 2020, 2021 and 2022, Empower and EAIC were paid the following for their services to the Funds:
Fund	2022	2021	2020
Empower Core Strategies: Flexible Bond Fund	$5,002,130	$1,252,197	$2,042
Empower Core Strategies: Inflation-Protected Securities Fund	$33,876	$342,256	$382,165
Empower Core Strategies: International Equity Fund	$952,655	$279,792	$368,530
Empower Core Strategies: U.S. Equity Fund	$25,899	$5,072	$2,976
Other Payments to Financial Intermediaries
EAIC and/or its affiliates (collectively, the “EAIC Funds Group” or “GFG”) may make payments to broker-dealers and other financial intermediaries for providing marketing support services, networking, shareholder services, and/or administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, and/or access to an intermediary's personnel and other factors. Such payments are paid from GFG's legitimate profits and other financial resources (not from a Fund). GFG does not make an independent assessment of the cost of the services provided. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, GFG may pay or allow other promotional incentives or payments to dealers and other financial intermediaries.
Sale of Fund shares, and/or shares of other mutual funds affiliated with Empower Funds, are not considered a factor in the selection of broker-dealers to execute Empower Funds’ portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.
GFG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds or affiliated funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from GFG and any services it provides, as well as about fees and/or commissions it charges.
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Partner Payments to Empower
Empower may receive payments from registered investment advisers and/or their affiliates (“Partner(s)”), including current and potential sub-advisers to Empower Funds, as applicable, for providing services to Partners and Partner products offered through Empower’s retirement platforms. Program services include but are not limited to: consideration for inclusion of Partner products in products and retirement platforms affiliated with Empower; enhanced marketing opportunities; additional reporting capabilities; collaboration in thought leadership opportunities; waivers of certain retirement platform connectivity fees; and access to Empower personnel, third party advisory and brokerage firms, and Empower sponsored conferences. The level of such payments made by Partners may be based on differing levels or types of services provided by Empower, among other considerations.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the direction of the Board, ECM, or a Sub-Adviser for those Funds which are managed on a day-to-day basis by a Sub-Adviser, is primarily responsible for placement of Empower Funds’ portfolio transactions, including the selection of brokers and dealers through or with which transactions are executed. Neither ECM nor any Sub-Adviser has an obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of ECM or the Sub-Adviser, as applicable, to seek best execution, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While ECM and the Sub-Advisers generally will seek reasonably competitive commissions, the policy of ECM or the Sub-Adviser, as applicable, in seeking best execution means the Funds will not necessarily pay the lowest spread or commission available.
Transactions on U.S. futures and stock exchanges are effected through brokers acting on an agency basis and involve the payment of negotiated brokerage commissions. Commissions vary among different brokers and dealers, which may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which may be higher than those for negotiated commission transactions in the U.S. Transactions in over-the-counter equities and most fixed income instruments, including U.S. government securities, generally are effected with dealers acting as principal on a “net” basis not involving the payment of brokerage commissions. Prices for such over-the-counter transactions with dealers acting as principal usually include an undisclosed “mark-up” or “mark down” (sometimes called a “spread”) that is retained by the dealer effecting the trade. Recently, several dealers have begun trading over-the-counter securities on a disclosed fee basis, resulting in payment by the applicable Fund of a separately identifiable and disclosed fee similar to the commissions paid brokers acting on an agency basis. The cost of securities purchased from an underwriter or from a dealer in connection with an underwritten offering usually includes a fixed commission (sometimes called an “underwriting discount” or “selling concession”) which is paid by the issuer to the underwriter or dealer.
In selecting brokers and dealers through which to effect portfolio transactions for Empower Funds, ECM and the Sub-Advisers may give consideration for investment research information or services provided to them by brokers and dealers, and cause a Fund to pay commissions to such brokers or dealers furnishing such services which are in excess of commissions which another broker or dealer may have charged for the same transaction. The arrangements under which ECM and the Sub-Advisers may do so include client commission arrangements. Under client commission arrangements, brokers to which the Fund has paid a commission may pay a portion of the commission to third party providers of research services. Such investment research information or services provided ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector, compilations of company or security data, attendance at conferences or seminars on investment topics, and may also include subscriptions to financial periodicals, and computerized news, financial information, quotation and communication systems, including related computer hardware and software, used in making or implementing investment decisions, as well as other investment research information or services within the eligibility requirements of Section 28(e) of the 1934 Act. Some investment research information or services may be used by ECM or a Sub-Adviser both for investment research purposes and for non-research purposes, such as for presentations to prospective investors or reports to existing clients regarding their portfolios. Where ECM or a Sub-Adviser, as applicable, uses such information or services for both research and non-research purposes, it makes a good faith allocation of the cost of such information or service between the research and non-research uses. The portion of the cost of the information or service allocable to the non-research use is paid by ECM or the Sub-Adviser, as the case may be, while the portion of the cost allocable to research use may be paid by the direction of commissions paid on Fund portfolio transactions to the broker or dealer providing the information or service.
ECM and the Sub-Advisers may use any investment research information or services obtained through the direction of commissions on portfolio transactions of a Fund in providing investment advice to any or all of their other investment advisory accounts, and may use such information in managing their own accounts. The use of particular investment research information or services is not limited to, and may not be used at all in making investment decisions for, the Fund the transactions of which are directed to the broker or dealer providing the investment research information or services.
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If in the best interests of both one or more Funds and other ECM client accounts, ECM may, to the extent permitted by applicable law, but need not, aggregate the purchases or sales of securities for these accounts to obtain more favorable execution. When this occurs, ECM will allocate the securities purchased and sold and the expenses incurred in a manner that it deems equitable to all accounts. In making this determination, ECM may consider, among other things, the investment objectives of the respective client accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally, and the opinions of persons responsible for managing the Funds and other client accounts. The use of aggregated transactions may adversely affect the size of the position obtainable for the Funds, and may itself adversely affect transaction prices to the extent that it increases the demand for the securities being purchased or the supply of the securities being sold. A Sub-Adviser may also aggregate its purchases or sales of securities for a Fund and other client accounts in accordance with applicable law and the Sub-Adviser's policies and procedures.
For the fiscal years ended April 30, 2020, 2021 and 2022 the Funds paid commissions as follows:
Fund Name	2022	2021	2020
Empower Core Strategies: Flexible Bond Fund	$3,302	$833	$43
Empower Core Strategies: Inflation-Protected Securities Fund	$0	$0	$0
Empower Core Strategies: International Equity Fund	$133,002	$56,700	$32,255
Empower Core Strategies: U.S. Equity Fund	$14,616	$4,105	$3,489
Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. “Regular brokers or dealers” of the Funds are the ten brokers or dealers that, during the most recent fiscal year, (1) received the greatest dollar amounts of brokerage commissions from each Fund’s portfolio transactions, (2) engaged as principal in the largest dollar amounts of portfolio transactions of each Fund, or (3) sold the largest dollar amounts of each Fund’s shares.
During the fiscal year ended April 30, 2022, certain Funds held securities issued by one or more of their regular brokers or dealers or a parent company of their regular brokers or dealers. The following table shows the aggregate value of the securities of the regular brokers or dealers (or a parent company) held by a Fund as of the fiscal year ended April 30, 2022.
Name of Regular Broker or Dealer	Aggregate Value of Securities Held (000’s omitted)
Empower Core Strategies: Flexible Bond Fund
Morgan Stanley & Co., Inc.	$15,094
Goldman Sachs & Co LLC	$12,975
Citigroup Global Markets, Inc.	$9,180
J.P. Morgan Securities Inc.	$5,925
Wells Fargo Securities LLC	$3,112
Credit Suisse Securities LLC	$3,089
Deutsche Bank Securities	$1,321
Empower Core Strategies: International Equity Fund
Credit Suisse Securities LLC	$157
Empower Core Strategies: U.S. Equity Fund
J.P. Morgan Securities Inc.	$159
Citigroup Global Markets, Inc.	$121
Goldman Sachs & Co LLC	$101
Morgan Stanley & Co., Inc.	$54

Portfolio Turnover
The turnover rate for each Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average value of portfolio securities owned by the Fund during the fiscal year. In computing the portfolio turnover rate, certain U.S. government securities (long-term for periods before 1986 and short-term for all periods) and all other securities, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded.
There are no fixed limitations regarding the portfolio turnover of the Funds. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of each Fund may be disposed of when appropriate in ECM's judgment.
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With respect to any Fund, a higher portfolio turnover rate may involve correspondingly greater brokerage commissions and other expenses which might be borne by the Fund and, thus, indirectly by its shareholders. In addition, a higher portfolio turnover rate may result in higher taxes when Fund shares are held in a taxable account.
There was a significant variation in turnover rate in 2021 as compared to 2022 for the Empower Core Strategies: Inflation-Protected Securities Fund and Empower Core Strategies: U.S. Equity Fund. The higher turnover rate for the Empower Core Strategies: Inflation-Protected Securities Fund in 2021 as compared to 2022 was a result of the reduction of assets reducing the breadth of implementation in the strategy; the higher turnover rate for the Empower Core Strategies: U.S. Equity Fund in 2021 as compared to 2022 was a result of both in-flows to the Fund as well as rebalancing back to target weights of underlying Sub-Advisers.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding voting securities of a Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. A control person could control the outcome of proposals presented to shareholders for approval.
To the best knowledge of Empower Funds, as of August 1, 2022, the names and addresses of the record holders of 5% or more of the outstanding shares of each Fund’s equity securities and the percentage of the outstanding voting shares held by such holders are set forth in the following tables. Other than as indicated below, Empower Funds is not aware of any shareholder who beneficially owns more than 25% of a Fund’s total outstanding voting securities.
The list is presented in alphabetical order by Fund.
Fund:	Record Owner:	Address:	Percentage:
Empower Core Strategies: Flexible Bond Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	99.21%
Empower Core Strategies: Inflation- Protected Securities Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	98.92%
Empower Core Strategies: International Equity Fund Institutional Class	Empower Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	6.17%
	S. Sipple	Osterville, MA 02655	5.52%
Empower Core Strategies: International Equity Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	99.47%
Empower Core Strategies: U.S. Equity Fund Institutional Class	Empower Capital Management, LLC	8515 E. Orchard Road, Greenwood Village, CO 80111	35.76%
	S. Sipple	Osterville, MA 02655	6.80%
Empower Core Strategies: U.S. Equity Fund Investor Class	Empower Retirement IRA	P.O. BOX 173764 , Denver, CO 80217-3764	96.66%
PURCHASE AND REDEMPTION OF SHARES
Detailed information on the purchase and redemption of shares is included in each Fund’s Prospectus.
DIVIDENDS AND TAXES
The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of Empower Funds or its shareholders, and this discussion is not intended as tax advice or as a substitute for careful tax planning or legal advice from a qualified tax advisor.

Qualification as a Regulated Investment Company
The Internal Revenue Code of 1986, as amended (the “Code”), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each Fund will seek to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund will not be subject to federal income tax on its income and gains that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and the excess of net short-term capital gain over net long-term capital loss) determined without regard to the deduction for dividends paid and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. A Fund will be subject to federal income tax at regular corporate rates on any income or gains that it does not distribute. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months
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after the close of the taxable year, will be considered distributions of income and gains during the taxable year and can therefore satisfy the Distribution Requirement.
In addition to satisfying the Distribution Requirement, a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships (the “Income Requirement”). A Fund is also subject to certain investment diversification requirements under Subchapter M of the Code in order to be taxed as a RIC. The requirements for qualification as a RIC may limit the extent to which a Fund may invest in some investments.
If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to federal income tax without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the current and accumulated earnings and profits of the Fund. In such event, such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders and qualified dividend income treatment in the case of non-corporate shareholders, provided in both cases certain holding period and other requirements are satisfied.
The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the Income Requirement (i.e., 90 percent of a RIC’s gross income must be derived from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the RIC pays a monetary penalty. It also provides a special rule for a de minimis failure of the RIC diversification requirement and a cure for other failures of the RIC diversification requirement if the failures are due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.
If a Fund were to fail to qualify as a RIC for one or more taxable years and it did not cure the failure, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings and profits (less the interest charge mentioned below, if applicable) attributable to such period. A Fund might also be required to pay to the IRS interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and Treasury regulations, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to federal income tax on the excess (if any) of the fair market value of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.
If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.
Excise Tax on RICs
In order to avoid liability for a 4% federal excise tax on undistributed income, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of its capital gain net income for the one-year period ending on October 31 of such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Funds may, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
Taxation of Fund Investments
Certain debt securities purchased by a Fund (such as zero-coupon bonds) may be treated for federal income tax purposes as having original issue discount. Original issue discount, generally defined as the excess of the stated redemption price at maturity over the issue price, is treated as interest for federal income tax purposes. Whether or not a Fund actually receives cash, it is deemed to have earned original issue discount income that is subject to the Distribution Requirement. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity that takes into account the compounding of accrued interest.
In addition, a Fund may purchase debt securities at a discount that exceeds any original issue discount that remained on the securities at the time a Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. For a debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects for all its debt securities having a fixed maturity date of more than one year from the date of issue to include market discount in income in taxable years to which it is attributable). Generally, market discount accrues on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any net direct interest expense on indebtedness
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incurred or continued to purchase or carry any debt security having market discount (unless a Fund makes the election to include market discount in income currently).
A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.
A Fund’s transactions, if any, in forward contracts, swap agreements, options, futures contracts, short sales and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund or defer the Fund’s losses. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement.
A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.
As a result of entering into swap agreements, a Fund may make or receive net periodic payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Net periodic payments received by a Fund will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).
The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (“IRS”) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification for treatment as a RIC and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.
To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to ‘‘pass through’’ to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income and to deduct such foreign taxes or use such taxes as a foreign tax credit against his or her U.S. federal income tax liability, subject in each case to certain limitations contained in the Code. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will ‘‘pass through’’ for that year. Shareholders that are not subject to federal income tax, and those who invest in a Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. If a Fund is not eligible or does not elect to pass through to shareholders the foreign taxes paid by the Fund, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
If a Fund receives a so-called “excess distribution” with respect to stock in a passive foreign investment company (“PFIC”), the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. A foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets produces
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passive income or is held for the production of passive income or 75% or more of its gross income for the taxable year is passive income. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock may be treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. In some circumstances, a Fund may not be able to make available elections.
Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.
Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.
A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income that satisfy the Income Requirement. However, under the diversification requirements under Subchapter M of the Code, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income tax and the excise tax discussed above. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.
A Fund’s investments in REIT equity securities, if any, may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes. In addition, such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.
For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.
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A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), or such REITs themselves may constitute TMPs. Under a notice issued by the IRS, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. The notice provides that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal tax return, to file a tax return and pay tax on such income, and (3) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
Shareholder Taxation
Shareholders will be subject to federal income tax on distributions made by a Fund whether received in cash or additional shares of a Fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income.
Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations), by a Fund to its non-corporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20%, without regard to how long a shareholder has held shares of a Fund, and may be subject to an additional 3.8% Medicare tax as discussed below. Dividends paid by each Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to a Fund’s corporate shareholders.
To be eligible for treatment as qualified dividend income, shareholders generally must hold their shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. In order for dividends received by a Fund’s shareholders to be treated as qualified dividend income, a Fund must also meet holding period and other requirements with respect to such dividend paying stocks it owns. A dividend will not be treated as qualified dividend income at the Fund level if the dividend is received with respect to any share of stock held for 60 days or fewer during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 90 days or fewer during the 181-day period beginning 90 days before such date). In addition to the above holding period requirements, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (2) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (3) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with an exception for stock that is readily tradable on an established securities market in the United States) or (b) treated as a PFIC or surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code.
If a Fund receives dividends from an underlying fund that qualifies as a RIC and the underlying fund designates such dividends as qualified dividend income, then a Fund may in turn designate that portion of its distributions derived from those dividends as qualified dividend income as well, provided a Fund meets the holding period and other requirements with respect to its shares of the underlying fund.
Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.
Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a
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long-term capital loss to the extent of any long-term capital gain dividends paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed under the “wash sale” rules if the shareholder acquires other shares of a Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
If a Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his, her or its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his, her or its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, a Fund is required to withhold 24% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
Non-U.S. shareholders may be subject to U.S. withholding tax on certain distributions from a Fund (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty. However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.
Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (1) gains realized on the disposition of USPRIs by the Fund and (2) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of the Fund.
In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Recently issued proposed Treasury Regulations generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or
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other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor's own situation, including investments through an intermediary.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on our understanding of the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the discussion expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
OTHER INFORMATION
Description of Shares
Shares of beneficial interest of each Fund are redeemable at their net asset value at the option of the shareholder or at the option of the Fund in certain circumstances. Empower Funds allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on Empower Funds' books of account, and are charged with the expenses of such Fund and its respective classes. Empower Funds allocates any general expenses of Empower Funds not readily identifiable as belonging to a particular series of Empower Funds by or under the direction of the Board, primarily on the basis of the Fund’s relative net assets, or other relevant factors.
Each Fund offer two classes of shares– Institutional Class and Investor Class. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class. Additional classes of shares may be authorized in the future.
Voting Rights
The shares of each Fund have no preemptive or conversion rights and are fully paid and nonassessable. A Fund may be terminated upon the sale of its assets to another investment company (as defined in the 1940 Act), or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of Empower Funds or the Fund. If not so terminated, Empower Funds and each Fund will continue indefinitely.
Shareholders of each Fund are entitled to one vote for each Fund share owned and fractional votes for fractional shares owned. However, shareholders of any particular class of a Fund will vote separately on matters relating solely to such class and not on matters relating solely to any other class(es).
Dividends rights, the right of redemption, and exchange privileges are described in the Prospectus.
Forum Selection
Unless Empower Funds consents in writing to the selection of an alternative forum, the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of Empower Funds, (2) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other employee of Empower Funds to Empower Funds or Empower Funds’ stockholders, (3) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law or Empower Funds’ Articles of Incorporation or By-Laws, (4) any action to interpret, apply, enforce or determine the validity of Empower Funds’ Articles of Incorporation or By-Laws or (5) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (each, a “Covered Action”). Any person purchasing or otherwise acquiring or holding any interest in shares of stock of Empower Funds shall be (a) deemed to have notice of and consented to the provisions of this Article, and (b) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described herein.
If any Covered Action is filed in a court other than the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (1) the personal jurisdiction of the U.S. District Court for the District of Colorado or the Eighteenth Judicial District of the State of Colorado in connection with any action brought in any such courts to enforce the first paragraph hereof (an
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“Enforcement Action”) and (2) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
If any provision or provisions in Article XVI of Empower Funds’ By-Laws shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of Article XVI of Empower Funds’ By-Laws (including, without limitation, each portion of any sentence of Article XVI of Empower Funds’ By-Laws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.
Custodian
The Bank of New York Mellon, One Wall Street, New York, New York 10286, is custodian of the assets for all Funds. Fees paid for custodial services by the Funds for the fiscal years ended April 30, 2020, 2021 and 2022 are as follows:
Year	Bank of New York Mellon
2020	$155,157
2021	$156,113
2022	$396,094
The custodian is responsible for the safekeeping of a Fund’s assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a Fund or in deciding which securities are purchased or sold by a Fund. However, a Fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.
Transfer and Dividend Paying Agent
DST Asset Manager Solutions, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as Empower Funds’ transfer agent and dividend paying agent.
Independent Registered Public Accounting Firm
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as Empower Funds’ independent registered public accounting firm. Deloitte & Touche LLP audits financial statements for Empower Funds and provides other audit and related services.
FINANCIAL STATEMENTS
Empower Funds’ audited financial statements and financial highlights as of April 30, 2022, together with the notes thereto and the report of Deloitte & Touche LLP, an independent registered public accounting firm, are incorporated by reference to Empower Funds’ Forms N-CSR filed via EDGAR on June 24, 2022 (File No. 811-03364). The hyperlinks to the Empower Funds’ Annual Reports are below:
Empower Funds’ Annual Reports
Empower Core Strategies: Flexible Bond Fund	Empower Core Strategies: International Equity Fund
Empower Core Strategies: Inflation-Protected Securities Fund	Empower Core Strategies: U.S. Equity Fund
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APPENDIX A
Long Term Obligation Ratings by Moody’s Investors Service, Inc. (“Moody’s”)
Aaa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Long Term Obligation Ratings by Standard & Poor’s Corporation (“S&P”)
AAA. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.
C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D. An obligation rated ‘D’ is in default or in breach of an imputed promise. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Short Term Obligation Ratings by Moody’s
P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short Term Obligation Ratings by S&P
A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B. A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D. A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Short Term Obligation Ratings by Fitch
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C. High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
A copy of Empower Funds’ proxy voting policies and procedures (attached below), or a copy of the applicable proxy voting record may be requested by calling (866) 831-7129, or writing to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111.

Great-West Funds, Inc.
Investment Company Compliance Policies and Procedures

Proxy Voting Procedures
Policy
It is the policy of Great-West Funds, Inc. (the “Fund”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to its primary investment adviser, Great-West Capital Management, LLC (“GWCM”) as part of GWCM’s general management of the Fund. In certain circumstances the Fund and GWCM may employ a sub-adviser to act with GWCM as designated in the applicable sub-advisory agreement and GWCM normally assigns proxy voting responsibility to the sub-adviser. In these circumstances, proxy solicitation materials will generally be sent from the applicable custodian directly to the sub-adviser. Sub-advisers may utilize their own policies and procedures in voting proxies.
Procedures
The following are the procedures adopted by the Fund for the administration of this policy:
1.
On an annual basis the Fund will review the policies and procedures and voting guidelines for GWCM and, as necessary, the sub-adviser, with respect to voting the Fund’s shares.
2.
The Fund at any time reserves the right to revoke in whole or in part the delegation to GWCM or as applicable the sub-adviser the authority to vote proxies relating to portfolio securities of the Fund.
3.
The sub-adviser will provide to the Fund a report of each proxy voted with respect to portfolio securities of the Fund and its underlying portfolios during the respective year. The Fund shall file an annual report of each proxy voted with respect to the underlying securities of each portfolio of the Fund on Form N-PX for the 12-month period from July 1 to June 30 not later than August 31 of each year. The Form N-PX must contain information to comply with section 30 of the Investment Company Act of 1940 (the “1940 Act”) and Rule 30b1-4 thereunder (17 CFR 270.30b1-4).
4.
The Fund shall include in all future registration statements:a) A description of the Fund’s proxy voting policy and procedures, including voting guidelines; andb) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
5.
The Fund shall include in its Annual and Semi-Annual Reports to shareholders:a) A statement disclosing that the proxy voting policy and procedures, including voting guidelines, are available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; and on the SEC website. b) A statement disclosing information regarding how proxies relating to securities held by the Fund’s underlying portfolios were voted during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
6.
The Fund shall review the proxy voting policies and procedures of GWCM and, as applicable, the sub-adviser, for compliance with the recordkeeping rules of Rule 204-2 of the 1940 Act, as amended.
Responsibility
Under the supervision of the CCO, the Compliance Department, together with the Investment Operations Department, has the primary responsibility for the implementation of the Fund’s policy regarding Proxy Voting Procedures, including the filing of forms required under the 1940 Act. Compliance is responsible for maintaining the Fund’s policy.
Related Information: Great-West Capital Management’s Policy Voting Policy

Great-West Capital Management, LLC
Investment Adviser Compliance Policies and Procedures

Proxy Voting
Background
GWCM’s clients include registered investment companies, collective investment funds, or accounts that serve as investment options for insurance company separate accounts. Included among GWCM’s registered investment company clients are asset allocation funds or accounts which may hold investments in underlying series of managed portfolios of GWCM’s clients or other registered investment companies unaffiliated with GWCM’s clients, i.e., a Fund of Funds.
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to:
•adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients;
•which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;
•to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities;
•to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and
GWCM will also maintain certain records relating to the adviser’s proxy voting activities if the adviser does have proxy voting authority.
GWCM does not normally receive proxies to vote since it invests only in fixed income securities, such as bonds, treasury notes etc.
Policy
GWCM, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients; however, GWCM delegates this responsibility to its subadvisers as memorialized in the respective subadvisory agreements. GWCM must confirm that each subadviser maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. Each subadviser’ s policy and practice must include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Voting Proxies of Underlying Funds of a Fund of Funds
GWCM’s Client Fund of Funds is not the Sole Shareholder of an Underlying Fund
With respect to voting proxies related to the shares of an underlying fund (an Underlying Fund) held by a client of GWCM operating as a Fund of Funds in reliance on Section 12(d)(1)(G) of the 1940 Act and when the Underlying Fund has unaffiliated shareholders other than the Fund of Funds, GWCM will– to the extent that it is practically able to do so– vote proxies of the Underlying Fund held by the Fund of Funds in the same proportion as the vote of all other shareholders of such Underlying Fund shares.
GWCM’s Client Fund of Funds Affiliated with an Underlying Fund

To avoid any potential conflict of interest that may arise when a client of GWCM owns the shares of another GWCM client, i.e., as may be the case when GWCM manages a portfolio of assets which holds shares of other GWCM managed asset portfolios, GWCM will generally echo vote such shares where possible. Echo voting is a process where GWCM– to the extent that it is practicably possible– votes a client’s shares in the same proportion as the vote of all the other shareholders of that client’s shares.
GWCM may, in certain circumstances, vote in accordance with the recommendation of an Underlying Fund’s board. This may be deemed appropriate in circumstances where the Underlying Fund’s board also oversees the fund of funds as, in reviewing and making a recommendation, the board can weigh the benefits at both levels, i.e., for the shareholders of the Fund of Funds and the Underlying Fund, in order to align the interests of all shareholders.
Voting Proxies with Respect to a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and GWCM
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and GWCM relating to the proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
Special Considerations with Respect to Voting Proxies of Underlying Unaffiliated Investment Companies Held by a Fund of Funds
Neither GWCM nor a sub-adviser to a Fund of Funds may hold (either individually or in the aggregate) voting shares of an investment company equal to or in excess of 25% of that investment company’s total outstanding voting shares. For purposes of this policy, voting shares held in the aggregate include those voting shares owned or controlled by members of an Advisory Group1 or a Sub-Advisory Group2. Should a Fund of Funds become a 25% or more holder in the aggregate of voting shares of an investment company due to that investment company’s reduction in voting shares GWCM or the sub-adviser must vote in proportion to the remaining shareholder votes for any investment company as set forth herein for GWCM or the sub-advisor, as applicable.

1. An Advisory Group includes those groups under common control as defined under Section 2(a)(9) of the 1940 Act and for purposes of this policy means GWCM, any person controlling, controlled by, or under common control with GWCM, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act that is advised or sponsored by GWCM or any person controlling, controlled by, or under common control with GWCM.

2. A Sub-Advisory Group includes any sub-adviser to a Fund of Funds within the meaning of Section 2(a)(20)(B) of the 1940 Act, any person controlling, controlled by, or under common control with the sub-adviser, and any investment company or issuer that would be an investment company but for Section 3(c)(1) or 3(c)(7) of the 1940 Act (or portion of such investment company or issuer) advised or sponsored by the sub-adviser or any person controlling, controlled by, or under common control with the sub-adviser.
Responsibility
The Legal department receives and compiles information from the subadvisers regarding voting information annually for inclusion in Form N-PX. Information is to be included for the 12-month period from July 1 to June 30.

FRANKLIN TEMPLETON INSTITUTIONAL, LLC
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
Franklin Equity Group, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC- registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.
The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.
Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Weight Given Management Recommendations
One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment

Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Rejected Votes
Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
Securities on Loan
The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.
Split Voting
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Bundled Items
If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.
Appendix A
These Proxy Policies apply to accounts managed by personnel within Franklin Equity Group, which includes the following Investment Managers:
Franklin Advisers, Inc. (FAV) Franklin Templeton Institutional, LLC
Franklin Templeton Portfolio Advisors, Inc. (FTPA)
The following Proxy Policies apply to FAV only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.
For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ.
Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
The following Proxy Policies apply to FTPA only:
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
In certain SMA programs, typically where the SMA program sponsor has not elected for the Investment Manager to vote proxies, or where the Investment Manager only provides non-discretionary management services to the SMA program, the Investment Manager will not be delegated the responsibility to vote proxies held by the SMA program accounts. Instead, the SMA program sponsor or another service provider will generally vote these proxies. Clients in SMA programs should contact the SMA program sponsor for a copy of the program sponsor’s proxy voting policies.

Policy, Procedures and Guidelines for GSAM Global Proxy Voting
2022 Edition
March 2022
PART I:
GOLDMAN SACHS ASSET MANAGEMENT POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS
A: Our Approach to Proxy Voting
Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. We recognize that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, we balance the purpose of a proposal with the overall benefit to shareholders.
To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Team (the “Guidelines”). The Guidelines embody the positions and factors we generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we consider in determining how the vote should be cast. A summary of the Guidelines is attached as Part II.
The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Our portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.
Goldman Sachs Asset Management has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). The Global Stewardship Team periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.
B: The Proxy Voting Process
Public Equity Investments
Fundamental Equity Team
The Fundamental Equity Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations (as defined below).
Quantitative Investment Strategies Portfolio Management Teams
The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.
Fixed Income and Private Investments
Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

GS Investment Strategies Portfolio Management
Voting decisions with respect to client investments in the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. To the extent the portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will generally follow the Guidelines and Recommendations as discussed below unless an override is requested.
Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies
Where we place client assets with managers outside of Asset Management, for example within our AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to public and non-publicly traded equity securities held by their clients.
C: Implementation
We have retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to the particular proxy issues. In addition, in order to facilitate the casting of votes in an efficient manner, the Proxy Service generally prepopulates and automatically submits votes for all proxy matters in accordance with such Recommendations, subject to our ability to recall such automatically submitted votes. If the Proxy Service or Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed as material in our discretion when casting its vote, which may, but need not, result in a change to the Recommendation, which may take the form of an override (as described below) or a revised Recommendation issued by the Proxy Service. We retain the responsibility for proxy voting decisions. We conduct an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the Guidelines and to discuss any material changes in the services, operations, staffing or processes.
Our Portfolio Management Teams generally cast proxy votes consistently with the Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company. In addition, the Global Stewardship Team may on certain proxy votes also seek approval to diverge from the Guidelines or a Recommendation and follow the override process described above that seeks to ensure these decisions are not influenced by any conflict of interest. In these instances, all shares voted are voted in the same manner.
Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular solicitation. We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.
From time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote proxies. In certain circumstances, such as if a security is on loan through a securities lending program, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast the vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond our control and may not be satisfied in time for us to vote the shares in question.
We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines and Recommendations.

D. Conflicts of Interest
Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.
PART II
GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY
The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
Region: Americas
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.
Business Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•An auditor has a financial interest in or association with the company, and is therefore not independent;
•There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
Reincorporation Proposals
We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive Venue for Shareholder Lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•Whether the company has the following good governance features:
•Majority independent board;

•Independent key committees;
•An annually elected board;
•A majority vote standard in uncontested director elections;
•The absence of a poison pill, unless the pill was approved by shareholders; and/or
•Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.
Voting on Director Nominees in Uncontested Elections
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST or WITHHOLD from members of the Nominating Committee:
•At companies incorporated in the US if the board does not have at least 10% women directors and at least one other diverse board director;
•At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from an underrepresented ethnic group;
•At companies not incorporated in the US, if the board does not have at least 10% women directors or does not meet the requirements of local listing rules or corporate governance codes or national targets.
Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have at least one woman director.

Vote AGAINST or WITHHOLD from individual directors who:
•Sit on more than five public company boards;
•Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Director Independence
At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:
•The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Director Accountability
Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Compensation Committee
See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.
Nominating/Governance Committee
Vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:
•The company has opted into, or failed to opt out of, state laws requiring a classified board structure;
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.

Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);
•The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and
•Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Other Board Related Proposals (Management and Shareholder)
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.

Shareholder Proposals Regarding Board Declassification
We will generally vote FOR proposals requesting that the board adopt a declassified board structure.
Majority Vote Shareholder Proposals
We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post- election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
We will generally vote FOR shareholder proposals to restore or provide cumulative unless:
•The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3.
Executive and Non- Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
•Pay for Performance Disconnect;
•We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR

(“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•Broad-based participation;
•Limits on employee contributions;
•Company matching contributions; and
•Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•Rationale for the re-pricing;
•If it is a value-for-value exchange;
•If surrendered stock options are added back to the plan reserve;
•Option vesting;
•Term of the option--the term should remain the same as that of the replaced option;
•Exercise price--should be set at fair market or a premium to market;
•Participants--executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Retention Holding Period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of Accelerated Vesting in the Event of a Change in Control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based Equity Awards and Pay-for-Superior-Performance Proposals
Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
Compensation Committee
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast.
4.
Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•The company has a history of strong governance practices.
Special Meetings Arrangements
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•a shareholder-approved poison pill in place; or
•adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
5.
Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;

•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and the stated rationale for the transaction, including discussions of timing.
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;

•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:

•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;

•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Region: Europe, Middle East and Africa (EMEA) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.
Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or
•The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or

•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the board
•Overboarded directors
•Composition of committees
•Director independence
•Number of directors on the board
•Lack of gender diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
•At companies in the FTSE100 if the board does not have at least one director from an underrepresented minority ethnic background, in line with the Parker review guidelines.
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•Employee or executive of the company;
•Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
•Any director who is attested by the board to be a non-independent NED;
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•Government representative;
•Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;
•A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (a cooling off period may be applied);
•Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.

3.
Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•Pay for Performance Disconnect;
•We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast.
•Remuneration structure is widely inconsistent with local market best practices or regulations.
4.
Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.
For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.
5.
Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and
•The stated rationale for the transaction, including discussions of timing.
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);

•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and

•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Region: Asia Pacific (APAC) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see Japan Proxy Items from page X.
1.
Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•There are serious concerns about the statutory reports presented or the audit procedures used;
•Questions exist concerning any of the statutory auditors being appointed; or
•The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio has been consistently low without adequate explanation; or
•The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.
Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.

Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the board
•Overboarded directors
•Composition of committees
•Director independence
•Number of directors on the board
•Lack of gender diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets.
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Independence
Classification of Directors
Executive Director
•Employee or executive of the company;
•Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•Any director who is attested by the board to be a non-independent NED;
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•Government representative;
•Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Relative of a former executive of the company or its affiliates;
•A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•Founder/co-founder/member of founding family but not currently an employee;
•Former executive (a cooling off period may be applied);
•Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices

Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•There is excessive pledging or hedging of stock by executives;
•There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•The board does not meet our diversity expectations;
•The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed; and
•Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board, or majority in countries where employee representation is common practice;

•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.
3.
Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•Pay for Performance Disconnect;
•We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•Long-term equity-based compensation is 100% time-based;
•Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•Egregious employment contracts;
•Excessive perquisites or excessive severance and/or change in control provisions;
•Repricing or replacing of underwater stock options without prior shareholder approval;
•Egregious pension/SERP (supplemental executive retirement plan) payouts;
•Extraordinary relocation benefits;
•Internal pay disparity; and
•Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.

Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast.
•Remuneration structure is widely inconsistent with local market best practices or regulations.
4.
Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
5.
Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;
•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and the stated rationale for the transaction, including discussions of timing.

6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;

•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.

Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Region: Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1.
Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•There are concerns about the accounts presented or audit procedures used; or
•The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•Name of the proposed auditor has not been published;
•The auditors are being changed without explanation;
•Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or

•The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
2.
Board of Directors and Statutory Auditors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or
•There are reservations about:
•Director terms
•Bundling of proposals to elect directors
•Board independence
•Disclosure of named nominees
•Combined Chairman/CEO
•Election of former CEO as Chairman of the board
•Overboarded directors
•Composition of committees
•Director independence

•Number of directors on the board
•Lack of gender diversity on the board
•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.
Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee if the Board does not have at least 10% women directors. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.
Director Independence
Classification of Directors
Inside Director
•Employee or executive of the company;
•Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•Any director specifically designated as a representative of a significant shareholder of the company;
•Any director who is/was also an employee or executive of a significant shareholder of the company;
•Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•Government representative;
•Currently provides or previously provided professional services to the company or to an affiliate of the company;
•Represents customer, supplier, creditor, banker, or other entity with which company maintains
•transactional/commercial relationship (unless company discloses information to apply a materiality test);
•Any director who worked at the company’s external audit firm (auditor).
•Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•Relative of a current employee of the company or its affiliates;
•Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)

•Former executive;
•Any director who has served at a company as an outside director for 12 years or more;
•Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
•“Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.
Independent Non-Executive Directors (independent outsider)
•No material connection, either directly or indirectly, to the company other than a board seat.
At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.
At companies adopting a U.S.-type three committee structure, vote AGAINST members of Nominating Committee when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.
At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.
Director Accountability
Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Voting on Director Nomineess in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•Company performance relative to its peers;
•Strategy of the incumbents versus the dissidents;
•Independence of board candidates;
•Experience and skills of board candidates;
•Governance profile of the company;
•Evidence of management entrenchment;
•Responsiveness to shareholders;
•Whether a takeover offer has been rebuffed;
•Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•Two-thirds independent board;
•A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•Fully independent key committees; and/or
•Established, publicly disclosed, governance guidelines and director biographies/profiles.
Statutory Auditor Elections
Statutory Auditor Independence
Vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors”.
Statutory Auditor Appointment
Vote FOR management nominees taking into consideration the following:
•Adequate disclosure has not been provided in a timely manner; or
•There are clear concerns over questionable finances or restatements; or
•There have been questionable transactions or conflicts of interest; or
•There are any records of abuses against minority shareholder interests; or
•The board fails to meet minimum corporate governance standards; or

•Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
•Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
3.
Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY- CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.
Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti- takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.
5.
Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•Valuation;
•Market reaction;
•Strategic rationale;
•Management’s track record of successful integration of historical acquisitions;
•Presence of conflicts of interest; and
•Governance profile of the combined company.

Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•The share repurchase program can be used as a takeover defense;
•There is clear evidence of historical abuse;
•There is no safeguard in the share repurchase program against selective buybacks;

•Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•The parties on either side of the transaction;
•The nature of the asset to be transferred/service to be provided;
•The pricing of the transaction (and any associated professional valuation);
•The views of independent directors (where provided);
•The views of an independent financial adviser (where appointed);
•Whether any entities party to the transaction (including advisers) is conflicted; and
•The stated rationale for the transaction, including discussions of timing.
6.
Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•Whether adoption of the proposal is likely to enhance or protect shareholder value;
•Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•Whether the subject of the proposal is best left to the discretion of the board;
•Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•If the proposal asks for long-term targets, as well as short and medium term milestones;
•If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•If the company’s current level of disclosure is comparable to that of its industry peers; and
•If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•Calling for the reduction of Greenhouse Gas (GHG) emissions;
•Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;

•Requesting a company report on its energy efficiency policies; and
•Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•The degree to which existing relevant policies and practices are disclosed;
•Whether or not existing relevant policies are consistent with internationally recognized standards;
•Whether company facilities and those of its suppliers are monitored and how;
•Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•The scope of the request; and
•Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:

•The degree to which existing relevant policies and practices are disclosed;
•Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•There is no significant potential threat or actual harm to shareholders’ interests;
•There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

IRISH LIFE INVESTMENT MANAGERS LIMITED (ILIM)
As a Responsible Investor, ILIM adopts an Active Ownership approach to promote better corporate behaviour in investee companies in terms of sustainability and management of Environmental, Social and Governance risks. ILIM exercises voting rights and constructively engages with investee companies, encouraging better standards and management processes covering material ESG risks.
Active Ownership
ILIM believes that investors, whether working individually or collectively, have the ability to influence the behaviour of investee companies, helping to reduce portfolio risk and delivering more sustainable long-term outcomes for clients. We recognise and adhere to the principles of active ownership, believing in constructive engagement and exercising voting rights to promote stronger corporate governance and better management of ESG risks, in investee companies.
Voting enables ILIM to voice opinions to a company on a broad range of topics and is a way of encouraging boards to listen to and address investor concerns. ILIM considers voting to be an important part of its oversight role and integral to both the investment process and its overall active ownership and stewardship approach.
Voting
ILIM is an engaged asset manager, voting the shares of companies for which it has proxy-voting authority with the exception of those countries where voting is logistically difficult or where the costs are disproportionate relative to the size of the holding, typically small-cap holdings
In February 2022, ILIM adopted our own bespoke Global Proxy Voting Guidelines. These guidelines detail ILIM’s considerations and expectations in relation to ESG matters and related voting decisions. These guidelines set out the criteria by which ILIM’s proxy voting advisor, currently Institutional Shareholder Services (ISS), will consider resolutions and make voting recommendations on ILIM’s behalf. These guidelines build on the ISS Socially Responsible Investment (SRI) and Climate Change Proxy Voting Guidelines, which are considered progressive from a voting perspective. Up to February 2022, ILIM had adopted the SRI guidelines.
ILIM’s Proxy Voting Guidelines apply to investee companies in all markets and, in general, ILIM votes in line with ISS’ policy recommendations given that ISS’ SRI and Climate Proxy Voting Guidelines present progressive voting positions on a range of ESG issues. There are areas where ILIM has bespoke considerations or expectations which are different from the standard recommendations of ISS’ SRI and Climate Proxy Voting Guidelines, including those in relation to board accountability for climate change and board diversity. For more details, see ILIM's Proxy Voting Guidelines.
The services provided by ISS include application of the ILIM Proxy Voting Guidelines, including generating voting recommendations, vote execution and reporting. ISS supports ILIM in monitoring the performance of companies’ boards in relation to ESG issues in relation to voting recommendations.
ILIM reserves the right at all times to vote on any matter, even if this is contrary to the recommendations of ISS. This situation may arise, for example, where ILIM is actively engaging with a company and has an agreed course of action that would require a vote on a specific matter which may be contrary to the default recommendation of ISS.
ILIM generally votes in favour of shareholder proposals that seek to manage risks and opportunities related to ESG issues and which promote good corporate citizenship. The following considerations are included:
•Where the proposal is well framed and reasonable and
•Where the adoption of the proposal would have a positive or negative impact on the company’s short-term or long-term share value.
For more information in relation to ILIM’s approach to voting on shareholder proposals, see ILIM’s Global Proxy Voting Guidelines.
Securities lending is conducted on behalf of clients in line with the clients’ investment policies. ILIM retains a right of recall of stocks on loan with counterparties for voting or other reasons. In addition, the Responsible Investment Team can request that securities excluded from the stock lending programme. Such requests will be reviewed and authorised, where appropriate, by the Chief Investment Officer.

ILIM will publish annually, on its website, an explanation of the most significant votes taken, a disclosure covering the use of external proxy advisers and information on votes cast.
Governance
Responsible Investment Team
ILIM’s Active Ownership program is led by ILIM’s Responsible Investment Team. The team oversees and monitors the voting activities which are implemented on its behalf by ISS. It reports on voting activity to the Responsible Investment Governance Committee which is chaired by ILIM’s Head of Responsible Investing.
The team is responsible for overseeing and implementing the Voting Policy, including monitoring voting implementation undertaken on ILIM’s behalf by ISS and updating the ILIM Global Proxy Voting Guidelines where appropriate. The Responsible Investment Team reports on voting activity to the Responsible Investment Governance Committee which is chaired by ILIM’s Head of Responsible Investing. ILIM’s Responsible Investment Team reviews and monitors adherence to this policy, including the consistency with this policy to votes cast by ISS on behalf of ILIM.
ILIM Board
The ILIM Board of Directors is responsible for approving updates to this Voting Policy annually or more frequently as required
Responsible Investment Governance Committee
The Responsible Investment Governance Committee (the Committee) reviews and makes recommendations on changes to this voting policy to the Board annually, or more frequently if required. The membership of the Committee and its terms of reference are available on request. A report on Responsible Investment activity is provided on a quarterly basis to the ILIM Executive Management Team, by members of the Responsible Investment Team
The Committee is responsible for the ILIM Global Proxy Voting Guidelines, and these will be reviewed annually. Any material changes to the guidelines will be approved by the Committee and notified to the Board.
Conflicts of Interest
As a MiFID authorised firm, ILIM is required to take all appropriate steps to identify, manage or prevent potential or actual conflicts of interest that arise when providing its services. In ILIM’s engagement with investee companies, and in making voting decisions, any potential or actual conflicts that arise will be managed in accordance with our Conflicts of Interest policy.
ILIM will abide by the principles of treating its clients fairly and dealing honestly and professionally with all stakeholders.
Proxy Voting Process
Proxy ballots are sent directly to ISS from the custodian for those funds over which ILIM has proxy voting authority. For such funds, ILIM’s Operations Team arranges with the client’s custodian for proxies to be sent, and verifies that the proxies are being sent, to ISS. ISS in turn ensures that ballots for each account are received.

J.P. MORGAN ASSET MANAGEMENT

Global Proxy Voting Guidelines
North America, Europe, Middle East, Africa, Central America, South America and
Asia
April 1, 2022
I.
JPMorgan Asset Management Global Proxy Voting
A.
Objective
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. This document describes how JPMAM meets that objective.
JPMAM incorporates detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.
B. Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee include: (1) determining the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approval of the Guidelines annually; and (3) the provision of advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
C. The Proxy Voting Process
JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.
Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines

(including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or, within the US, to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.
In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.
In certain circumstances JPMAM may abstain and/or delegate proxy voting to the Independent Voting service including the following: 1) for certain commingled funds that are index replication portfolios and the JPMorgan Custom Invest Strategies, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds2)where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s 3) for securities that were held in an account on record date but not on the date of the proxy vote, we may abstain from voting where JPMAM no longer holds the position.
D. Material Conflicts of Interest
The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) has adopted several policies including: the Conflicts of Interest Policy– Firmwide, Information Safeguarding and Barriers Policy– Firmwide and Information Safeguarding and Barriers Policy– MNPI Firmwide Supplement. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines.
Given the breadth of JPMAM’s products and service offerings, it is not possible to enumerate every circumstance that could give rise to a material conflict. Examples of such material conflicts of interest that could arise include, without limitation, circumstances in which:
i)
management of a JPMAM client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business;
ii)
a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision;
iii)
The proxy being voted is for JPMorgan Chase & Co stock or for J.P. Morgan Funds;
iv)
The proxy administrator has actual knowledge that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote;
Depending on the nature of the Conflict, JPMAM may elect to take one or more of the following measures, or other appropriate action:
i)
Removing certain Adviser personnel from the proxy voting process;

ii)
“Walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote;
iii)
Voting in accordance with the applicable Proxy Guidelines, if any, if the application of the Proxy Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
iv)
Deferring the vote to an independent voting service, if any, that will vote in accordance with its own recommendation. However, JPMAM may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMAM affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of a proxy vote. The Proxy Committee shall review the Exception Request and shall determine whether JPMAM should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
Potential Conflicts
The below are potential conflicts and may be evaluated on a case by case basis, to determine whether they are material and therefore require escalation.
i)
JPMAM may cast proxy votes consistent with Client(s) investment strategies which may conflict with the investment strategies of other JPMAM clients, and notably, individual proxy votes may differ between clients;
ii)
JPMAM clients may invest in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts;
iii)
JPMAM, or our clients, may participate in stocklending programs or lend stock to third parties whose investment objectives may be different to ours and as a result the third parties may cast proxy votes that conflict with the investment strategies of our clients;
iv)
JPMAM may engage with companies on behalf of impact and sustainable funds that have different objectives to other funds;
v)
JPMAM may have a different position on corporate governance matters than its parent company (JPMC);
vi)
JPMAM clients may want us to engage or vote on corporate governance issues that further their interests, however, are not consistent with our policies;
vii)
JPMAM may participate in collaborative engagements with other industry participants which may include joining a coalition, working with other asset managers / owners on issues relating to the 5 priorities, and / or signing of public statements and resolutions that may have conflicting or differing positions on corporate governance matters.
E. Escalation of Material Conflicts of Interest
When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal and/or compliance representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.
The resolution of all potential and actual material conflict issues will be documented in order to  demonstrate that JPMAM acted in the best interests of its clients.
F. Recordkeeping
JPMAM is required to maintain in an easily accessible place for all records relating  to the proxy voting process, according to the retention requirements set out by the various global regulatory regimes. Those records include the following:
•a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•a copy of each proxy statement received on behalf of JPMAM clients;
•a record of each vote cast on behalf of JPMAM client holdings;
•a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.
It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.
Exhibit A
JPMorgan Chase Bank, N.A.
JPMorgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JPMorgan Asset Management (Asia Pacific) Limited
JPMorgan Asset Management (Singapore) Limited
JPMorgan Asset Management (Japan) Ltd.
J.P. Morgan Private Investments, Inc.
Bear Stearns Asset Management Inc.
II.
Proxy Voting Guidelines
JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.
JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.
A. North America
1. Board of Directors
A. Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1)
attend less than 75 percent of the board and committee meetings without a valid excuse for the absences
2)
adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.
3)
are inside or affiliated outside directors and serve on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4)
ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.
5)
are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
6)
are insiders and affiliated outsiders on boards that are not at least majority independent. In the case of controlled companies vote FOR non-independent directors who serve on committees other than the audit committee.
7)
are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.
8)
are compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a– Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.
9)
are audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.
10)
are compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.
11)
demonstrated history of poor performance or inadequate risk oversight.
12)
and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
13)
chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation.
14)
for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.
B. CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.
C. Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 3% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.
We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.
2. Proxy Contests
A. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
B. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on  a case-by-case basis.

3. Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
Generally vote against auditor ratification and withhold votes from Audit Committee members if  non-audit fees exceed audit fees.
Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.
Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.
4. Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
Majority of board composed of independent directors,
Nominating committee composed solely of independent directors,
Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
Absence of superior voting rights for one or more classes of stock,
Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
B. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
C. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards  to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
Annually elected board,
Majority of board composed of independent directors,
Nominating committee composed solely of independent directors,
Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
Absence of superior voting rights for one or more classes of stock,
Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).
D. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.
Vote for proposals that remove restrictions on the right of shareholders to act independently of management.
E. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written  consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.
We generally vote against proposals to allow or facilitate shareholder action by written consent unless the company does not permit the right to call special meetings, or if there are undue restrictions on shareholders’ rights to call special meetings.
F. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.
Vote against proposals that give management the ability to alter the size of the board without  shareholder approval.
5. Tender Offer Defenses
A. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.
If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
B. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as  the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
C. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to  thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.
E. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
6. Miscellaneous Board Provisions
A. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:
Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;
•2/3 of independent board;
•All-independent key committees;
•Committee chairpersons nominated by the independent directors;
•CEO performance is reviewed annually by a committee of outside directors; and
•Established governance guidelines.
Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).
C. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.
Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.
Generally vote for shareholder proposals asking for a 2/3 independent board.
D. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.
E. Hedging / Pledging of Securities
We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and/or pledging of securities has occurred.
F. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.
G. Board Composition
We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. As a matter of principle, we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards. We will utilize our voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. We will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board. Aggregated diversity data will be considered as adequate in instances where individual directors do not wish to disclose personal identification. We will generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors. Mitigating factors include, among other factors, recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.
H. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.
Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.
Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

I. Board Size
Vote for proposals to limit the size of the board to 15 members.
J. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.
K. Zombie Directors
Generally vote against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.
7. Miscellaneous Governance Provisions
A. Independent Nominating Committee
Vote for the creation of an independent nominating committee.
B. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
Vote for management proposals to adopt confidential voting.
C. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.
D. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
E. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
F. Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.
G. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.
I. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.
J. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
K. Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.
Vote against the independent chair or lead independent director and members of the nominating/governance committee where the company has unilaterally adopted such policy after going public without shareholder approval or engagement, unless the company is a Delaware Corporation.
L. Virtual Only Annual General Meeting
Annual stockholders’ meetings should allow fair and open access for dialogue between the management of the company and shareholders We have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting. Such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as the governing documents do not prohibit in-person meetings.
8. Capital Structure
A. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.
Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.
B. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.
C. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.
Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device. Vote against such proposals unless it explicitly states that the preferred stock cannot be used as anti-takeover mechanism or prevent change in control or mergers and acquisitions.
Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.
E. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
F. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company  becomes insolvent.
G. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:
Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
Change in Control—Will the transaction result in a change in control of the company?
Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
H. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.
9. Executive and Director Compensation
A. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.
Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.
For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has significantly underperformed over the long-term and its CEO also had an increase in total direct or targeted compensation from the prior year, it would signify a disconnect in pay and performance. Generally vote against management proposal on executive compensation when there is significant increase in target compensation despite long-term underperformance.
B. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
C. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director  pay information.
Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.
Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.
D. Say on Pay– Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.
Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support. Where executive compensation seems excessive relative to peers and is not supported by long-term performance, or where we believe performance metrics and targets used to determine executive compensation are not aligned with long-term shareholder value, WITHHOLD from select members of the compensation committee.
In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.
Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.
E. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to less than three times salary, plus guaranteed retirement and target bonus.
Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.
F. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.
G. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.
Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution
H. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.
I. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals, provided such options are valued appropriately.
J. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option  exercise for a specific period of time.
K. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
L. Recoup Bonuses
1. Vote FOR on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
2. Vote FOR shareholder proposals to recoup incentive payments if it is determined that the individual engaged in misconduct or poor performance prior to payment of the award or bonus, and that such award or bonus would not have been paid, in whole or in part, had the misconduct or poor performance been known prior to payment.
M. Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.
10. Incorporation
A. Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
C. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.
11. Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
B. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.
C. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.
D. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
E. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
F. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
G. Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal  provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.
H. Changing Corporate Name
Vote for changing the corporate name.

12. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:
Issuer Considerations
•Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•capital deployment of the company
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety.

JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
A. Military Business
Vote case-by-case on defense issue proposals.
Vote case-by-case on disclosure reports that seek additional information on military-related operations.
B. International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.
Vote case-by-case on disclosure reports that seek additional information on company activities in this area.
C. Promote Human Rights
Vote case-by-case on proposals to promote human rights.
Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.
D. Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.
Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.
E. Animal Rights
Vote case-by-case on proposals that deal with animal rights.
F. Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.
Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.
Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.
G. Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.
Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.
H. Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.
Vote case-by-case on disclosure reports that seek additional information regarding this issue.
I. High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

J. Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.
Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.
13. Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.
14. Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.
What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:
•a pending acquisition or sale of a substantial business;
•financial results that are better or worse than recent trends would lead one to expect;
•major management changes;
•an increase or decrease in dividends;
•calls or redemptions or other purchases of its securities by the company;
•a stock split, dividend or other recapitalization; or
•financial projections prepared by the Company or the Company's representatives.
What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here's a term sheet for our restructuring. Will you vote to approve this?”
Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Proxy Administrator immediately. The Company or its representative should be instructed that all further contact should be with the Proxy Administrator. The Proxy Administrator will make the determination to contact the Legal/Compliance departments if needed.
It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be escalated by the Proxy Administrator to the Legal/Compliance Department.

B.
Europe, Middle East, Africa, Central America and South America
I.
POLICY
Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.
We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.
Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.
For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.
In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.
Voting
JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.
It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.
Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.
As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee
To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to:(1) determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least quarterly, or more frequently as circumstances dictate. The Global Head of Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.
Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, Investment Stewardship specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern.
Conflicts of Interest
Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.
In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.
A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.
Stocklending
Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.
Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Investment Stewardship Team.
II.
VOTING GUIDELINES
1.
REPORTS & ACCOUNTS
Annual Report
Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.
Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.
Remuneration Report
The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.
Under the requirements of SRD II (Shareholder Rights Directive), and best practice under the European Commission’s guidelines, companies are asked to provide disclosure on amounts paid to executives, alignment between company performance and pay out to executives. Companies should provide disclosure of variable incentive targets, levels of achievement and performance awards made after the performance period. Companies should clearly outline discretionary authority by the board or remuneration committee to adjust pay outcomes.
We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.
Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term. See Compensation.
2.
DIVIDENDS
Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.
3.
BOARD OF DIRECTORS
Board Structure
Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.

Board Independence
JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.
We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman/CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice
In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over-dependence on any certain individual.
Chairman
Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other non-executive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.
Board Size
Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.
Board Diversity
JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business. In support of the Parker Review, we will monitor changes of UK Boards, in increasing ethnic diversity, and ask for transparency and disclosure of progress made.
Board Committees
Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long-term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce. See Remuneration Report.
Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.
Director Independence
We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.
A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.
In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.
Director’s Liability
In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
Multiple Directorships
Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.
We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.
Investment Trust and Fund Directors
In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.
We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.
4.
COMPENSATION
Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.
Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.
Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.
Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.
JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.
We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment. Increasingly, we expect directors to maintain a meaningful shareholding in the company for at least one year following their departure. Unvested stock from in-flight incentive plan cycles may count towards this shareholding requirement.
Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
Non-Executive Director’s Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation
We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.
For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.
All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.
Pensions
JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as receiving a higher contribution, or continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
5.
AUDITORS
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.
Auditor Remuneration
Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.
We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.
Auditor Indemnification
JPMAM is opposed to the use of shareholders’ funds to indemnify auditors. See Audit Committee.
6.
ISSUE OF CAPITAL
Issue of Equity
In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.
JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.
JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.
Issue of Debt
JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.
Share Repurchase Programmes
JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.
7.
MERGERS / ACQUISITIONS
Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.
8. RELATED-PARTY TRANSACTIONS
Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
9.
VOTING RIGHTS
JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.
Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.
While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.
10.
OTHERS
Poison Pills
Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.
JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.
JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.
Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.
AOB
We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.
Social / Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following:
Issuer Considerations
•asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•capital deployment of the company
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted the proposal provide insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
Shareholder Resolutions
In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.
When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long-term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda, nor will we support those which are unduly constraining on managements, or are already in managements’ remit.
Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that the company will comply with the resolution within a reasonable time-frame. Where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.
Charitable Issues
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Issues
JPMAM does not support the use of shareholder funds for political donations.
Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.

J.P. Morgan Asset Management
London Proxy Committee
1st April 2022
C.
Asia ex Japan
I
Corporate Governance Principles
J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk- adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.
We have set out in this document some information underpinning the principles behind our proxy voting guidelines. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:
Board and Director Responsibilities
Companies should be headed by a strong and effective board to drive the long-term success of the company. It should contain an appropriate combination of executive and non-executive directors, able to make decisions on behalf of all shareholders, separate from the individual interests of management and / or controlling shareholders. The board should set strategic objectives, oversee operational performance and establish the company’s long-term values and standards. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.
Shareholder Rights
Shareholders should have the opportunity to participate in, and vote at, general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.
Equitable Treatment
All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.
Stakeholders’ Rights
Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.
Sustainability
All companies should conduct themselves in a socially responsible way. Non-financial environmental and social issues have the potential to seriously impair the value of businesses, as well as create significant reputational damage. We expect the companies in which we invest, to behave in an ethical and responsible manner, observing their wider societal obligations to their communities and to the environment. Since transparency in how a business manages ESG risks is increasingly part of the overall value proposition, we believe that companies will only thrive in the longer term if they put sustainability at the heart of their governance processes.

Disclosure and Transparency
Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance practices and policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.
Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.
II
POLICY AND PROCEDURES
Proxy Voting
JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset, although it should be noted that not all clients delegate voting authority to us; some retain voting decisions for themselves or delegate voting to a third party. But where authorized to do so, it is the policy of JPMAM to vote shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients.
JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication of JPMAM’s normal voting policy, since our investment professionals always have the discretion to override these guidelines should individual circumstances dictate.
To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our own research insights. Records of our voting activities are maintained by our Asset Servicing group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.
So far as is practicable, we vote at all meetings called by companies in which we are invested. However, certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to safeguard clients’ interests.
We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into higher shareholder returns.
Proxy Committee
The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to set JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior investors and corporate governance professionals, supported by specialists from Legal, Compliance, Risk and other relevant groups. The Committee meets quarterly and reports into the AM APAC Business Control Committee as well as the Global Head of Investment Stewardship. The Global Head of Investment Stewardship is a member of each regional committee and, working with the regional Proxy Administrators, is charged with overall responsibility for JPMAM’s approach to governance issues including proxy voting worldwide and coordinating regional proxy voting guidelines in accordance with applicable regulations and best practices. The Proxy Committees escalate to the AM Business Control Committee and/or the AM Bank Fiduciary Committee for issues and errors while strategy related matters for escalation will be escalated to the Sustainable Investing Oversight Committee.

Stewardship and Engagement
As long-term owners, we regard regular, systematic and direct contact with senior company management as essential in helping us discharge our stewardship responsibilities. We therefore engage actively with our investee companies, to keep abreast of strategic, operating and financial developments in order to ensure that our clients’ interests are represented and protected. Where appropriate, our stewardship specialists may convene meetings with company representatives at the boardroom level to discuss issues of particular concern.
JPMAM endorses the stewardship principles promoted by different regulators and industry bodies in the region. We believe our existing stewardship activities meet the standards required under these principles. Our statements of commitment can be viewed from our website or by accessing the following links:
For the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore (MAS) and Singapore Exchange (SGX):
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/sg/en/policies/singapore-stewardship-principles-for-responsible-investors.pdf
For the Principles of Responsible Ownership issued by the Securities and Futures Commission (SFC) in Hong Kong:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/hk/en/corporate-governance-pdf/PRO1609.pdf
For the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council (FSC) of Australia:
https://am.jpmorgan.com/content/dam/jpm-am-aem/asiapacific/au/en/policies/principles-internal-governance-asset-stewardship.pdf
For, more information on our stewardship activities, please refer to our white paper on Investment-led Stewardship which is available from our website, or by accessing the following link:
https://am.jpmorgan.com/blob-gim/1383664293468/83456/J.P.%20Morgan%20Asset%20Management%20investment%20stewardship%20statement.pdf
Conflicts of interest
JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. However, procedures are in place to make sure these conflicts can be managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services for that company, or where JPMC connected personnel may sit on a company’s board.
In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.
Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Asset Services group and is reviewed by the relevant Proxy Committee at committee meetings. This record is available to clients upon request.
III. POLICY VOTING GUIDELINES
1. Report and Accounts
Annual Report
Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering corporate strategy, operating activities and risk management should accurately detail the company’s position, performance and prospects.

The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non-compliance.
Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.
Remuneration Report
Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long-term growth of the company; ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and a shareholder vote on this is not yet standard in Asia.
At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. Ideally this should take into consideration: the amounts paid and the mix between short term and long-term awards, the performance criteria used to benchmark awards and whether these are capped or uncapped, and the use made of any discretionary authority by boards or remuneration committees to adjust pay outcomes. In the event that remuneration awards fall outside our guidelines (see Remuneration section below), we will endeavor to seek an explanation from the company, and may vote against remuneration reports and/or members of the remuneration committees, if satisfactory explanations are not forthcoming.
Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time. But in the event that awards are amended or revised, any material changes should be put to shareholders for approval. We encourage companies to provide information on the ratio of CEO pay to median employee pay, and to explain the reasons for changes to the ratio as it unfolds year by year. Companies should also have regard to gender pay gaps and to indicate to shareholders how this issue is being addressed.
Finally in its reporting to shareholders, remuneration committees and / or boards should provide clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.
2. Dividends
Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long-term prospects and solvency.
3. Board and Directors
Board Oversight Responsibilities
To ensure sustainable success in the long-term, companies should be controlled by a strong and effective board, which is accountable to shareholders and considers the interests of the various stakeholders they depend on. The board should comprise competent individuals with the necessary skills, background and experience to provide objective oversight of management. All directors should submit themselves for re-election on a regular basis.
We believe that one of the key functions of a board is to set a company’s values and standards, and establish a culture that is geared to the long-term success of the enterprise and be responsive to the wider stakeholders. A healthy culture serves as unifying force for the organization, and helps align the stated purpose and core values of the entity with the strategy and business model pursued. Conversely, a dysfunctional culture has the potential to undermine a business and create significant risk for shareholders.
The board should be responsible for defining the values and behaviors that will help the company excel and for ensuring that there is alignment between its purpose, core values, strategic direction and operating activities. The standards of behavior set by the board should resonate across the entire organization. We believe that there are strong links between high standards of governance, a healthy corporate culture, and superior shareholder returns.

Board Independence
We believe that a strong independent board is essential to the effective running of a company. The number of the independent non-executive directors (INEDs) on a board should be sufficient so that their views carry weight in the board’s decision-making. INEDs should be willing and able to challenge the views of the CEO and other directors to ensure that alternative viewpoints are heard. The required number of independent directors on a board is often set by governance codes, but notwithstanding this, we are strongly of the view that the majority of members should be independent to encourage the broadest diversity of opinion and representation of views.
At a minimum, we would expect that INEDs should make up at least one third of all company boards. We will seek for greater independent representation than this where:
•The Chairman and CEO role is combined, or
•The Chairman and CEO are family members, or
•The Chairman is not independent.
Where we believe there to be an insufficient number of INEDs, we will vote against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.
In order to help assess their individual contributions to the company, the time spent on company business by each non-executive director should be disclosed to shareholders, as well as their attendance records at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.
Chairman
Boards should be headed by an effective Chairman, who, ideally, is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.
In instances where a company, with no majority independent board, does not have an independent Chairman or a designated Lead Director, and where a satisfactory explanation has not been provided, we will vote against the re-election of the Chairman, and other directors, at shareholder meetings.
Board Size
Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees. A board should be large enough to manage required governance processes, and yet still sufficiently compact to promote open dialogue between directors.
Board Diversity
We are committed to supporting inclusive organizations where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit.
At the board level, we believe that boards which reflect a wide range of perspectives and opinion helps to enhance shareholder value. Diverse boardrooms help companies make better strategic decisions and assist in navigating increasingly complex issues, including geopolitical risks, regulatory changes and disruptive technologies. Recruiting individuals with the necessary skills, varied experiences and diverse backgrounds should be a fundamental part of strengthening a business.
We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in all aspects of their businesses.

Board Committees
To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to separate committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.
Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with an appropriate financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.
Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report; and maintaining formal and transparent arrangements for succession planning at the board and senior management level.
Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long-term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and receive feedback from relevant stakeholders. The remuneration report should be the responsibility of the Remuneration Committee.
Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this Committee should give a summary of its activities in the Annual Report.
Director Independence and Tenure
A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest. A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders. We will consider voting against appointment of independent directors who are deemed to be non-independent.
At the same time, it is essential that a company should attract and retain strong, experienced and knowledgeable board members able to contribute to its direction and success. Companies could consider re-appointing long servicing independent directors as non-executive directors or board advisors. To allow for periodic board refreshment, we would encourage companies to articulate their approach on term limits and retirement age, and insofar as exceptions arise, to explain why this should be warranted given the board’s composition and the individual director’s contribution. We also encourage boards to regularly conduct board evaluations, with a self-assessment at least annually and an evaluation facilitated by third party every three years.
In determining our vote, we will always consider independence and tenure issues on a case-by-case basis, taking into account any exceptional individual circumstances.
Multiple Directorships
To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold up to six directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.

For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.
Meeting Attendance
Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.
Directors’ Liability
In certain markets, shareholders may be asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.
JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.
Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.
4. Remuneration
Key Principles
The key purpose of remuneration is to attract, retain and reward executives who are fundamental to the long-term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be clear, transparent, simple to understand for both executives and investors and fully disclosed to shareholders . At a senior executive level, remuneration should contain both a fixed element - set by reference to the external market - and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.
Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Pay should be aligned to the long-term success of the business and the returns achieved by shareholders, and due consideration should be given to claw-back arrangements, to avoid payment for failure. Remuneration committees should use the discretion afforded to them by shareholders to ensure that pay awards properly reflect the business performance achieved.
We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.
We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board. At the same time, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).
Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation
We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages, and we recommend that bonuses be benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and deferred shares. Claw-back arrangements should be a feature of any variable compensation scheme.
For the long-term component of variable compensation schemes, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria, which reflect the company’s long-term strategy and objectives over an appropriate time horizon. There should be no award for below-median performance, and awards for at- median performance should be modest at best. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.
We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.
All incentive plans should be clearly explained and disclosed to shareholders, and, ideally, put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.
To ensure that incentive plans operate in a way that benefits both employees and shareholders, we expect a limit on the level of dilution that can occur, and an upper performance cap or appropriate tapering arrangements for individual awards.
We will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We will vote against remuneration awards which we deem to be excessive, or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria used are considered to be challenging, and how they align the interests of recipients with the long-term interests of shareholders.
Pension Arrangements
Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.
Non-Executive Director Remuneration
The role of the non-executive director is to monitor the strategy, performance and remuneration of executives and to protect the interests of shareholders. Non-executive directors should receive sufficient remuneration to attract and retain suitably qualified individuals and encourage them to undertake their role diligently.
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non- executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board. In the event that such remuneration schemes or payments are proposed, we will vote against these proposals.
5. Auditors
Auditor Independence
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. We will vote against the appointment or re-appointment of auditors who are not perceived as independent, or where there has been an unambiguous audit failure. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.
Auditor Rotation
In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.
Auditor Remuneration
We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services.
Full details of all non-audit work should be disclosed. If there is a lack of explanation over the nature of non-audit services, or if there is reason to believe that the nature of these services could impair the independence of the audit, we will oppose the re-appointment of the auditor.
If the quantum of non-audit fees consistently exceed audit fees, and if no explanation is given to shareholders, we will vote against the auditor remuneration resolution.
Auditor Indemnification
We are opposed to the use of shareholders’ funds to indemnify auditors.
6. Capital Management
Issue of Equity
Company law requires that shareholder approvals be obtained to increase the share capital of a company; at the same time, shareholders need to be aware of the expected levels of dilution resulting from new equity issuance. We will generally vote in favor of equity increases which enhance a company’s long-term prospects, but we will vote against issuance terms that we consider excessively dilutive.
We believe strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).
As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals (including the rei-issuance of repurchased shares if any) should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.
We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.
When seeking shareholder approval for a general mandate, we would urge a company to provide the following details:
•An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,
•Details of placements made under the general mandate during the preceding three years,
•Details of alternative methods of financing that may have been considered by the board.
JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.

Debt Issuance
JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defense.
Share Repurchase Programs
JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for re-issuance at a later date.
7. Mergers, Acquisitions and Related Party Transactions
Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross- border mergers, where certain clients may not be able to hold the resultant security in portfolios.
JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties– see below– we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.
Related Party Transactions
Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.
According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution.
If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.
We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.
For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.
8. Voting Rights
Voting rights are the defining feature of equity ownership, and effective corporate governance depends on the willingness and ability of shareholders to exercise their votes. As a matter of principle, we believe that one share should equal one vote, and we are opposed to mechanisms that skew voting rights in favor of founder shareholders or other privileged groups. Unfortunately, the “one share, one vote” principle has been eroded in recent years, as regulators have permitted the listing of companies with weighted voting rights and other dual class features. This has reduced the ability of minority shareholders in these companies to use their voting power to hold their managements or controlling shareholders fully to account, in view of the lack of proportionality that unequal voting structures confer.

To provide protection for minority investors, we believe that companies with dual class structures should review these control features on a regular basis and seek periodic shareholder approvals. This should give those shareholders not enjoying such voting privileges the opportunity to affirm these structures, or to establish mechanisms, such as sunset clauses, which can phase out these unequal advantages after a prescribed period of time.
Independent directors, unaffiliated to controlling shareholders, should recognize their obligation to represent all shareholders equally, irrespective of the skew in voting rights. We will vote against the re-election of independent directors if valid concerns arise that the interests of minority shareholders are being compromised by the actions of controlling shareholders, enjoying disproportionate voting rights.
Elsewhere, while certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing managements.
9. Environmental and Social Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•capital deployment of the company;
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
10. Shareholder Resolutions
In a number of jurisdictions, shareholders have the right to submit proposals at shareholder meetings, providing eligibility and other requirements have been met. Such proposals can be wide ranging, and may include: governance reforms, capital management issues, and disclosures surrounding environmental and social risks.
When assessing shareholder proposals, we review each resolution on its merits. Our sole criteria of support is: does this proposal enhance shareholder rights; and is this proposal in the long-term interests of all shareholders? Where we are convinced the proposal meets these objective, it will receive our vote in support. However, we will not support proposals which are frivolous or supportive of a narrow activist agenda; nor will we support those which are unduly constraining on managements, or are already in managements’ remit.
Where a proposal is focused on an issue that needs to be addressed, we would expect the board and management to demonstrate that company will comply with the resolution within a reasonable time-frame. But where the company fails to respond sufficiently or with the appropriate sense of urgency, we may vote against the re-election of one or more directors at subsequent meetings.
11. Other Corporate Governance Matters
Amendments to Articles of Association
These proposals can vary from routine changes to reflect regulatory change to significant changes that can substantially alter the governance of a company. We will review these proposals on a case by case basis, and will support those proposals that we believe are in the best interests of shareholders.
Anti-takeover Devices
Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.
We are fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.
We will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions
Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.
Any amendments to a company’s Articles of Association, for example, should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.
Charitable Donations
Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.
Political Donations
We do not support the use of shareholder funds for political purposes.
Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
J.P. Morgan Asset Management Asia ex-Japan Proxy Committee.
April 1, 2022
D.
Japan
Basic Policy on Corporate Governance
JPMorgan Asset Management (Japan) Ltd fully endorses the 2020 revision of the Japanese version of the Stewardship Code and, we have disclosed the steps we follow with regard to the principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors.
We also positively evaluate the Corporate Governance Code introduced in June 2015, which we believe serves to further enhance corporate governance in Japan.
J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.
1. Purpose of proxy voting
JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the medium to long-term.
2. Proxy voting principles
•We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.
•In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.
•We look to an enhancement of corporate value over the medium to long-term and sustained growth of the company concerned through our proxy voting.

•We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing medium to long-term investment returns for our clients. Therefore, we ask companies to be open and responsive when we seek to have investor engagements.
•If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.
1st April 2022
JPMorgan Asset Management (Japan) Ltd.
Japan Proxy Committee
Voting Guidelines
1. Distribution of income/Dividends and share buybacks
As investors, we are seeking sustainable earnings growth over the medium to long-term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.
As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.
Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.
The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.
If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re- election of directors, in cases where the above conditions are not met.
In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.
When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.
Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal. We will, however, support an amendment to allow distribution of income by way of board resolution if it is clear that under normal circumstances the income allocation proposal will be presented to the annual general meeting and is thus a measure to allow the company to make distributions in exceptional circumstances.
2. Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.
In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti- hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.
Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.
Length of tenure
We will take the length of tenure into consideration when a director is subject to re-election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.
Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.
External Directors on the Board of Directors
We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company and act effectively. Therefore, unless majority of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.
Composition of the Board of Directors
We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. The board has a responsibility to reflect the interest of all the company’s stakeholders, such as its clients, employees and investors.
Thus, consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality, seniority or length of tenure on the board of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members.
We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. We thus seek to deepen our understanding of the board structure through our engagement with companies, and we will also convey our message through our vote for or against the election of directors, where we believe our vote can contribute towards enhancing corporate value on the issues noted above. In principle, if there is no female representation on the board, we will vote against the election of the representative directors, such as the president of the company.
We also expect companies to consider and address diversity in its widest sense, both at the board level and throughout the business such as the senior management tier.
Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external director.
•Was or is employed at an affiliate company

•Was or is employed at a large shareholder or major business partner
•Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
•Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
•An external director whose tenure exceeds 10 years.
•Any other candidate who also appears subject to a conflict of interest will be opposed.
These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.
We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.
Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.
Election of Statutory Auditors
We will generally support the election of statutory auditors, though we will oppose candidates for external statutory auditor based on our criteria for independence described in the following section. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities. Also, we will not support the re-election of external statutory auditors whose attendance at board meetings falls below 75%.
Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; and in general will oppose their election as an external statutory auditor.
•Was or is employed at an affiliate company
•Was or is employed at a large shareholder or major business partner
•Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists
•Was or is employed at a company in which the investee company holds shares (cross shareholdings of equity)
•An external statutory auditor whose tenure exceeds 10 years.
•Any other candidate who also appears subject to a conflict of interest will be opposed. These criteria apply equally to candidates for alternate external statutory auditors.
3. Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. We expect the director remuneration process to be transparent and support the disclosure of individual director remuneration. We believe that director remuneration is best determined following advice from a remuneration committee independent of management; we do not support the process whereby the board gives the representative director discretion to determine the remuneration of individual directors. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.
We expect companies to have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long-term incentives) compensation. The fixed component should reflect practices in the industry and also be consistent with the wider policies on employee pay. The variable element should be linked to performance and be designed in a manner to reward performance. We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided. We support the introduction of clawback or malus clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re- election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.
Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.
AMJ will vote against:
•Golden parachutes
•Retirement bonus payments to external directors and external statutory auditors.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re- election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.
Stock Options and Equity Remuneration Plans
In terms of alignment with the interest of shareholders, we believe it is meaningful for directors and employees to hold the company stock and welcome the award of stock options and equity compensation. Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants.
We will vote against the proposal in the following cases
1.
The terms of the stock option or equity remuneration plan are unclear or not fully disclosed. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award.
2.
In general, we will not support a proposal where the dilution from existing schemes and the new program requiring annual general meeting approval exceeds 10%.
3.
Transaction bonuses, or other retrospective ex-gratia payments, should not be made
4.
We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.
5.
External directors and statutory auditors (both internal and external), as well as third parties such as clients should not be participants in stock option schemes.
6.
Equity remuneration for external directors and statutory auditors (both internal and external) should not be linked to performance. Nor should third parties receive equity.
4. Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.
Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.
We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

5. Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.
6. Efforts to improve capital efficiency
We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.
7. Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti-social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.
AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.
8. Cross-shareholdings
This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.
We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.
9. Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti-hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.
In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

10. Capital Structure Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising. Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.
Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.
When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.
If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.
Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.
Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.
11. Mergers/Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.
12. Virtual Only Annual General Meeting
As annual general meetings (AGMs) should be fair, constructive, and open to dialogue between the management of the company and shareholders, in principle, we support the holding of a hybrid virtual annual general meetings. However, we have concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting, so we think that such a meeting should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.
13. Social and Environmental Issues
We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.
With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following—
Issuer Considerations
•Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•capital deployment of the company
•cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs
•corporate behavior of the company, including whether senior management is incentivized for long-term returns
•demonstrated capabilities of the company, its strategic planning process, and past performance
•current level of disclosure of the company and consistency of disclosure across its industry
•whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework
Proposal Considerations
•would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•does the proposal create the potential for unintended consequences such as a competitive disadvantage.
In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.
An engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities in which the company operates, thus delivering shareholder returns. JPMAM will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, where such disclosure is deemed inadequate.
We expect engaged Boards to provide oversight of Human Capital Management (HCM); a company’s management of its workforce including human resources policies including code of conduct, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record, and health and safety. JPMAM will vote case by case on shareholder resolutions seeking disclosure of HCM. JPMAM will generally vote against shareholder proposals seeking HCM information which is considered confidential or sensitive information by the Board.
14. Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.
There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.
15. Shareholder proposals
When deciding how we will vote a shareholder proposal, we scrutinise every item on a case-by-case basis, based on our judgment of what serves to enhance corporate value over the medium to long-term, keeping in mind the best economic interests of our clients.

Loomis, Sayles & Company, L.P.
Proxy Voting Policies and Procedures
1. GENERAL
A. Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B. General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.
4. Abstention and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:
•The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.
•The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
•Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.
•The client so directs Loomis Sayles.
•The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control .
5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.
C. Proxy Committee.
1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2.
Duties. The Proxy Committee’s specific responsibilities include the following:
a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b.
overseeing the proxy voting process, including:
(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c.
engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i)
determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,(c)the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles,
(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3.
Standards.
a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
D. Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the Firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E. Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2.
PROXY VOTING
A. Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B. Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B.
Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B.
Vote against nominees that are CFOs of the subject company and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if less than two- thirds of the board would be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the position of CEO and chairman are not held by separate individuals. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.
C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.
When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Vote for a director nominee that is a chair or chief executive officer that sits on fewer than three company boards. Vote against a director nominee that is a chair or chief executive officer that sits on three or more company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C. Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.

B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.
C.
Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
D.
Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.
Vote against proposals to link all executive or director variable compensation to performance goals.
D.
Vote for an annual review of executive compensation.

E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.
B.
Vote against proposals to make all stock options performance based.
C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.
Vote for proposals that request expensing of stock options.
E. Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

F.  Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.
Change in Control - Will the transaction result in a change in control of the company?
C.
Bankruptcy– Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.
Potential Conflicts of Interest– For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.
Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.
Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.  Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.

B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.
B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.
B.
Vote, on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H.  Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

I.  General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.  Mutual Fund Matters
Election of Mutual Fund Trustees: Vote for nominees who oversee fewer than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.
Mutual Fund Investment Advisory Agreements: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

LSV ASSET MANAGEMENT
PROXY VOTING POLICY
LSV Asset Management’s (“LSV”) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to Employee Retirement Income Security Act of 1974 (“ERISA”) plan clients, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.
In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). LSV’s selection of GLC was made after careful consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines, and provides analysis of proxy issues on a case-by-case basis. Where LSV has been responsible for voting proxies for a client, LSV votes in accordance with GLC’s standard guidelines, as updated from time to time, which can be found at https://www.glasslewis.com/guidelines. For new clients who wish to make LSV responsible for voting proxies, LSV intends to vote in accordance with GLC’s climate guidelines, as updated from time to time, which are described by GLC at https://www.glasslewis.com/climate-policy, and which may be obtained from LSV and applied to existing clients’ accounts upon request. LSV describes available GLC guidelines to clients on at least an annual basis. Those guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations under applicable guidelines (“pre-population”); and (2) automatically submit the client’s votes to be counted (“automated voting”). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and that of its clients, or between clients’ interests due to each client’s objectives. In such situations, LSV will continue to vote the proxies in accordance with the recommendations of GLC based on each client’s applicable guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.

LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a copy of their respective guidelines and a summary of other available options on an annual basis and may elect to change their guidelines at any time. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping.
LSV will retain:
1.
Copies of its proxy voting policies and procedures.
2.
A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.
A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.
A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
5.
A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles. Voting in favor of effective disclosure and governance of ESG issues is incorporated into GLC’s standard guidelines, as well as a supplement GLC maintains for shareholder initiatives. GLC’s climate guidelines are substantially similar, but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets. Through utilizing these GLC guidelines, LSV incorporates ESG issues into its proxy voting decision-making processes. Further, through GLC, LSV is able to offer ESG-focused guidelines that include an additional level of analysis on behalf of clients seeking to vote to encourage company actions that are consistent with widely-accepted enhanced ESG practices.

Putnam Investments
Summary of Proxy Voting Guidelines and Procedures
Many of Putnam’s investment management clients (other than the Putnam Funds) have delegated to Putnam the authority to vote proxies for shares held in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance, and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight of management by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy-voting authority in accordance with its fiduciary obligations and applicable law.
Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits. In order to implement these objectives, Putnam has adopted a set of procedures and guidelines which are summarized below. The guidelines and procedures cover all accounts for which Putnam has proxy voting authority. Putnam does not have voting authority for the Putnam Funds, which maintain their own separate proxy procedures and guidelines. Similarly, other clients may from time to time elect to vote their own proxies by retaining the right to vote all proxies in the investment management agreement rather than giving Putnam authority to do so.
Procedures
Putnam has a Proxy Committee composed of senior investment professionals. The Proxy Committee is responsible for setting general policy as to proxy voting. The Committee reviews procedures and the guidelines annually, approves any amendments considered to be advisable and considers special proxy issues as they may from time to time arise. The proxy guidelines and procedures are administered through a proxy-voting manager in Putnam’s Compliance Department. Under the supervision of senior members of the Compliance Department, the Proxy Manager:
•coordinates the Proxy Committee’s review of any new or unusual proxy issues,
•manages the process of referring issues to portfolio managers for voting instructions,
•oversees the work of any third-party vendor hired to process proxy votes,
•coordinates responses to investment professionals’ questions on proxy issues and proxy policies,
•maintains required records of proxy votes on behalf of the appropriate Putnam client accounts, and
•prepares and distributes reports required by Putnam clients.
Putnam has engaged a third-party service, Glass Lewis & Co. (“Glass Lewis”), to process proxy votes for its client accounts. Although Glass Lewis may supply proxy related research to Putnam, Glass Lewis does not make any decisions on how to vote client proxies.
Proxy Voting Guidelines
Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes normally to be cast in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. The Guidelines are summarized below.
In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will normally vote all proxies in accordance with the Guidelines except in limited circumstances, such as when client securities are on loan under a securities lending arrangement. However, if the portfolio managers of client accounts holding the relevant stock believe that following the Guidelines in a specific case would not be in clients’ best interests, they may request that the Proxy Manager not follow the Guidelines in that case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review the request with a senior member of the Legal and Compliance Division and with the Proxy Committee or its Chair prior to implementing it.

Some clients wish to have Putnam vote proxies under proxy guidelines which vary from the Guidelines or may wish to direct Putnam’s vote on a particular matter. There may be legal limits on a client’s ability to direct Putnam as to proxy voting and on Putnam’s ability to follow such instructions. Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the portfolio management team involved and the Legal and Compliance Division.
Putnam may vote any referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Manager will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them if they so choose. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam, the items will be referred to the largest holder who is not a member of the GAA team.
Conflicts of Interest
A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal and in the best interests of our clients. In order to guard against conflicts, Putnam has adopted a number of procedures designed to ensure that the proxy voting process is insulated from these conflicts. For example, the Proxy Committee is composed solely of professionals in Putnam’s Investment Division, while proxy administration is in the Legal and Compliance Division. Neither the Investment Division nor the Legal and Compliance Division reports to Putnam’s marketing businesses. In addition, there are limits on the ability of Putnam employees who are not investment professionals to contact portfolio managers voting proxies. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and affirm that any potential personal conflicts of interest have been disclosed to the Compliance Division. In addition, the Proxy Manager reviews all known Putnam business relationships with companies that have voting items referred to any portfolio management team to consider any potential conflicts and, where appropriate, ensures that potential conflicts are documented and appropriately escalated.
The Guidelines may only be overridden with the written recommendation of the Investment Division, approval of the Proxy Committee or its Chair, and concurrence of the Legal and Compliance Division.
Summary of Proxy Voting Guidelines
The Guidelines summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The summary below does not address all topics covered by the Guidelines and is qualified by reference to the actual procedures and Guidelines, which are available to clients from Putnam on request.
The Guidelines focus on board governance issues. Normally, if a board meets current best practices such as the maintenance of a majority of independent directors and the independence of key committees such as audit, compensation and nomination, Putnam will support the board’s proposals. Boards which do not meet these standards will have their proposals subjected to higher scrutiny. There are a number of exceptions to this approach. With respect to some major business transactions such as mergers, proposals will be reviewed on a case by case basis. In a number of areas, such as the introduction of anti-takeover devices, the Guidelines will normally provide for voting against the introduction of anti-takeover devices whether or not supported by an independent board. The central provisions of the Guidelines are set forth below:
Board of Directors
Proxies will normally be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except that Putnam will withhold votes for the entire board of directors if
•The board does not have a majority of independent directors;
•The board does not have nominating, audit and compensation committees composed solely of independent directors; or
•The board has more than nineteen members or fewer than five members, absent special circumstances.
Putnam will withhold votes from incumbent nominees to the board if
•The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the votes actually cast on the matter at its previous two annual meetings, or

•The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.
If the board does not meet these standards Putnam may refer items that would normally be supported for case by case review. Putnam may withhold votes for directors under other circumstances such as when a director who is considered an independent director by the company receives compensation from the company other than for service as a director (such as investment banking, consulting, legal or financial advisory fees) or when a director attends less than 75% of board and committee meetings (Putnam may refrain from voting against/withholding on a case-by-case basis if a valid reason for the absences exists such as illness, personal emergency, potential conflict of interest, etc.). In addition, Putnam will withhold votes:
•for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (these arrangements are commonly referred to as “interlocking directorates”); and
•Putnam will vote on a case-by-case basis for any nominee who serves on more than five (5) public company boards (boards of affiliated registered investment companies and other similar entities such as UCITS are counted as one board), except where Putnam would otherwise be withholding votes for the entire board of directors.
•Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.
Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee of a company if:
•there are no women on the board, or
•in the case of a board of ten members or more, there are fewer than two women on the board.
•Putnam will vote against the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity.
Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Putnam believes that independent boards generally are committed to good corporate governance practices and, by providing objective independent judgment, enhance shareholder value. Putnam may withhold votes on a case by case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.
Putnam will normally vote on a case-by-case basis in contested elections of directors.
Executive Compensation
Putnam will normally vote on a case by case basis on proposals relating to executive compensation. However, where the board of directors meets appropriate independence standards, Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans). Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans). Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%. Putnam may review plans on a case by case basis where average annual dilution cannot be calculated. Whatever the composition of the board, Putnam will review proposals to reprice options on a case by case basis if specific criteria are met. Putnam will vote against stock option plans that permit replacing or repricing of underwater options and will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price. Putnam will also vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.

Putnam may vote against executive compensation proposals on a case by case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or where Putnam would otherwise be withholding votes for the entire board of directors. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board. Additionally, Putnam will generally vote in favor of the annual presentation of advisory votes on executive compensation (“say on pay”). Putnam will generally vote for advisory votes on executive compensation but will generally vote against an advisory vote if the company fails to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service provider.
Acquisitions, Mergers and Similar Transactions
Putnam will normally evaluate business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, on a case by case basis. Putnam will vote on a case by case basis on proposals seeking to change a company’s state of incorporation.
Anti-Takeover Provisions
Putnam will normally vote against proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock (except for REITs, where measures will be voted on a case-by-case basis) and the creation of a separate class of stock with disparate voting rights. However, Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present (appropriate de-clawed language will include cases where the company states that it will not use preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.). Additionally, Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”) and on proposals to adopt fair price provisions. Putnam will normally oppose classified boards except in special circumstances where having such a board would be in shareholders’ best interests.
Shareholder Proposals, including on Environmental & Social Issues
Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically, Putnam will normally vote in accordance with the recommendation of the company’s board of directors on shareholder proposals unless the proposal reflects specific policies enumerated in the Guidelines. For example, Putnam will normally vote in favor of shareholder proposals to declassify a company’s board, require shareholder approval of shareholder rights plans. Additionally, Putnam will normally support proposals requiring the Chairman’s position be filled by an independent director, unless the board has an independent lead-director and Putnam is supporting the nominees for director, in which case Putnam will vote on a case-by-case basis.
Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.
Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.
Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company’s current level of disclosure, (iii) the company’s level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.
Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third party evaluations of ESG performance.

Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where a third-party proxy service provider has identified one or more reasons to warrant a vote FOR.
Non-U.S. Companies
Putnam recognizes that the laws governing non-U.S. issuers will vary significantly from U.S. law and from jurisdiction to jurisdiction. It may not be possible or even advisable to apply the Guidelines mechanically to non-U.S. issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will seek to vote proxies of non-U.S. issuers in accordance with the Guidelines where applicable.
Many non-U.S. jurisdictions impose significant burdens on voting proxies. For example, some jurisdictions require that shares must be frozen for specified periods of time to vote via proxy (“share blocking”) or that shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and then reregistered back. In addition, other practical administrative challenges, such as late receipt of ballots and other information, often impact Putnam’s normal voting process.
Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non-contested routine meeting. More specifically, Putnam will normally not vote shares in non-U.S. jurisdictions imposing burdensome proxy voting requirements, except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers. Putnam maintains additional policies for specific non-U.S. markets.
In rare cases, Putnam’s voting rights may also be directly limited by non-U.S. law. For example, some countries limit aggregate foreign ownership of companies in particular industries (such as aviation or energy) due to economic or security concerns. Where this limit is exceeded, shares held by foreign investors, including Putnam, may not carry voting rights.
More Information
Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility. This may happen when the custodian makes an error or the client has not established robust custodial proxy voting services. Putnam also does not recall shares on loan to vote proxies.
Putnam may also determine to waive its voting rights or to enter into a voting agreement in connection with some specific equity investments, including privately placed securities. In these situations, the voting policy described above will not apply.

PART C
OTHER INFORMATION
Item 28.
Exhibits
(a)	(1)
Articles of Amendment and Restatement dated March 16, 2011 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed on April 25, 2011 (File
No. 2-75503).

(a)	(2)
Articles of Amendment dated May 1, 2011 and Articles Supplementary dated April 18, 2011 are incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement
filed on June 8, 2011 (File No. 2-75503).

(a)	(3)
Articles of Amendment dated July 1, 2011 and Articles Supplementary dated July 2, 2011 are incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on
July 19, 2011 (File No. 2-75503).

(a)	(4)	Articles Supplementary dated July 24, 2012 are incorporated by reference to Registrant’s Post-Effective Amendment No. 128 to the Registration Statement filed on August 16, 2012 (File No. 2-75503).
(a)	(5)	Articles Supplementary dated September 12, 2012 are incorporated by reference to Registrant’s Post- Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).
(a)	(6)	Articles of Amendment dated September 24, 2012 are incorporated by reference to Registrant’s Post- Effective Amendment No. 129 filed on October 30, 2012 (File No. 2-75503).
(a)	(7)	Articles Supplementary dated May 1, 2013 are incorporated by reference to Registrant's Post-Effective Amendment No. 131 filed on April 26, 2013 (File No. 2-75503).
(a)	(8)	Articles Supplementary January 14, 2013 are incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(9)	Articles of Amendment dated September 1, 2013 are incorporated by reference to Registrant's Post- Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(10)	Articles Supplementary dated December 20, 2013 are incorporated by reference to Registrant's Post- Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).
(a)	(11)	Articles Supplementary dated May 1, 2015 are incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).
(a)	(12)	Articles Supplementary dated June 19, 2015 are incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503).
(a)	(13)
Articles of Amendment dated April 29, 2016 and Articles Supplementary dated August 28, 2015;
December 17, 2015; April 12, 2016 and April 28, 2016 are incorporated by reference to Registrant’s Post-
Effective Amendment No. 142 filed on April 28, 2016 (File No. 2-75503).

(a)	(14)
Articles of Amendment dated October 14, 2016; April 10, 2017 and May 1, 2017 and Articles
Supplementary dated July 27, 2016 and October 17, 2016 are incorporated by reference to Registrant’s
Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(a)	(15)	Articles Supplementary dated December 29, 2017 are incorporated by reference to Registrant's Post- Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).
(a)	(16)
Articles of Amendment dated July 17, 2017; September 29, 2017 and April 27, 2018 and Articles
Supplementary dated June 30, 2017 and July 14, 2017 are incorporated by reference to Registrant's Post-
Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(a)	(17)	Articles Supplementary dated May 17, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(a)	(18)
Articles of Amendment dated August 24, 2018 and Articles Supplementary dated May 1, 2014 and
September 10, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(a)	(19)
Articles Supplementary dated December 3, 2018; December 21, 2018; April 12, 2019 and May 1, 2019 are
incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File
No. 2-75503).

(a)	(20)
Articles of Amendment dated July 1, 2019; Articles Supplementary dated August 20, 2019; and Articles of
Amendment and Articles Supplementary dated October 25, 2019 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(a)	(21)	Articles Supplementary dated February 26, 2020 and May 1, 2020 are incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(a)	(22)	Articles Supplementary dated July 8, 2020 are incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).
(a)	(23)
Articles Supplementary dated September 30, 2020; Articles Supplementary dated October 21, 2020;
Articles of Amendment dated October 23, 2020; and Articles Supplementary dated December 30, 2020 are incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File
No. 2-75503).

(a)	(24)	Articles Supplementary dated September 17, 2021 are incorporated by reference to Registrant’s Post- Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(a)	(25)	Articles of Amendment dated August 1, 2022 are filed herewith.
(b)	Amended and Restated Bylaws are filed herewith.
(c)	Not Applicable.
(d)	(1)	(a)
Amended and Restated Investment Advisory Agreement with Great-West Capital Management, LLC dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(d)	(1)	(b)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(d)	(1)	(c)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(1)	(d)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(1)	(e)
Amendments to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated August 1, 2017 and August 24, 2018 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(1)	(f)
Amendments to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated July 17, 2017, January 11, 2019 and March 15, 2019 are incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-
75503).

(d)	(1)	(g)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(d)	(1)	(h)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated April 29, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(d)	(1)	(i)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(d)	(1)	(j)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated October 23, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).

(d)	(1)	(k)
Amendment to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated July 9, 2021 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 175 filed on August 27, 2021 (File No. 2-75503).

(d)	(1)	(l)
Amendments to Amended and Restated Investment Advisory Agreement with Great-West Capital
Management, LLC dated March 7, 2022 and April 29, 2022 are incorporated by reference to
Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(d)	(2)
Sub-Advisory Agreement with Amundi Asset Management US, Inc. dated July 3, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 147 filed on September 22, 2017 (File No.
2-75503).

(d)	(3)	(a)	Sub-Advisory Agreement with Ariel Investments, LLC dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2- 75503).
(d)	(3)	(b)
Amendment to Sub-Advisory Agreement with Ariel Investments, LLC dated July 1, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on August 27, 2021
(File No. 2-75503).

(d)	(4)		Sub-Advisory Agreement with BlueBay Asset Management, LLP dated July 9, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on August 27, 2021 (File No. 2- 75503).
(d)	(5)	(a)
Sub-Advisory Agreement with Franklin Templeton Institutional, LLC dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018
(File No. 2-75503).

(d)	(5)	(b)
Amendment to Sub-Advisory Agreement with Franklin Templeton Institutional, LLC dated May 17,
2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21,
2018 (File No. 2-75503).

(d)	(5)	(c)
Amendment to Sub-Advisory Agreement with Franklin Templeton Institutional, LLC dated July 1,
2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on
August 27, 2021 (File No. 2-75503).

(d)	(6)	(a)
Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014
(File No. 2-75503).

(d)	(6)	(b)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(d)	(6)	(c)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated May 17,
2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21,
2018 (File No. 2-75503).

(d)	(6)	(d)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
January 1, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(d)	(6)	(e)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated May 1,
2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29,
2020 (File No. 2-75503).

(d)	(6)	(f)
Amendment to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated June 28,
2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on
August 27, 2021 (File No. 2-75503).

(d)	(6)	(g)
Amendments to Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P. dated
June 28, 2021, July 9, 2021 and December 2021 are incorporated by reference to Registrant’s Post-
Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(d)	(7)
Sub-Advisory Agreement with Hotchkis & Wiley Capital Management, LLC dated October 1, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021
(File No. 2-75503).

(d)	(8)
Amended and Restated Sub-Advisory Agreement with Irish Life Investment Managers Limited dated
May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on
June 21, 2018 (File No. 2-75503).

(d)	(9)
Sub-Advisory Agreement with Insight North America, LLC dated September 1, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-
75503).

(d)	(10)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (Great-West Large Cap
Growth Fund) dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective
Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(11)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (Great-West International
Growth Fund) dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(12)
Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (Great-West Core Strategies:
U.S. Equity Fund) dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(13)
Sub-Advisory Agreement with Lazard Asset Management, LLC dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No.
2-75503).

(d)	(14)	(a)
Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Multi-Sector Bond Fund and
Great-West Loomis Sayles Small Cap Value Fund) dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-
75503).

(d)	(14)	(b)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (removed Great-West
Multi-Sector Bond Fund) dated August 24, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(14)	(c)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Small Cap
Value Fund) dated October 23, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).

(d)	(15)	(a)
Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (Great-West Core Strategies: Flexible Bond
Fund and Great-West Core Strategies: U.S. Equity Fund) dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-
75503).

(d)	(15)	(b)
Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (added Great-West Multi-
Sector Bond Fund) dated August 24, 2018 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(d)	(15)	(c)	Amendment to Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. dated April 21, 2022 is filed herewith.
(d)	(16)	(a)	Sub-Advisory Agreement with Lord, Abbett & Co. LLC dated July 31, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 139 filed on September 8, 2015 (File No. 2- 75503).
(d)	(16)	(b)
Amendment to Sub-Advisory Agreement with Lord, Abbett & Co. LLC dated July 1, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on August 27, 2021
(File No. 2-75503).

(d)	(17)	(a)	Sub-Advisory Agreement with LSV Asset Management dated April 27, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2- 75503).
(d)	(17)	(b)
Amendment to Sub-Advisory Agreement with LSV Asset Management dated May 17, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018
(File No. 2-75503).

(d)	(18)	(a)
Sub-Advisory Agreement with Massachusetts Financial Services Company dated December 5, 2013 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014
(File No. 2-75503).

(d)	(18)	(b)
Amendment to Sub-Advisory Agreement with Massachusetts Financial Services Company dated
April 27, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).

(d)	(19)
Sub-Advisory Agreement with Newfleet Asset Management, LLC dated August 24, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 24, 2018
(File No. 2-75503).

(d)	(20)
Sub-Advisory Agreement with Peregrine Capital Management, LLC dated July 29, 2016 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017
(File No. 2-75503).

(d)	(21)	(a)
Sub-Advisory Agreement with Putnam Investment Management, LLC (Great-West Putnam
Equity Income Fund and Great-West Putnam High Yield Bond Fund) dated March 3, 2014 is incorporated by reference to Registrant's Post-Effective Amendment No. 133 filed on April 30, 2014
(File No. 2-75503).

(d)	(21)	(b)
Amendment to Sub-Advisory Agreement with Putnam Investment Management, LLC (Great-West
Putnam Equity Income Fund and Great-West Putnam High Yield Bond Fund) dated October 1, 2015 is incorporated by reference to Registrant's Post-Effective Amendment No. 142 filed on April 29, 2016
(File No. 2-75503).

(d)	(21)	(c)
Amendment to Sub-Advisory Agreement with Putnam Investment Management, LLC (removed
Great-West Putnam Equity Income Fund) dated October 25, 2019 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(d)	(22)	(a)
Sub-Advisory Agreement with Putnam Investment Management, LLC (Great-West Core Strategies:
U.S. Equity Fund) dated May 13, 2018 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(d)	(22)	(b)
Amendment to Sub-Advisory Agreement with Putnam Investment Management, LLC (added Great-
West Large Cap Value Fund) dated October 25, 2019 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(d)	(23)	(a)
Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (Great-West T. Rowe Price
Equity Income Fund) dated December 5, 2013 is incorporated by reference to Registrant's Post-
Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(d)	(23)	(b)
Amendment to the Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (Great-West T. Rowe
Price Equity Income Fund) dated October 1, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(d)	(23)	(c)
Amendment to Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (Great-West Large Cap
Value Fund) dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 168 filed on October 11, 2019 (File No. 2-75503).

(d)	(24)
Sub-Advisory Agreement with T. Rowe Price Investment Management, Inc. and Amendment to Sub-
Advisory Agreement with T. Rowe Price Investment Management, Inc. dated March 7, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022
(File No. 2-75503).

(d)	(25)
Sub-Advisory Agreement with UBS Asset Management (Americas), Ltd. dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18,
2017 (File No. 2-75503).

(d)	(26)
Sub-Advisory Agreement with Wellington Management Company, LLP dated April 10, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017
(File No. 2-75503).

(e)	(1)	(a)	Principal Underwriting Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to its Registration Statement filed on April 28, 2006 (File No. 2-75503).
(e)	(1)	(b)	Amendment to Principal Underwriting Agreement dated April 30, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).
(e)	(1)	(c)	Amendment to Principal Underwriting Agreement dated August 11, 2009 is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-75503).
(e)	(1)	(d)
Amendment to Principal Underwriting Agreement dated December 31, 2010 is incorporated by reference to Post-Effective Amendment No. 108 to its Registration Statement filed on December 30,
2010 (File No. 2-75503).

(e)	(1)	(e)
Amendment to Principal Underwriting Agreement dated June 8, 2011 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed on June 8, 2011
(File No. 2-75503).

(e)	(1)	(f)
Amendment to Principal Underwriting Agreement dated July 19, 2011 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19, 2011
(File No. 2-75503).

(e)	(1)	(g)	Amendment to Principal Underwriting Agreement dated September 20, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2- 75503).
(e)	(1)	(h)	Amendment to Principal Underwriting Agreement dated September 20, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012 (File No. 2- 75503).
(e)	(1)	(i)	Amendment to Principal Underwriting Agreement dated June 11, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015 (File No. 2-75503).
(e)	(1)	(j)	Amendments to Principal Underwriting Agreement dated March 9, 2016 and April 29, 2016 are incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016.
(e)	(1)	(k)	Amendment to Principal Underwriting Agreement dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(e)	(1)	(l)	Amendment to Principal Underwriting Agreement dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2- 75503).
(e)	(1)	(m)	Amendment to Principal Underwriting Agreement dated October 25, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019 (File No. 2- 75503).
(e)	(1)	(n)	Amendment to Principal Underwriting Agreement dated April 21, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(e)	(1)	(o)	Amendment to Principal Underwriting Agreement dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).
(e)	(1)	(p)	Amendment to Principal Underwriting Agreement dated April 30, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(e)	(1)	(q)	Amendment to Principal Underwriting Agreement dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(e)	(2)	(a)
Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF Fund) dated
September 30, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to
its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(e)	(2)	(b)
Amendment to Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF
Fund and GWCS Funds) dated May 17, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(e)	(2)	(c)
Amendment to Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF
Fund and GWCS Funds) dated September 10, 2018 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(e)	(2)	(d)
Amendment to Principal Underwriting Agreement (Great-West SecureFoundation® Balanced ETF
Fund and GWCS Funds) dated April 21, 2020 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(e)	(3)		Form of Service Class Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(e)	(4)		Form of Class L Services Agreement is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(e)	(5)
Form of Class A Selling and Service Agreement for the Great-West SecureFoundation® Balanced ETF
Fund is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on
April 30, 2014 (File No. 2-75503).

(f)	Not Applicable.
(g)
Foreign Custody Manager Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
Amended and Restated Custody Agreement with The Bank of New York Mellon dated July 1, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-
75503). Supplement to the Amended and Restated Custody Agreement dated December 11, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(h)	(1)	(a)
Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated November 2,
2001 is incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on March 1,
2002 (File No. 2-75503).

(h)	(1)	(b)
Global Securities Lending Supplement dated April 29, 2010 and forms of amendments to Securities
Lending Agreement and Guaranty are incorporated by reference to Registrant’s Post-Effective
Amendment No. 123 to its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)	(1)	(c)	Supplement to Securities Lending Agreement and Guaranty dated March 6, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2- 75503).
(h)	(2)	(a)
Rule 22c-2 Shareholder Information Agreement with GWFS Equities, Inc. dated April 16, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to its Registration
Statement filed on May 1, 2007 (File No. 2-75503).

(h)	(2)	(b)
SEC Rule 22c-2 Amendment to Rule 22c-2 Shareholder Information Agreement dated January 1,
2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its
Registration Statement filed on December 30, 2010 (File No. 2-75503).

(h)	(3)	(a)
Expense Limitation Agreement (Great-West SecureFoundation® Balanced ETF Fund) dated
September 30, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to
its Registration Statement filed on October 14, 2011 (File No. 2-75503).

(h)	(3)	(b)
Amendment to Expense Limitation Agreement (Great-West SecureFoundation® Balanced ETF Fund)
dated May 1, 2014 is incorporated by reference to Registrant’s Post-Effective Amendment No. 133 filed on April 30, 2014 (File No. 2-75503).

(h)	(3)	(c)
Amendment to Expense Limitation Agreement (Great-West SecureFoundation® Balanced ETF Fund)
dated June 10, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(h)	(4)	(a)
Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-
West Life & Annuity Insurance Company dated May 1, 2015 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File No. 2-75503).

(h)	(4)	(b)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated May 1, 2016 is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-
75503).

(h)	(4)	(c)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-
75503).

(h)	(4)	(d)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-
75503).

(h)	(4)	(e)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-
75503).

(h)	(4)	(f)
Amendment to Expense Limitation Agreement (GWLA Contract) regarding a fixed interest contract issued by Great-West Life & Annuity Insurance Company dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-
75503).

(h)	(5)	(a)
Expense Limitation Agreement (Core Funds) regarding expense caps dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017
(File No. 2-75503).

(h)	(5)	(b)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated January 4,
2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on
December 18, 2017 (File No. 2-75503).

(h)	(5)	(c)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated May 17,
2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21,
2018 (File No. 2-75503).

(h)	(5)	(d)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated August 1,
2017 and Fourth Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated September 10, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No.
158 filed on August 28, 2018 (File No. 2-75503).

(h)	(5)	(e)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated May 1,
2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29,
2019 (File No. 2-75503).

(h)	(5)	(f)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated January 1,
2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29,
2020 (File No. 2-75503).

(h)	(5)	(g)
Amendments to Expense Limitation Agreement (Core Funds) regarding expense caps dated
October 23, 2020 and April 30, 2021 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).

(h)	(5)	(h)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated July 9,
2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 175 filed on
August 27, 2021 (File No. 2-75503).

(h)	(5)	(i)
Amendment to Expense Limitation Agreement (Core Funds) regarding expense caps dated April 29,
2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29,
2022 (File No. 2-75503).

(h)	(6)
Expense Limitation Agreement (Great-West Government Money Market Fund) regarding an expense cap dated May 1, 2017 is incorporated by reference to Registrant’s Post-Effective Amendment No. 144 filed on April 28, 2017 (File No. 2-75503).

(h)	(7)
Amended and Restated Expense Limitation and Yield Maintenance Agreement (Great-West
Government Money Market Fund) dated April 29, 2022 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(h)	(8)	(a)
Expense Limitation Agreement (Great-West Large Cap Value Fund) regarding an expense cap dated
October 25, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 168 filed on October 11, 2019.

(h)	(8)	(b)
Amendment to Expense Limitation Agreement (Great-West Large Cap Value Fund) regarding an expense cap dated June 10, 2020 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(h)	(8)	(c)
Amendment to Expense Limitation Agreement (Great-West Large Cap Value Fund) dated April 30,
2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30,
2021 (File No. 2-75503).

(h)	(9)	(a)	Shareholder Services Agreement dated April 29, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(h)	(9)	(b)	Amendment to Shareholder Services Agreement dated April 30, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(h)	(10)
Fund of Funds Investment Agreement with American Century Capital Portfolios, Inc. dated January 19,
2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29,
2022 (File No. 2-75503).

(h)	(11)
Fund of Funds Investment Agreement with DFA Investment Dimensions Group Inc. dated January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022
(File No. 2-75503).

(h)	(12)
Fund of Funds Investment Agreement with Fidelity Salem Street Trust dated January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File
No. 2-75503).

(h)	(13)
Fund of Funds Investment Agreement with Janus Investment Fund dated January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(h)	(14)	Fund of Funds Investment Agreement with Vanguard Funds dated January 19, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(i)	(1)
Legal Opinion of Helliwell, Melrose & DeWolfe, P.A. dated March 5, 1982 is incorporated by reference to the exhibits to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on
February 28, 2000 (File No. 2-75503).

(i)	(2)
Legal Opinion with respect to the Great-West Lifetime Funds dated April 28, 2009 is incorporated by reference to Registrant’s Post-Effective Amendment No. 97 filed on April 30, 2009 (File No. 2-75503).

(i)	(3)
Legal Opinion with respect to the Great-West SecureFoundation® Balanced Fund and Great-West
SecureFoundation® Lifetime 2015, 2025, 2035, 2045 and 2055 Funds dated October 23, 2009 is incorporated by reference to Post-Effective Amendment No. 100 filed on October 29, 2009 (File No. 2-
75503).

(i)	(4)
Legal Opinions with respect to the Great-West SecureFoundation Lifetime 2020, 2030, 2040 and 2050
Funds; Great-West S&P Mid Cap 400® Index Fund and Great-West International Index Fund dated
December 28, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its
Registration Statement filed on December 30, 2010 (File No. 2-75503).

(i)	(5)
Legal Opinion with respect to the Class L shares of certain Funds dated December 28, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration Statement filed on
December 30, 2010 (File No. 2-75503).

(i)	(6)
Legal Opinion with respect to the Great-West American Century Growth Fund and Great-West Putnam
Equity Income Fund dated June 7, 2011 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 113 to the Registration Statement filed on June 8, 2011 (File No. 2-75503).

(i)	(7)
Legal Opinion with respect to the Class L shares of certain Funds dated July 15, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed on July 19,
2011 (File No. 2-75503).

(i)	(8)
Legal Opinion with respect to the Class L shares of the Great-West Putnam High Yield Bond Fund dated
September 20, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on September 21, 2011 (File No. 2-75503).

(i)	(9)
Legal Opinion with respect to the Great-West SecureFoundation® Balanced ETF Fund dated October 13,
2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 123 to its Registration
Statement filed on October 14, 2011 (File No. 2-75503).

(i)	(10)
Legal Opinion with respect to the Great-West Real Estate Index Fund dated October 19, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on October 30, 2012
(File No. 2-75503).

(i)	(11)
Legal Opinion with respect to the Institutional Class shares of certain Funds dated April 23, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 136 filed on April 30, 2015 (File
No. 2-75503).

(i)	(12)
Legal Opinion with respect to the Great-West Small Cap Growth Fund dated August 24, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 139 filed on September 8, 2015
(File No. 2-75503).

(i)	(13)
Legal Opinion with respect to the Great-West Lifetime 2020, 2030, 2040 and 2050 Funds dated April 21,
2016 is incorporated by reference to Registrant’s Post-Effective Amendment No. 142 filed on April 29,
2016 (File No. 2-75503).

(i)	(14)
Legal Opinion with respect to the Great-West Emerging Markets Equity Fund and Great-West Inflation-
Protected Securities Fund dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective
Amendment No. 148 filed on December 18, 2017 (File No. 2-75503).

(i)	(15)
Legal Opinion with respect to the Great-West Core Strategies: Flexible Bond Fund, Great-West Core
Strategies: Inflation-Protected Securities Fund, Great-West Core Strategies: International Equity Fund,
Great-West Core Strategies: Short Duration Bond Fund, and Great-West Core Strategies: U.S. Equity Fund
dated June 25, 2018 is incorporated by reference to Registrant’s Post-Effective Amendment No. 155 filed on June 21, 2018 (File No. 2-75503).

(i)	(16)
Legal Opinion with respect to the Investor Class and Class L shares of the Great-West Core Strategies:
Flexible Bond Fund, Great-West Core Strategies: Inflation-Protected Securities Fund, Great-West Core
Strategies: International Equity Fund,Great-West Core Strategies: Short Duration Bond Fund, and Great-
West Core Strategies: U.S. Equity Fund dated August 13, 2018 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(i)	(17)
Legal Opinion with respect to the Great-West Lifetime 2060 Fund, Great-West Lifetime Conservative 2060
Fund and Great-West SecureFoundation Lifetime 2060 Fund dated April 18, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(j)	(1)	Written Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm is filed herewith.
(j)	(2)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West American Century Growth Fund into the Great-West Large Cap Growth Fund dated March 9, 2016 is incorporated by reference to Post-
Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503).

(j)	(3)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Small Cap Growth Fund into the
Great-West S&P Small Cap 600 Index Fund dated March 9, 2016 is incorporated by reference to Post-
Effective Amendment No. 142 filed on April 29, 2016 (File No. 2-75503).

(j)	(4)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Lifetime 2015 Fund II, Great-
West Lifetime 2025 Fund II, Great-West Lifetime 2035 Fund II, Great-West Lifetime 2045 Fund II and
Great-West Lifetime 2055 Fund II into the Great-West Lifetime 2015 Fund III, Great-West Lifetime 2025
Fund III, Great-West Lifetime 2035 Fund III, Great-West Lifetime 2045 Fund III and Great-West Lifetime
2055 Fund III, respectively, dated April 22, 2016 is incorporated by reference to Post-Effective Amendment
No. 142 filed on April 29, 2016 (File No. 2-75503).

(j)	(5)
Tax Opinions of Vedder Price P.C. with respect to the merger of Great-West Stock Index Fund dated
July 14, 2017 into Great-West S&P 500® Index Fund are incorporated by reference to Registrant’s Post-
Effective Amendment No. 147 filed on September 22, 2017 (File No. 2-75503).

(j)	(6)
Tax Opinions of Vedder Price P.C. with respect to the merger of Great-West Aggressive Profile I Fund,
Great-West Conservative Profile I Fund, Great-West Moderate Profile I Fund, Great-West Moderately
Aggressive Profile I Fund, and Great-West Moderately Conservative Profile I Fund into Great-West
Aggressive Profile II Fund, Great-West Conservative Profile II Fund, Great-West Moderate Profile II Fund,
Great-West Moderately Aggressive Profile II Fund, and Great-West Moderately Conservative Profile II
Fund, respectively, dated July 14, 2017 are incorporated by reference to Registrant’s Post-Effective
Amendment No. 147 filed on September 22, 2017 (File No. 2-75503).

(j)	(7)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West SecureFoundation Lifetime
2015 Fund into Great-West SecureFoundation Balanced Fund dated April 12, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(j)	(8)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West T. Rowe Price Equity Income
Fund into Great-West Large Cap Value Fund dated October 25, 2019 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).

(j)	(9)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Lifetime Conservative Funds into Great-West Lifetime Funds dated August 14, 2020 is incorporated by reference to Registrant’s Post-
Effective Amendment No. 172 filed on August 28, 2020 (File No. 2-75503).

(j)	(10)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West Invesco Small Cap Value Fund into Great-West Small Cap Value Fund dated October 23, 2020 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).

(j)	(11)
Tax Opinion of Vedder Price P.C. with respect to the merger of Great-West SecureFoundation Lifetime
2020-2030 Funds into Great-West SecureFoundation Balanced Fund dated October 15, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File
No. 2-75503).

(k)	Not Applicable.
(l)	Not Applicable.
(m)	(1)		Service Class Distribution Plan Pursuant to Rule 12b-1 dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2- 75503).
(m)	(2)	(a)
Agreement Pursuant to the Class T1 Distribution Plan (Great-West Lifetime Funds) dated April 30,
2009 and Agreement Pursuant to the Class G1 Distribution Plan (Great-West SecureFoundation®
Funds) dated October 23, 2009 are incorporated by reference to Post-Effective Amendment No. 105 filed on April 30, 2010 (File No. 2-75503).

(m)	(2)	(b)
Amendment to Agreement Pursuant to the Class G1 Distribution Plan (Great-West SecureFoundation®
Funds) dated December 31, 2010 is incorporated by reference to Registrant’s Post-Effective
Amendment No. 108 to its Registration Statement filed on December 30, 2010 (File No. 2-75503).

(m)	(2)	(c)
Amendment to Agreement Pursuant to the Class T1 Distribution Plan (Great-West Lifetime Funds)
dated April 29, 2016; Amendment to Agreement Pursuant to Distribution and Service Plan renaming
T1 and G1 shares to Service Class shares dated May 1, 2017; and Amendment to Agreement Pursuant to Distribution and Service Plan dated January 11, 2019 is incorporated by reference to Registrant’s
Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).

(m)	(2)	(d)
Amendment to Agreement Pursuant to Distribution and Service Plan dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020
(File No. 2-75503).

(m)	(2)	(e)
Amendment to Agreement Pursuant to Distribution and Service Plan dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022
(File No. 2-75503).

(m)	(3)
Class L Distribution and Service Plan Pursuant to Rule 12b-1 dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-
75503).

(m)	(4)	(a)
Agreement Pursuant to the Class L Distribution and Service Plan dated December 31, 2010 is incorporated by reference to Registrant’s Post-Effective Amendment No. 108 to its Registration
Statement filed on December 30, 2010 (File No. 2-75503).

(m)	(4)	(b)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated June 8, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration
Statement filed on June 8, 2011 (File No. 2-75503).

(m)	(4)	(c)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated July 19, 2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration
Statement filed on July 19, 2011 (File No. 2-75503).

(m)	(4)	(d)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated September 20,
2011 is incorporated by reference to Registrant’s Post-Effective Amendment No. 121 filed on
September 21, 2011 (File No. 2-75503).

(m)	(4)	(e)
Amendment to Agreement Pursuant to the Class L Distribution and Service Plan dated April 11, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 126 to the Registration
Statement filed on April 27, 2012 (File No. 2-75503).

(m)	(4)	(f)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated September 20,
2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 129 filed on
October 30, 2012 (File No. 2-75503).

(m)	(4)	(g)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated June 11, 2015 is incorporated by reference to Registrant’s Post-Effective Amendment No. 138 filed on June 24, 2015
(File No. 2-75503).

(m)	(4)	(h)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated January 4, 2018 is incorporated by reference to Registrant's Post-Effective Amendment No. 148 filed on December 18,
2017 (File No. 2-75503).

(m)	(4)	(i)
Amendments to Agreement Pursuant to Class L Distribution and Service Plan dated July 14, 2017 and
September 10, 2018 are incorporated by reference to Registrant’s Post-Effective Amendment No. 158 filed on August 28, 2018 (File No. 2-75503).

(m)	(4)	(j)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated January 11, 2019 is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019
(File No. 2-75503).

(m)	(4)	(k)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated August 14, 2020 is incorporated by reference to Registrant’s Post-Effective Amendment No. 172 filed on August 28, 2020
(File No. 2-75503).

(m)	(4)	(l)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated April 30, 2021 is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021
(File No. 2-75503).

(m)	(4)	(m)
Amendment to Agreement Pursuant to Class L Distribution and Service Plan dated April 29, 2022 is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022
(File No. 2-75503).

(n)	(1)	(a)
Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (Institutional Class, Investor Class,
Investor II Class, Service Class and Class L) dated April 29, 2022 is incorporated by reference to
Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(o)	Reserved.
(p)	(1)	Code of Ethics for Amundi Pioneer Asset Management, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(2)	Code of Ethics for Ariel Investments, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(p)	(3)	Code of Ethics for BlueBay Asset Management, LLP is incorporated by reference to Registrant’s Post- Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

(p)	(4)	Code of Ethics for Franklin Templeton Institutional, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 165 filed on August 28, 2019 (File No. 2-75503).
(p)	(5)	Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 165 filed on August 28, 2019 (File No. 2-75503).
(p)	(6)	Code of Ethics for Hotchkis & Wiley Capital Management, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(p)	(7)	Code of Ethics for Insight North America, LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(8)	Code of Ethics for Irish Life Investment Managers Limited is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(p)	(9)	Code of Ethics for J.P. Morgan Investment Management Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 174 filed on April 30, 2021 (File No. 2-75503).
(p)	(10)	Code of Ethics for LSV Asset Management is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(11)	Code of Ethics for Lazard Asset Management, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(12)	Code of Ethics for Loomis, Sayles & Co., L.P. is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(13)	Code of Ethics for Lord, Abbett & Co. LLC is incorporated by reference to Registrant’s Post-Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(14)	Code of Ethics for Massachusetts Financial Services Company is incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).
(p)	(15)	Code of Ethics for Newfleet Asset Management, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(16)	Code of Ethics for Peregrine Capital Management, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 161 filed on April 29, 2019 (File No. 2-75503).
(p)	(17)	Code of Ethics for Putnam Investment Management, LLC is incorporated by reference to Registrant’s Post- Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(p)	(18)	Code of Ethics for T. Rowe Price Associates, Inc. is incorporated by reference to Registrant’s Post-Effective Amendment No. 170 filed on April 29, 2020 (File No. 2-75503).
(p)	(19)	Code of Ethics for UBS Asset Management (Americas), Ltd. is incorporated by reference to Registrant’s Post-Effective Amendment No. 147 filed on September 22, 2017 (File No. 2-75503).
(p)	(20)	Code of Ethics for Wellington Management Company, LLP is incorporated by reference to Registrant's Post-Effective Amendment No. 151 filed on April 27, 2018 (File No. 2-75503).
(p)	(21)	Code of Ethics for Great-West Capital Management, LLC, Great-West Funds, Inc., and GWFS Equities, Inc. is filed herewith.
Powers of Attorney for Ms. Klapper and Messrs. McConahey, Hillary, Hudner and Lake are incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).

Item 29.
Persons Controlled by or Under Common Control with the Fund
Not Applicable.
Item 30.
Indemnification
Registrant’s Articles of Amendment and Restatement provides as follows:
Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland.
Maryland Code, Corporations and Associations, §2-418 provides:

(a)	(1)	In this section the following words have the meanings indicated.
(2)
“Corporation” includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(3)
“Director” means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, limited liability company, other enterprise, or employee benefit plan.

	(4)	“Expenses” include attorney’s fees.
	(5)	(i)	“Official capacity” means:

(1) When used with respect to a director, the office of director in the corporation; and
(2) When used with respect to a person other than a director as contemplated in subsection (j) of this section, the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

		(ii)	“Official capacity” does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.
	(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.
	(7)	“Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.
(b)	(1)	A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:
		(i)	The act or omission of the director was material to the matter giving rise to the proceeding; and
(1) Was committed in bad faith; or (2) Was the result of active and deliberate dishonesty; or
		(ii)	The director actually received an improper personal benefit in money, property, or services; or
		(iii)	In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.
	(2)	(i)	Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.
(ii)
However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

	(3)	(i) The termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.
(ii)
The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

	(4)	A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:
(i) For a proceeding brought to enforce indemnification under this section; or
(ii)
If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

(c)
A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

(d)	Unless limited by the charter:
(1)
A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section, or in the defense of any claim, issue, or matter in the proceeding, shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding, claim, issue, or matter in which the director has been successful.

	(2)	A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:
(i)
If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

(ii)
If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper.
However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) of this section shall be limited to expenses.

	(3)	A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.
(e)	(1)
Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

	(2)	Such determination shall be made:
(i)
By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

(ii)
By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

		(iii)	By the stockholders.
(3)
Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in paragraph (2)(ii)
of this subsection for selection of such counsel.

	(4)	Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.
(f)	(1)
Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

		(i)	A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and
		(ii)	A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.
(2)
The undertaking required by paragraph (1)(ii) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

	(3)	Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e)(2) of this section.
(g)
The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(h)
This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

(i)	For purposes of this section:
(1)
The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan;

	(2)	Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and
(3)
Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

(j)	Unless limited by the charter:
(1)
An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d) of this section;

	(2)	A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and
(3)
A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

(k)	(1)
A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

	(2)	A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.
	(3)	The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.
(1)
Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

Item 31.
Business and Other Connections of Investment Adviser
The Registrant's investment adviser is Empower Capital Management, LLC (“ECM”), a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAIC”) and an affiliate of Empower Retirement, LLC (“Empower”), located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111. In addition to Empower Funds, Inc. (“Empower Funds”), ECM provides investment advisory services for various collective investment trusts, stable value funds and unregistered separate accounts of EAIC. The managers and officers of ECM have held during the past two fiscal years, the following positions of a substantial nature.
Officers of Investment Adviser
Name	Position(s)
Empower Capital Management, LLC
Jonathan D. Kreider	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, ECM; Director and President & Chief Executive Officer, Empower Funds
Jack E. Brown
Senior Vice President, U.S. Chief Investment Officer & Lead Portfolio Manager,
Empower; Chief Investment Officer & Manager, ECM; Senior Vice President &
Chief Investment Officer, EAIC and Empower Life & Annuity Insurance Company of
New York (“ELAINY”); Senior Vice President, Empower Trust Company, LLC (“ETC”)

Richard H. Linton
President & Chief Operating Officer, Empower; Manager, ECM; Director & Executive
Vice President, Empower Financial Services, Inc. (“EFSI”); Executive Vice President,
Group Distributions and Operations, EAIC; Chairman & President, ETC

David G. McLeod	Senior Vice President & Chief Business Development Officer, Empower; Manager, Empower Advisory Group, LLC (“EAG”) and ECM
Christine M. Moritz	Senior Vice President & Chief Financial Officer, Empower; Manager, ECM; Treasurer & Manager, EAG
Kelly B. New	Assistant Vice President, Fund Administration, Empower; Treasurer, ECM and Empower Funds; Assistant Vice President & Treasurer, ETC
Katherine L. Stoner	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, EAG, ECM, and Empower Funds
Ryan L. Logsdon	Deputy General Counsel, Corporate & Investments, Empower; Vice President, Counsel & Secretary, ECM; Chief Legal Officer & Secretary, Empower Funds; Secretary, Audit Committee, ELAINY

Officers of Investment Adviser
Name	Position(s)
Adam J. Kavan
Assistant General Counsel, Corporate & Investments, Empower; Assistant Vice President,
Counsel & Assistant Secretary, ECM & Empower Funds; Assistant General Counsel &
Assistant Secretary, EFSI; Senior Counsel & Assistant Secretary, ETC; Senior Counsel &
Secretary, EAG

John A. Clouthier	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, ECM and Empower Funds; Assistant Vice President & Assistant Treasurer, ETC
Andrew N. Corwin	Assistant Vice President, Portfolio Construction & Research, Empower; Director, Portfolio Construction & Research, ECM
Maria Mendelsberg	Assistant Vice President, Portfolio Management, Empower; Portfolio Manager, ECM
Darrin Clough	Assistant Vice President, Portfolio Management, Empower; Portfolio Manager, ECM
Anthony Arnese	Assistant Vice President, Portfolio Management, Empower; Assistant Portfolio Manager, ECM
Tad Anderson	Head of Corporate Bond Research, Empower; Assistant Portfolio Manager, ECM
Ward Argust	Senior Managing Director, Global Private Debt, Empower; Assistant Portfolio Manager, ECM
Robyn Richards	Assistant Vice President, Investments Credit Research, Empower; Assistant Portfolio Manager, ECM
Abhijit Dande	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM
Amundi Asset Management US, Inc. (“Amundi”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Amundi, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Amundi pursuant to the Advisers Act (SEC File No. 801-8255).
Ariel Investments, LLC (“Ariel”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Ariel, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Ariel pursuant to the Advisers Act (SEC File No. 801-18767).
BlueBay Asset Management, LLP (“BlueBay”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of BlueBay, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by BlueBay pursuant to the Advisers Act (SEC File No. 801-61494).
Franklin Templeton Institutional, LLC (“FTILLC”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of FTILLC, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by FTILLC pursuant to the Advisers Act (SEC File No. 801-60684).
Goldman Sachs Asset Management, L.P. (“GSAM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of GSAM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by GSAM pursuant to the Advisers Act (SEC File No. 801-37591).

Hotchkis & Wiley Capital Management, LLC (“H&W”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of H&W, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by H&W pursuant to the Advisers Act (SEC File No. 801-60512).
Insight North America, LLC (“Insight”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Insight, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Insight pursuant to the Advisers Act (SEC File No. 801-69964).
Irish Life Investment Managers Limited (“ILIM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of ILIM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by ILIM pursuant to the Advisers Act (SEC File No. 801-99365).
J.P. Morgan Investment Management Inc. (“JPMorgan”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of JPMorgan, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by JPMorgan pursuant to the Advisers Act (SEC File No. 801-21011).
Lazard Asset Management LLC (“Lazard”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Lazard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Lazard pursuant to the Advisers Act (SEC File No. 801-61701).
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Loomis Sayles, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Loomis Sayles pursuant to the Advisers Act (SEC File No. 801-170).
Lord, Abbett & Co. LLC (“Lord Abbett”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Lord Abbett, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Lord Abbett pursuant to the Advisers Act (SEC File No. 801-6997).
LSV Asset Management (“LSV”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of LSV, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by LSV pursuant to the Advisers Act (SEC File No. 801-47689).
Massachusetts Financial Services Company (“MFS”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of MFS, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by MFS pursuant to the Advisers Act (SEC File No. 801-17352).

Peregrine Capital Management, LLC (“Peregrine”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Peregrine, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Peregrine pursuant to the Advisers Act (SEC File No. 801-21400).
Putnam Investment Management, LLC (“Putnam”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Putnam, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Putnam pursuant to the Advisers Act (SEC File No. 801-7974).
T. Rowe Price Associates, Inc. (“TRPA”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of TRPA, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by TRPA pursuant to the Advisers Act (SEC File No. 801-856).
T. Rowe Price Investment Management, Inc. (“TRPIM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of TRPIM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by TRPIM pursuant to the Advisers Act (SEC File No. 801-121434).
UBS Asset Management (Americas) Inc. (“UBS AM”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of UBS AM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by UBS AM pursuant to the Advisers Act (SEC File No. 801-34910).
Virtus Fixed Income Advisers, LLC (“VFIA”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of VFIA, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by VFIA pursuant to the Advisers Act (SEC File No. 801-68743).
Wellington Management Company LLP (“Wellington”) is an investment adviser registered under the Advisors Act. The list required by this Item 31 of officers and directors of Wellington, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and B of Form ADV, Part 1, as applicable, filed by Wellington pursuant to the Advisers Act (SEC File No. 801-15908).
Item 32.
Principal Underwriter
(a) EFSI serves as the principal underwriter for the Registrant. EFSI also serves as distributor or principal underwriter for certain variable contracts issued by EAIC and ELAINY through the following separate accounts: FutureFunds Series Account of EAIC, FutureFunds Series Account II of EAIC, FutureFunds Series Account II of ELAINY, Retirement Plan Series Account of EAIC, Variable Annuity-5 Series Account of EAIC, Variable Annuity-5 Series Account of ELAINY, Variable Annuity-8 Series Account of EAIC and Variable Annuity-8 Series Account of ELAINY.
(b)

Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Fund
Carol E. Waddell	8515 East Orchard Road Greenwood Village, CO 80111	Chair, President, and Chief Executive Officer
Stephen E. Jenks	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
Richard H. Linton, Jr.	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
William J. McDermott	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Daniel A. Morrison	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Joseph M. Smolen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
Regina M. Mattie	8515 East Orchard Road Greenwood Village, CO 80111	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President and Treasurer
Ken I. Schindler	8515 East Orchard Road Greenwood Village, CO 80111	Chief Compliance Officer
Mike J. Kavanagh	8515 East Orchard Road Greenwood Village, CO 80111	Associate Chief Compliance Officer
Brockett R. Hudson	8515 East Orchard Road Greenwood Village, CO 80111	Associate General Counsel and Secretary
Adam J. Kavan	8515 East Orchard Road Greenwood Village, CO 80111	Assistant General Counsel and Assistant Secretary	Assistant Vice President, Counsel and Assistant Secretary
Stephanie Barres	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
Shannon Cochran	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
(c) Compensation received by the principal underwriter during Empower Funds’ last fiscal year ended April 30, 2022:
Principal Underwriter	Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Empower Financial Services, Inc.	$0	$0	$0	$0
Item 33.
Location of Accounts and Records
All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained in the physical possession of: Great-West Funds, 8515 East Orchard Road, Greenwood Village, Colorado 80111; GWCM, 8515 East Orchard Road, Greenwood Village, Colorado 80111; The Bank of New York Mellon, One Wall Street, New York, New York, 10286; DST Asset Manager

Solutions, Inc., 333 West 11th Street, 5th Floor, Kansas City, MO 64105; or with certain registered service providers of Great-West Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and/or Section 17 of the Securities and Exchange Act of 1934.
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act, Empower Funds certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado on the 26th day of August, 2022.
EMPOWER FUNDS, INC. (Registrant)
By:	/s/ Jonathan D. Kreider
Jonathan D. Kreider President & Chief Executive Officer
Pursuant to the requirements of the Securities Act, this amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
	Signature	Title	Date
	/s/ Gail H. Klapper	Director & Chair	August 26, 2022
Gail H. Klapper*
	/s/ Stephen G. McConahey	Director	August 26, 2022
Stephen G. McConahey*
	/s/ James A. Hillary	Director	August 26, 2022
James A. Hillary*
	/s/ R. Timothy Hudner	Director	August 26, 2022
R. Timothy Hudner*
	/s/ Steven A. Lake	Director	August 26, 2022
Steven A. Lake*
	/s/ Jonathan D. Kreider	Director, President & Chief Executive Officer	August 26, 2022
Jonathan D. Kreider
	/s/ Kelly B. New	Treasurer, Principal Financial Officer & Principal Accounting Officer	August 26, 2022
Kelly B. New

*By:	/s/ Ryan L. Logsdon		August 26, 2022
Ryan L. Logsdon (Attorney-in-fact)
Powers of Attorney for Ms. Klapper and Messrs. McConahey, Hillary, Hudner and Lake are incorporated by reference to Registrant’s Post-Effective Amendment No. 176 filed on April 29, 2022 (File No. 2-75503).